Exhibit 4(ggg)

AGENCY AGREEMENT

relating to

B OF A ISSUANCE B.V.

U.S. $6,000,000,000

Structured Securities Program

among

B OF A ISSUANCE B.V.

as Issuer

and

BANK OF AMERICA CORPORATION

as Guarantor

and

THE BANK OF NEW YORK

as Principal Agent

and

THE BANK OF NEW YORK, FRANKFURT

as German Paying Agent

and

THE BANK OF NEW YORK (LUXEMBOURG) S.A.

as Paying Agent and Luxembourg Listing Agent

DATED AS OF SEPTEMBER 7, 2007

INDEX

Clause		Page
1.	Definitions and Interpretation	1
2.	Appointments of Principal Agent, Paying Agents, Luxembourg Listing Agent, Delivery Agent and Calculation Agent, German Paying Agent	5
3.	Issue of Temporary Global Notes, Temporary Global Certificates and Global Warrants	7
4.	Determination of Exchange Date, Issue of Permanent Global Notes, Permanent Global Certificates or Definitive Securities and Determination of Restricted Period	8
5.	Issue of Definitive Securities	11
6.	Terms of Issue	11
7.	Payments and Deliveries	12
8.	Determinations and Notifications in Respect of Securities	14
9.	Notice of Any Withholding or Deduction	15
10.	Optional Early Redemption, Put Notices, Certificate Settlement Notices, Asset Transfer Notices and Exercise Notices	15
11.	Receipt and Publication of Notices; Receipt of Certificates	18
12.	Cancellation of Securities, Receipts, Coupons and Talons	18
13.	Issue of Replacement Securities, Receipts, Coupons and Talons	19
14.	Copies of Documents Available for Inspection	20
15.	Repayment by the Agent	20
16.	Conditions of Appointment	20
17.	Communication Between the Parties	21
18.	Changes in Agent and Paying Agents	21
19.	Merger and Consolidation	23
20.	Notification of Changes to Paying Agents	23
21.	Change of Specified Office	23
22.	Notices	24
23.	Taxes and Stamp Duties	25
24.	Commissions, Fees and Expenses	25
25.	Indemnity	25
26.	Reporting	26
27.	Governing Law	26
28.	Amendments	27
29.	Descriptive Headings	27
30.	Counterparts	27

Schedule 1	-	Form of German Temporary Global Note/Certificate (including convenience translation)
Schedule 2	-	Form of German Permanent Global Note/Certificate (including convenience translation)
Schedule 3	-	Form of Temporary Global Note/Certificate
Schedule 4	-	Form of Permanent Global Note/Certificate
Schedule 5	-	Form of Put Notice
Schedule 6	-	Form of Asset Transfer Notice
Schedule 7	-	Form of Exercise Notice
Schedule 8	-	Form of Certificate Settlement Notice
Schedule 9	-	Form of Definitive Note/Certificate (English version)
Schedule 10	-	Form of Coupon (English version)
Schedule 11	-	Form of Receipt (English version)
Schedule 12	-	Form of Talon (English version)

i

THIS AGENCY AGREEMENT (this “Agreement”) dated as of September 7, 2007 is made by and among:

(i)	B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Issuer”);

(ii)	Bank of America Corporation, a Delaware corporation (the “Guarantor,” and together with the Issuer, the “Offerors”);

(iii)	The Bank of New York, a national banking association organized under the laws of the United States (the “Agent” and the “Principal Agent”);

(iv)	The Bank of New York acting through its office at Frankfurt am Main, Niedenau 61–63, 60325 Frankfurt am Main, Germany (the “German Paying Agent”); and

(v)	The Bank of New York (Luxembourg) S.A., a société anonyme organized under the laws of Luxembourg (the “Paying Agent” and the “Luxembourg Listing Agent”).

WHEREAS, the Issuer proposes to issue Notes, Certificates and Warrants (the “Securities”), in an amount up to U.S. $6,000,000,000 (or its equivalent in other currencies) outstanding at any one time (calculated in accordance with the provisions of Clause 8(7) hereto), as provided in a Program Agreement of even date (as amended and supplemented from time to time, the “Program Agreement”) by and among the Issuer, the Guarantor and Banc of America Securities Limited (the “Arranger”) and as described in a Base Prospectus (as defined in the Program Agreement);

WHEREAS, the Securities will be guaranteed by the Guarantor as provided in the guarantee agreement (the “Guarantee”) in favor of holders of the Securities executed by the Guarantor of even date;

WHEREAS, the Securities will be issued in the denominations and amounts specified in the applicable Final Terms (as defined in the Program Agreement); and

WHEREAS, unless otherwise determined by the Issuer and specified in the applicable Terms and Conditions, beneficial interests in each Tranche of Notes and Certificates initially will be represented by a Temporary Global Security, exchangeable, as provided in such Temporary Global Security, for beneficial interests in a Permanent Global Security, beneficial interests in each Tranche of Warrants initially will be represented by a Permanent Global Security, and beneficial interests in a Global Security may be exchangeable for Definitive Securities, in each case, as further described herein and in accordance with the Terms and Conditions of the Global Securities.

NOW, THEREFORE, it is agreed as follows:

1.	Definitions and Interpretation

(1) Terms and expressions defined in the Program Agreement or the Securities or used in the applicable Terms and Conditions shall have the same meanings in this Agreement, except where the context requires otherwise.

(2) Without prejudice to the foregoing in this Agreement:

“Affiliate” means, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the person;

“Agent” means the Principal Agent or any other agent as the context may require;

“Calculation Agency Agreement” means the Calculation Agency Agreement dated on or about the date hereof in relation to the Program among the Issuer, the Guarantor and one or more agents named therein, as Calculation Agent (each, a “Calculation Agent”);

“Certificate” means any certificate issued or to be issued by the Issuer pursuant to this Agreement and includes the Global Certificates, as well as any applicable Definitive Certificates and Coupons;

“CGN” and “Classic Global Note” mean a Temporary Global Note or a Permanent Global Note (other than a German Global Note), in either case where the applicable Final Terms specify the Notes as being in CGN form;

“Clearstream, Frankfurt” means Clearstream Banking AG, Frankfurt;

“Coupons” means the interest coupons substantially in the form set out in Schedule 10 hereto and translated into German in case the binding language of the Terms and Conditions is German provided that tax legends shall be in English to the extent required by U.S. tax laws (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) which are or will be attached to an interest-bearing Definitive Security, if issued, on issue;

“Definitive Certificate” means a Certificate in definitive form issued or to be issued under certain circumstances pursuant hereto substantially in the form set out in Schedule 9 hereto and translated into German in case the binding language of the Terms and Conditions is German provided that tax legends shall be in English to the extent required by U.S. tax laws (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer);

“Definitive Note” means a Note in definitive form issued or to be issued under certain circumstances pursuant hereto substantially in the form set out in Schedule 9 hereto and translated into German in case the binding language of the Terms and Conditions is German provided that tax legends shall be in English to the extent required by U.S. tax laws (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer);

“Definitive Security” means a Definitive Certificate, Definitive Note or Definitive Warrant;

“Definitive Warrant” means a Warrant in definitive form in such form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer issued or to be issued under certain circumstances pursuant hereto;

“Delivery Agency Agreement” means the Delivery Agency Agreement dated on or about the date hereof in relation to the Program among the Issuer, the Guarantor and one or more agents named therein as Delivery Agent (each, a “Delivery Agent”);

“Eurosystem-eligible NGN” means a NGN which is intended to be held in a manner which would allow Eurosystem eligibility, as stated in the applicable Final Terms;

“German Global Certificate” means a German Permanent Global Certificate or a German Temporary Global Certificate;

“German Global Note” means a German Permanent Global Note or a German Temporary Global Note;

“German Global Securities” means a German Temporary Global Security or a German Permanent Global Security;

“German Global Warrant” means a global warrant in such form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer;

“German Permanent Global Certificate” means a permanent global certificate substantially in the form set out in Schedule 2 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) issued or to be issued (if indicated in the applicable Final Terms) by the Issuer pursuant to this Agreement in exchange for the German Temporary Global Certificate issued in respect of Certificates of the same series;

“German Permanent Global Note” means a permanent global note substantially in the form set out in Schedule 2 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) issued or to be issued (if indicated in the applicable final terms) by the Issuer pursuant to this Agency Agreement in exchange for the German Temporary Global Note issued in respect of Notes of the same series;

“German Permanent Global Security” means a German Permanent Global Note, a German Permanent Global Certificate or a German Global Warrant;

“German Temporary Global Certificate” means a temporary global certificate substantially in the form set out in Schedule 1 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer);

“German Temporary Global Note” means a temporary global note substantially in the form set out in Schedule 1 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer);

“German Temporary Global Security” means a German Temporary Global Note or a German Temporary Global Certificate;

“Global Certificate” means a Temporary Global Certificate or a Permanent Global Certificate;

“Global Note” means a Temporary Global Note or a Permanent Global Note;

“Global Security” means a Temporary Global Security or a Permanent Global Security;

“Global Warrant” means a global warrant in such form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer issued or to be issued by the Issuer pursuant to this Agreement or a German Global Warrant;

“Instruments” means, collectively, the Certificates and the Warrants;

“London Business Day” means a day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle payments in London;

“NGN” and “New Global Note” mean a Temporary Global Note or a Permanent Global Note (other than a German Global Note), in either case where the applicable Final Terms specify the Notes as being in NGN form;

“Note” means any note issued or to be issued by the Issuer pursuant to this Agreement and includes the Global Notes, as well as any applicable Definitive Notes and Coupons;

“outstanding” means, in relation to the Securities, all the Securities issued other than (a) those which have been redeemed in accordance with the applicable Terms and Conditions, (b) those in respect of which the redemption date in accordance with the Terms and Conditions has occurred and the redemption consideration (including any interest accrued on such Securities (if the Securities are Notes or Certificates) to the date for such redemption and any interest or other amounts payable or deliverable under the Terms and Conditions after such date) have been duly paid to the Principal Agent as provided in this Agreement or delivered pursuant to the Delivery Agency Agreement and remain available for payment or delivery against presentation and surrender of Securities and/or Receipts and/or Coupons, as the case may be, (c) those which have become void, (d) those which have been purchased and canceled, (e) those mutilated or defaced Securities which have been surrendered in exchange for replacement Securities, (f) (for purposes only of determining how many Securities are outstanding and without prejudice to their status for any other purpose) those Securities alleged to have been lost, stolen or destroyed and in respect of which replacement Securities have been issued, and (g) any Temporary Global Security to the extent that it shall have been exchanged for a Permanent Global Security, in each case pursuant to their respective provisions; provided that for the purposes of (i) ascertaining the right to attend and vote at any meeting of the Holders and (ii) the determination of how many Securities are outstanding, those Securities which are beneficially held by, or are held on behalf of, the Issuer or any of its Affiliates shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

“Paying Agents” means the Principal Agent and the Paying Agents referred to above and such other paying Agent or Agents as may be appointed from time to time hereunder;

“Permanent Global Certificate” means a permanent global certificate substantially in the form set out in Schedule 4 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) issued or to be issued (if indicated in the applicable Final Terms) by the Issuer pursuant to this Agreement in exchange for the Temporary Global Certificate issued in respect of Certificates of the same Series or a German Permanent Global Certificate, as applicable;

“Permanent Global Note” means a permanent global note substantially in the form set out in Schedule 4 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) issued or to be issued (if indicated in the applicable Final Terms) by the Issuer pursuant to this Agreement in exchange for the Temporary Global Note issued in respect of Notes of the same Series or a German Permanent Global Note, as applicable;

“Permanent Global Security” means a Permanent Global Note, a Permanent Global Certificate, or a Global Warrant;

“Receipt” means the installment payment certificate substantially in the form set out in Schedule 11 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) (as may be translated into German) provided that tax legends shall be in English to the extent required by U.S. tax laws which may be attached to a Definitive Security providing for payment of installments, if issued, on issue;

“Restricted Period” shall be determined as set forth in Clause 4(2), unless otherwise indicated;

“Talon” means the renewal certificate for interest coupons substantially in the form set out in Schedule 12 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) (as may be translated into German) provided that tax legends shall be in English to the extent required by U.S. tax laws which are or will be attached to an interest-bearing Definitive Security, if issued, on issue;

“Temporary Global Certificate” means a temporary global certificate substantially in the form set out in Schedule 3 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) or a German Temporary Global Certificate, as applicable;

“Temporary Global Note” means a temporary global note substantially in the form set out in Schedule 3 hereto (or in such other form as may be agreed between the Issuer, the Guarantor, the Agent and the relevant Dealer) or a German Temporary Global Note, as applicable;

“Temporary Global Security” means a Temporary Global Note or a Temporary Global Certificate;

“Terms and Conditions” shall be the respective consolidated Terms and Conditions of the Notes or Instruments contained in the respective Final Terms;

“U.S. person” shall, unless otherwise indicated, have the meaning set forth in Regulation S under the U.S. Securities Act of 1933, as amended; and

“Warrant” means any warrant issued or to be issued by the Issuer pursuant to this Agreement and includes the Global Warrants, as well as any applicable Definitive Warrants.

(3) The term “Securities” as used in this Agreement shall include the Temporary Global Securities and the Permanent Global Securities, Definitive Securities and Coupons, as applicable. The term “Global Security” as used in this Agreement shall include both the Temporary Global Security and the Permanent Global Security, as applicable, each of which is a “Global Security.” The term “Holders” as used in this Agreement shall include the “Noteholders”, “Certificateholders” and “Warrantholders” each as defined in the Terms and Conditions.

(4) For purposes of this Agreement, the Securities of each Series shall form a separate series of Securities and the provisions of this Agreement shall apply mutatis mutandis separately and independently to the Securities of each Series and in such provisions the expressions “Securities,” “Holders,” “Receipts,” “Receiptholders”, “Coupons”, “Couponholders”, “Talons” and “Talonholders” shall be construed accordingly.

(5) All references in this Agreement to principal, interest or to any moneys payable or amounts deliverable by the Issuer in respect of the Securities under this Agreement shall have the meaning set out in the respective Terms and Conditions, as applicable.

(6) All references in this Agreement to the “relevant currency” shall be construed as references to the currency in which the relevant Securities and/or Coupons are denominated (or payable in the case of Certificates and Warrants payable in cash and Dual Currency Notes).

(7) In this Agreement, Clause headings are inserted for convenience and ease of reference only and shall not affect the interpretation of this Agreement. All references in this Agreement to the provisions of any statute shall be deemed to be references to that statute as from time to time modified, extended, amended or re-enacted or to any statutory instrument, order or regulation made thereunder or under such re-enactment.

(8) All references in this Agreement to an agreement, instrument or other document (including, without limitation, this Agreement, the Program Agreement, the Securities, the Guarantee, the Delivery Agency Agreement, the Calculation Agency Agreement and any Terms and Conditions appertaining thereto) shall be construed as a reference to that agreement, instrument or document as the same may be amended, modified, varied or supplemented from time to time.

(9) Any references herein to Euroclear or Clearstream, Luxembourg or Clearstream, Frankfurt shall be deemed to include, whenever the context permits, a reference to any additional or alternative clearance system approved by the Issuer, the Guarantor and the Agent. References to the “records” of Euroclear and Clearstream, Luxembourg or Clearstream, Frankfurt shall be to the records that each of such entities holds for its customers, which reflect the amount of such customer’s interest in the Securities.

2.	Appointments of Principal Agent, Paying Agents, Luxembourg Listing Agent, Delivery Agent and Calculation Agent, German Paying Agent

(1) The Offerors hereby appoint The Bank of New York as principal agent, and The Bank of New York hereby acknowledges its acceptance of such appointment as principal agent of the Issuer, upon the terms and subject to the conditions set out below, for the purposes of:

(a) completing, authenticating and delivering Global Securities and (if required) authenticating and delivering Definitive Securities;

(b) giving effectuation instructions in respect of each Global Note which is an Eurosystem-eligible NGN;

(c) exchanging Temporary Global Notes for Permanent Global Notes or Definitive Notes, as the case may be, and exchanging Temporary Global Certificates for Permanent Global Certificates or Definitive Certificates, as the case may be, any such exchange to be made in accordance with the terms of such Temporary Global Note or Temporary Global Certificate and, in respect of such exchange, (i) making all notations on Global Notes which are CGNs or Global Certificates (other than German Global Securities), as required by their terms and (ii) instructing Euroclear and Clearstream, Luxembourg or Clearstream, Frankfurt, as applicable, to make appropriate entries in their records in respect of all Global Notes which are NGNs or German Global Securities;

(d) under certain circumstances, exchanging Permanent Global Securities for Definitive Securities in accordance with the terms of such Permanent Global Securities and, in respect of such exchange, (i) making all notations on Permanent Global Securities which are CGNs or Instruments (other than German Global Securities), as required by their terms and (ii) instructing Euroclear and Clearstream, Luxembourg to make appropriate entries in their records in respect of all Permanent Global Notes which are NGNs or German Global Securities;

(e) paying sums due on Global Securities and Definitive Securities, Receipts and Coupons and instructing Euroclear and Clearstream, Luxembourg or Clearstream, Frankfurt, as applicable, to make appropriate entries in their records in respect of all Global Notes which are NGNs or German Global Securities (as provided in this Agreement);

(f) determining the end of the Restricted Period applicable to each Tranche;

(g) arranging on behalf of the Offerors for notices to be communicated to the Holders;

(h) preparing and sending any required periodic reports to the Ministry of Finance of Japan (the “MoF”), or any other appropriate regulatory authority and, subject to confirmation from the Issuer and/or the Guarantor for the need for such further reporting, ensuring that all necessary action is taken to comply with any reporting requirements of any competent authority of any relevant currency as may be in force from time to time with respect to the Securities to be issued under the Program;

(i) subject to the Procedures Memorandum, submitting to the appropriate stock exchange such number of copies of each Final Terms which relate to Securities which are to be listed on that stock exchange as it may reasonably require;

(j) receiving notice from Euroclear or Clearstream, Luxembourg or Clearstream, Frankfurt, as applicable, relating to the certifications of non-United States beneficial ownership of the Securities; and

(k) performing all other obligations and duties imposed upon it by the applicable Terms and Conditions, this Agreement or as may be agreed in writing between the Offerors and the Agent in connection with a particular Series or Tranche of Securities.

(2) The Offerors, in their discretion, may appoint (or remove) one or more agents outside the United States and its possessions (each, a “Paying Agent”) for the payment (subject to applicable laws and regulations) of the principal of, any interest, other amounts payable and Additional Amounts, if any, on the Notes, Certificates and Warrants. Upon its written acceptance of such appointment or execution of a copy of this Agreement, each Paying Agent shall have the powers and authority granted to and conferred upon it herein and in the Securities, and such further powers and authority, acceptable to it, to act on behalf of the Offerors as the Offerors hereafter may grant to or confer upon it in writing. As used herein, “paying agencies” shall mean paying agencies maintained by a Paying Agent on behalf of the Offerors as provided elsewhere herein.

(a) The Offerors hereby appoint The Bank of New York (Luxembourg) S.A., at its office in Luxembourg at Aerogolf Center, 1A, Hoehenhof, L-1736 Senningerberg, Luxembourg, as Paying Agent in Luxembourg. The Bank of New York (Luxembourg) S.A. is also hereby appointed as Luxembourg Listing Agent for purposes of the Securities. The Bank of New York (Luxembourg) S.A. hereby acknowledges its acceptance of such appointment as Luxembourg Paying Agent and Luxembourg Listing Agent subject to the terms and conditions set out in this Agreement.

(b) The Offerors hereby appoint The Bank of New York, Frankfurt Branch as German Paying Agent in relation to Securities which are issued through Clearstream, Frankfurt, and The Bank of New York, Frankfurt Branch hereby acknowledges its acceptance of such appointment as German Paying Agent of the Offerors upon the terms and subject to the conditions set out in this Agreement.

(3) The Offerors will appoint one or more agents to make certain calculations with respect to the Securities (the “Calculation Agent”) pursuant to the Terms and Conditions, substantially in the form of the Calculation Agency Agreement.

(4) The Offerors will appoint one or more agents to deliver relevant Physical Delivery Amount(s) with respect to Physical Delivery Securities (the “Delivery Agent”) pursuant to the Terms and Conditions, substantially in the form of the Delivery Agency Agreement.

(5) In relation to each issue of Eurosystem-eligible NGNs, the Issuer hereby authorizes and instructs the Agent to elect, as directed by the Issuer, Euroclear or Clearstream, Luxembourg as common safekeeper. From time to time, the Offerors and the Agent may agree to vary this election. Each Offeror acknowledges that any such election is subject to the right of Euroclear and Clearstream, Luxembourg to jointly determine that the other shall act as common safekeeper in relation to any such issue and agrees that no liability shall attach to the Agent in respect of any such election made by it.

(6) The obligations of the Paying Agents under this Agreement shall be several and not joint.

3.	Issue of Temporary Global Notes, Temporary Global Certificates and Global Warrants

(1) Subject to sub-clause (2), following receipt of a notification from the Issuer in respect of an issue of Securities (such notification being by receipt of a confirmation (a “Confirmation”), substantially in the applicable form set out in the Procedures Memorandum), the Agent will take the steps required of the Agent in the Procedures Memorandum. For this purpose the Agent is hereby authorized on behalf of the Issuer:

(a) to prepare a Temporary Global Security in accordance with such Confirmation by attaching a copy of the applicable consolidated Terms and Conditions to a copy of the relevant master Temporary Global Security;

(b) to prepare a Global Warrant in accordance with such Confirmation by attaching a copy of the applicable consolidated Terms and Conditions to a copy of the relevant master Global Warrant;

(c) to authenticate (or cause to be authenticated) such Temporary Global Security or Global Warrant;

(d) to deliver the Temporary Global Security or Global Warrant, as applicable, to the specified common depositary (in the case of a Temporary Global Note which is a CGN, a Global Certificate or a Global Warrant) or specified common safekeeper (if the Temporary Global

Note is a NGN) for Euroclear and Clearstream, Luxembourg or Clearstream, Frankfurt (in the case of a German Temporary Global Security or a German Global Warrant and (i) in the case of an issue of a Temporary Global Note which is a CGN, a Global Certificate or a Global Warrant, to instruct Euroclear or Clearstream, Luxembourg or Clearstream, Frankfurt, as the case may be, unless otherwise agreed in writing between the Agent and the Issuer, (A) in the case of an issue of Securities on a non-syndicated basis, to credit the applicable Securities represented by such Global Security, to the Agent’s distribution account, and (B) in the case of an issue of Securities on a syndicated basis, to hold such Securities pursuant to the Issuer’s order, and (ii) in the case of a Temporary Global Note which is a Eurosystem-eligible NGN, to instruct the common safekeeper to effectuate the same;

(e) to ensure that the Securities of each Tranche are assigned a common code (“Common Code”) and International Security Identification Number (“ISIN”) by Euroclear, Clearstream, Luxembourg or Clearstream, Frankfurt, respectively, which in the case of Notes or Certificates, are different from the Common Code and ISIN assigned to any other Tranche of the same Series until 40 calendar days after the completion of the distribution of the Notes or Certificates, as applicable, of such Tranche as notified by the Agent to the relevant Dealer; and

(f) if the Temporary Global Note is a NGN or a German Global Security, instruct Euroclear and Clearstream, Luxembourg or Clearstream, Frankfurt, as applicable, to make the appropriate entries in their records to reflect the initial outstanding aggregate principal amount of the relevant Tranche of Notes.

(2) The Agent shall only be required to perform its obligations under sub-clause (1) if it holds:

(a) master Temporary Global Securities duly executed by a person or persons authorized to execute the same on behalf of the Issuer, which may be used by the Agent for the purpose of preparing Temporary Global Securities in accordance with Clause 3(1)(a); and

(b) master Permanent Global Notes or master Permanent Global Certificates or master Global Warrants, duly executed by a person or persons authorized to execute the same on behalf of the Issuer, which may be used by the Agent for the purpose of preparing Permanent Global Notes and Permanent Global Certificates and Global Warrants in accordance with Clause 4 below.

(3) The Agent will provide Euroclear and/or Clearstream, Luxembourg or Clearstream, Frankfurt, as applicable, with the notifications, instructions or other information to be given by the Agent to Euroclear and/or Clearstream, Luxembourg or Clearstream, Frankfurt, as applicable, in accordance with the standard procedures of Euroclear and/or Clearstream, Luxembourg or Clearstream, Frankfurt.

4.	Determination of Exchange Date, Issue of Permanent Global Notes, Permanent Global Certificates or Definitive Securities and Determination of Restricted Period

(1)(a) The Agent shall determine the Exchange Date for each Temporary Global Note or Temporary Global Certificate, as applicable, or portion thereof, in accordance with the terms thereof. Forthwith upon determining the Exchange Date in respect of any Tranche, the Agent shall notify such determination to the Issuer, the relevant Dealer, Euroclear, Clearstream, Luxembourg and Clearstream Frankfurt, respectively.

(b) The Agent shall deliver, upon notice from Euroclear or Clearstream, Luxembourg or Clearstream, Frankfurt, a Permanent Global Note or Permanent Global Certificate or Definitive Notes or Definitive Certificates, as the case may be, in accordance with the terms of the Temporary Global Note or Temporary Global Certificate, as applicable, in each case against certification of non-U.S. beneficial ownership as required by U.S. Treasury Regulations unless such certification has already been given. Upon any such exchange of a portion of a Temporary

Global Note or Temporary Global Certificate for an interest in a Permanent Global Note or Permanent Global Certificate, as the case may be, the Agent is hereby authorized on behalf of the Issuer:

(i) for the first Tranche of any Series of Notes or Certificates, to prepare and complete a Permanent Global Note or Permanent Global Certificate, as applicable, in accordance with the terms of the Temporary Global Notes or Temporary Global Certificates applicable to such Tranche by attaching a copy of the applicable Terms and Conditions to a copy of the relevant master Permanent Global Note or Permanent Global Certificate, as applicable;

(ii) for the first Tranche of any Series of Notes or Certificates to authenticate such Permanent Global Note or Permanent Global Certificate, as applicable;

(iii) for the first Tranche of any Series of Notes, where the Permanent Global Note is a CGN, or Series of Certificates (other than German Permanent Global Securities), to deliver such Permanent Global Note or Permanent Global Certificate, as applicable, to the common depositary which is holding the Temporary Global Note or Temporary Global Certificate applicable to such Tranche for the time being on behalf of Euroclear and/or Clearstream, Luxembourg either in exchange for such Temporary Global Note or Temporary Global Certificate, as applicable, or, in the case of a partial exchange, on entering details of such partial exchange of the Temporary Global Note or Temporary Global Certificate in the relevant spaces of both the Temporary Global Note and the Permanent Global Note or the Temporary Global Certificate and the Permanent Global Certificate, as applicable, and in either case against receipt from the common depositary of confirmation that such common depositary is holding the Permanent Global Note or Permanent Global Certificate, as applicable, in safe custody for the account of Euroclear and/or Clearstream, Luxembourg;

(iv) for the first Tranche of any Series of Notes where the Permanent Global Note is a NGN, to deliver such Permanent Global Note to the common safekeeper which is holding the Temporary Global Note representing the Tranche for the time being on behalf of Euroclear and/or Clearstream, Luxembourg to effectuate (in the case of a Permanent Global Note which is a Eurosystem-eligible NGN) and to hold on behalf of the Issuer pending its exchange for the Temporary Global Note;

(v) for the first Tranche of any Series of Notes or Certificates where the Permanent Global Note or Permanent Global Certificate is a German Global Note or German Global Certificate, to deliver such German Global Note or German Global Certificate to Clearstream, Frankfurt;

(vi) in the case of a subsequent Tranche of any Series of Notes, where the Permanent Global Note is a CGN, or Series of Certificates (other than German Permanent Global Securities), to attach a copy of the applicable Terms and Conditions to the Permanent Global Note or Permanent Global Certificate applicable to the relevant Series and to enter details of any exchange in whole or part as stated above;

(vii) in the case of a subsequent Tranche of any Series of Notes where the Permanent Global Note is a NGN, to deliver the applicable Terms and Conditions to the specified common safekeeper for attachment to the Permanent Global Note applicable to the relevant Series; and

(viii) in the case of a subsequent Tranche of any Series of Notes or Certificates where the Permanent Global Note or Permanent Global Certificate is a German Global Note or German Global Certificate, to deliver such German Global Note or German Global Certificate to Clearstream, Frankfurt.

(2) (a) For a Tranche in respect of which there is only one Dealer, the Agent will determine the end of the Restricted Period in respect of such Tranche as being the fortieth calendar day following the date certified by the relevant Dealer to the Agent as being the date as of which distribution of the Notes or Certificates of that Tranche was completed.

(b) For a Tranche in respect of which there is more than one Dealer but is not issued on a syndicated basis, the Agent will determine the end of the Restricted Period in respect of such Tranche as being the fortieth calendar day following the latest of the dates certified by all the relevant Dealers to the Agent as being the respective dates as of which distribution of the Notes or Certificates of that Tranche purchased by each such Dealer was completed.

(c) For a Tranche issued on a syndicated basis, the Agent will determine the end of the Restricted Period in respect of such Tranche as being the fortieth calendar day following the date certified by the Lead Manager to the Agent as being the date as of which distribution of the Notes or Certificates of that Tranche was completed.

(d) Forthwith upon determining the end of the Restricted Period in respect of any Tranche, the Agent shall notify such determination to the Issuer, the Guarantor and the relevant Dealer or the Lead Manager in the case of a syndicated issue.

(3) Upon any exchange of all or a part of an interest in a Temporary Global Note or a Temporary Global Certificate for an interest in a Permanent Global Note or a Permanent Global Certificate, as applicable, or upon any exchange of all or a part of an interest in a Global Security for Definitive Securities, the Agent shall (i) procure that the relevant Global Security shall, if it is a CGN or a Certificate (other than a German Global Certificate), be endorsed by or on behalf of the Agent to reflect the reduction of its nominal amount by the aggregate nominal amount so exchanged and, where applicable, the Permanent Global Security shall be endorsed by or on behalf of the Agent to reflect the increases in its nominal amount as a result of any exchange for an interest in the Temporary Global Note or Temporary Global Certificate, as applicable, or (ii) in the case of any Global Note which is a NGN or a German Global Security, instruct Euroclear and Clearstream, Luxembourg or Clearstream, Frankfurt, as applicable, to make appropriate entries in their records to reflect such exchange. Until exchanged in full, the Holder of an interest in any Global Security shall in all respects be entitled to the same benefits under this Agreement as the Holder of Definitive Securities (and if applicable, Receipts and Talons) authenticated and delivered under this Agreement, subject as set out in the Terms and Conditions. The Agent is authorized on behalf of the Issuer and instructed (a) in the case of any Global Note which is a CGN or in the case of a Certificate (other than a German Global Certificate), to endorse or to arrange for the endorsement of the relevant Global Security to reflect the reduction in the nominal amount represented by it by the amount so exchanged and, if appropriate, to endorse the Permanent Global Security to reflect any increase in the nominal amount represented by it and, in either case, to sign in the relevant space on the relevant Global Security recording the exchange and reduction or increase, (b) in the case of any Global Note which is a NGN or a German Global Security, to instruct Euroclear and Clearstream, Luxembourg or Clearstream, Frankfurt, as applicable, to make appropriate entries in their records to reflect such exchange and (c) in the case of a total exchange, to cancel or arrange for the cancellation of the relevant Global Security.

(4) Where the Agent delivers any authenticated Global Note to a common safekeeper for effectuation using electronic means, it is authorized and instructed to destroy the Global Note retained by it following its receipt of confirmation from the common safekeeper that the relevant Global Note has been effectuated.

(5) Any exchange of all or a part of an interest in a Temporary Global Note or Temporary Global Certificate for an interest in a Permanent Global Note or Permanent Global Certificate, as applicable, or any exchange of all or a part of an interest in a Global Security for Definitive Securities shall be made only outside the United States and its possessions.

5.	Issue of Definitive Securities

(1) Interests in a Global Security will be exchangeable for Definitive Securities with Coupons, if any, attached: (i) as to Permanent Global Notes or Permanent Global Certificates in bearer form, on not less than 60 calendar days’ written notice from Euroclear and/or Clearstream, Luxembourg or Clearstream, Frankfurt (acting on the instructions of any Holder of an interest in the applicable Global Security), (ii) in the case of Global Notes, if an Event of Default (as defined in the Terms and Conditions) occurs and is continuing, (iii) if the Issuer is notified that either Euroclear or Clearstream, Luxembourg or Clearstream, Frankfurt, as applicable, has been closed for business for a continuous period of 14 calendar days (other than by reason of holiday, statutory or otherwise) after the original issuance of the Securities or has announced an intention permanently to cease business or has in fact done so and no alternative clearance system approved by the Holders is available, or (iv) if the Issuer, after notice to the Agent, determines to issue the applicable Securities in Definitive form. Upon the occurrence of these events, the Agent shall deliver the relevant Definitive Securities in accordance with the terms of the relevant Global Security. For this purpose, the Agent is hereby authorized on behalf of the Issuer:

(a) to authenticate such Definitive Securities in accordance with the provisions of this Agreement; and

(b) to deliver such Definitive Securities to or to the order of Euroclear, Clearstream, Luxembourg or Clearstream, Frankfurt and/or the requesting Holder(s), as applicable, in exchange for such Global Security.

The Agent shall notify the Issuer forthwith upon receipt of a written request for issue of Definitive Securities in accordance with the provisions of a Global Security and this Agreement (and the aggregate amount of such Temporary Global Security or Permanent Global Security, as the case may be, to be exchanged in connection therewith).

(2) The Issuer undertakes to deliver to the Agent sufficient numbers of executed Definitive Securities with, if applicable, Receipts, Coupons and Talons attached to enable the Agent to comply with its obligations under this Clause 5.

6.	Terms of Issue

(1) The Agent shall cause all Temporary Global Securities or Permanent Global Securities and Definitive Securities that are delivered to and held by it under this Agreement to be maintained in safe custody and shall ensure that such Securities are issued only in accordance with the provisions of this Agreement and the relevant Global Security and the Terms and Conditions.

(2) Subject to the procedures set out in the Procedures Memorandum, for the purposes of Clause 3(1), the Agent is entitled to treat a telephone, telex, e-mail or facsimile communication from a person purporting to be (and who the Agent believes in good faith to be) the authorized representative of the Issuer named in the lists referred to in, or notified pursuant to, Clause 16(7) as sufficient instructions and authority of the Issuer for the Agent to act in accordance with Clause 3(1).

(3) If a person who has signed on behalf of the Issuer any Security not yet issued but held by the Agent in accordance with Clause 3(1) ceases to be authorized as described in Clause 16(7), the Agent (unless the Issuer gives notice to the Agent that Securities signed by that person do not constitute valid and binding obligations of the Issuer or otherwise until replacements have been provided to the Agent) shall continue to have authority to issue any such Securities, and the Issuer hereby warrants to the Agent that such Securities shall be, unless notified as aforesaid, valid and binding obligations of the Issuer. Promptly upon such person ceasing to be authorized, the Issuer shall provide the Agent with replacement Securities. Upon receipt of such replacement Securities, the Agent shall cancel and destroy the Securities held by it which are signed by such person and shall provide to the Issuer a confirmation of destruction in respect thereof specifying the Securities so canceled and destroyed.

(4) If the Agent pays an amount (the “Advance”) to the Issuer on the basis that a payment (the “Payment”) has been, or will be, received from a Dealer and if the Payment is not received by the Agent on the date the Agent pays the Issuer, the Agent shall notify the Issuer by tested telex or facsimile that the Payment has not been received and the Issuer shall repay to the Agent the Advance and shall pay interest on the Advance (or the unreimbursed portion thereof) from (and including) the date such Advance is made to (but excluding) the earlier of repayment of the Advance and receipt by the Agent of the Payment (at a rate quoted at that time by the Agent as its cost of funding the Advance).

(5) Except in the case of issues where the Agent does not act as receiving bank for the Issuer in respect of the purchase price of the Securities being issued, if on the relevant Issue Date, a Dealer does not pay the full purchase price due from it in respect of any Security (the “Defaulted Security”) and, as a result, the Defaulted Security remains in the Agent’s distribution account with Euroclear and/or Clearstream, Luxembourg or Clearstream, Frankfurt after such Issue Date, the Agent will continue to hold the Defaulted Security pursuant to the order of the Issuer. The Agent shall notify the Issuer forthwith of the failure of the Dealer to pay the full purchase price due from it in respect of any Defaulted Security and, subsequently, shall notify the Issuer forthwith upon receipt from the Dealer of the full purchase price in respect of such Defaulted Security and pay to the Issuer the amount so received.

7.	Payments and Deliveries

(1) Subject to sub-clause (12) below, the Agent shall advise the Issuer as soon as shall be practicable preceding the date on which any payment is to be made to the Agent pursuant to this sub-clause (1) of the payment amount, value date and payment instructions and the Issuer will before 10:00 a.m. London time on each date on which any payment in respect of any Securities issued by it becomes due, transfer to an account specified by the Agent such amount in the relevant currency as shall be sufficient for the purposes of such payment in funds settled through such payment system as the Agent and the Issuer may agree.

(2) The Issuer will ensure that no later than 4:00 p.m. (London time) on the second Business Day (as defined below) immediately preceding the date on which any payment is to be made to the Agent pursuant to sub-clause (1), the Agent shall receive from the paying bank of the Issuer an irrevocable confirmation in the form of an authenticated SWIFT message that such payment shall be made. For the purposes of this Clause 7, “Business Day” means a day which is both:

(a) a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in London and Charlotte, North Carolina and any additional business center(s) specified in the applicable Terms and Conditions (“Additional Business Center(s)”); and

(b) either (1) for any sum payable in a Specified Currency other than euro, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in the principal financial center (the “Principal Financial Center”) of the country of the relevant Specified Currency (if other than London) or (2) for any sum payable in euro, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System (“TARGET System”) or any successor thereto is operating. Unless otherwise provided in the applicable Terms and Conditions, the Principal Financial Center of any country for the purpose of this Clause 7 shall be as provided in the ISDA 2000 Definitions, published by the International Swaps and Derivatives Association, Inc., except that the Principal Financial Center of Australia shall be Melbourne and Sydney, the Principal Financial Center of Canada shall be Toronto and the Principal Financial Center of New Zealand shall be Wellington.

(3) The Agent shall ensure that payments of both principal, interest or any other amount in respect of any Temporary Global Note or Temporary Global Certificate will be made only to the extent that certification of non-U.S. beneficial ownership as required by U.S. securities laws and U.S. Treasury regulations has been received from Euroclear and/or Clearstream, Luxembourg and/or Clearstream, Frankfurt in accordance with the terms thereof.

(4) Subject to the receipt by the Agent of payment as provided in sub-clause (1) above, the Agent or the relevant Paying Agent shall pay or cause to be paid all amounts due in respect of the Securities on behalf of the Issuer in the manner provided in the Terms and Conditions. If any payment provided for in sub-clause (l) is made late but otherwise in accordance with the provisions of this Agreement, the Agent and each Paying Agent shall nevertheless make payments in respect of the Securities as aforesaid following receipt by it of such payment.

(5) If for any reason the Agent considers in its sole discretion that the amounts to be received by the Agent pursuant to sub-clause (1) will be, or the amounts actually received by it pursuant thereto are, insufficient to satisfy all claims in respect of all payments then falling due in respect of the Securities, neither the Agent nor any Paying Agent shall be obliged to pay any such claims until the Agent has received the full amount of all such payments. Should the Agent or any Paying Agent elect not to make payment of amounts falling due in respect of the Securities as aforesaid, it shall advise the Issuer of any such decision as soon as practicable by telephone with confirmation by facsimile.

(6) Without prejudice to sub-clauses (4) and (5), if the Agent pays any amounts to the Holders, Receiptholders or Couponholders or to any Paying Agent at a time when it has not received payment in full in respect of the relevant Securities in accordance with sub-clause (1) (the excess of the amounts so paid over the amounts so received being the “Shortfall”), the Issuer will, in addition to paying amounts due under sub-clause (l), pay to the Agent on demand interest (at a rate which represents the Agent’s cost of funding the Shortfall) on the Shortfall (or the unreimbursed portion thereof) until the receipt in full by the Agent of the Shortfall.

(7) The Agent shall on demand promptly reimburse each Paying Agent for payments in respect of Securities properly made by such Paying Agent in accordance with this Agreement and the Terms and Conditions unless the Agent has notified the Paying Agent, prior to the opening of business in the location of the office of the Paying Agent through which payment in respect of the Securities can be made prior to the day on which such Agent has to give payment instructions in respect of the due date of a payment in respect of the Securities, that the Agent does not expect to receive sufficient funds to make payment of all amounts falling due in respect of such Securities.

(8) If the Agent pays out on or after the due date therefor, or becomes liable to pay out, funds on the assumption that a corresponding payment by the Issuer has been or will be made and such payment has in fact not been made by the Issuer, then the Issuer shall on demand reimburse the Agent for the relevant amount, and pay interest to the Agent on such amount from the date on which it is paid out to the date of reimbursement at a rate per annum equal to the cost to the Agent of funding the amount paid out, as certified by the Agent and expressed as a rate per annum.

(9) While any Securities are represented by a Global Security or Global Securities, all payments or deliveries due in respect of such Securities shall be made to, or to the order of, the Holder of the Global Security or Global Securities, subject to, and in accordance with, the provisions of the Global Security or Global Securities. In the case of a Global Note which is a CGN, a Global Certificate or a Global Warrant (other than a German Global Certificate or German Global Warrant), the Paying Agent to which any Global Security was presented for the purpose of making such payment shall cause the appropriate Schedule to the relevant Global Security to be annotated so as to evidence the amounts and dates of such payments of principal, interest or other amounts, as applicable. In the case of any Global Note which is a NGN or a German Global Security, the Agent shall instruct Euroclear and Clearstream, Luxembourg or Clearstream, Frankfurt, respectively, to make appropriate entries in their records to reflect such payment.

(10) All payments in respect of any Security (including payments by the Guarantor pursuant to the Guarantee) shall be made outside the United States and its possessions and shall not be made by transfer to an account at a bank, or delivered to an address, located inside the United States or its possessions, by any office or agency of the Issuer, the Guarantor, the Principal Agent, or any Paying Agent. Terms used in the preceding clause shall have the meanings given to them by the U.S. Internal Revenue Code of 1986, as amended, and regulations thereunder. No payments shall be made to a U.S. person.

(11) If the amount of principal, interest or other amounts then due for payment is not paid in full (otherwise than by reason of a deduction required by law to be made therefrom), (i) the Paying Agent to which a Security is presented for the purpose of making such payment shall, unless the Security is a NGN or a German Global Security, make a record of such shortfall on the Security and such record shall, in the absence of manifest error, be prima facie evidence that the payment in question has not to that extent been made or (ii) in the case of any Global Note which is a NGN or a German Global Security, the Agent shall instruct Euroclear and Clearstream, Luxembourg or Clearstream, Frankfurt to make appropriate entries in their records to reflect such shortfall in payment.

(12) If any payments or deliveries due on any Physical Delivery Notes, or Physical Delivery Instruments, including pursuant to Clause 10 above, are required to be paid by delivery of any asset other than cash, then neither the Agent nor any Paying Agent shall be responsible hereunder for the delivery of such non-cash consideration. Instead, the delivery of such non-cash consideration shall be effected or procured by the Delivery Agent in the manner provided by the Delivery Agency Agreement upon receipt of an Asset Transfer Notice, an Exercise Notice or a Certificate Settlement Notice, as applicable, from the relevant Holder in the manner contemplated by the Terms and Conditions, as applicable. No Physical Delivery Amount shall be delivered in the United States or its possessions, transferred to an account at a bank or delivered to an address located inside the United States or its possessions, or to, or for the account or benefit of a U.S. person. For purposes of taking any action required to be taken by the Agent hereunder, including, but not limited to, any notations required to be made on the Securities, the Agent may rely upon any notification delivered to it by the Delivery Agent pursuant to the Delivery Agency Agreement as to the amounts delivered by the Delivery Agent thereunder (or any shortfall, as the case may be) on any Interest Payment Date, Maturity Date, Settlement Date, or any other relevant payment date.

8.	Determinations and Notifications in Respect of Securities

(1) The Agent or the Calculation Agent, as the case may be, shall make all such determinations and calculations (howsoever described) as it is required to do under the Terms and Conditions, all subject to and in accordance with the Terms and Conditions, provided that certain calculations with respect to the Securities, and associated publication or notification, shall be made by the Calculation Agent in accordance with the Terms and Conditions.

(2) The Agent or the Calculation Agent, as the case may be, shall not be responsible to either Offeror or to any third party (except in the event of gross negligence, default or bad faith of the Agent or the Calculation Agent) as a result of the Agent or the Calculation Agent having acted in good faith on any quotation given by any reference bank which subsequently may be found to be incorrect.

(3) The Agent or the Calculation Agent, as the case may be, promptly shall notify (and confirm in writing to) the Offerors, the Agent or the other Paying Agents (as the case may be) and (in respect of a Series of Notes or Certificates listed on a stock exchange) the relevant stock exchange of, inter alia, each Rate of Interest, Interest Amount and Interest Payment Date and all other amounts, rates and dates which it is obliged to determine or calculate under the Terms and Conditions as soon as practicable after the determination thereof (and in any event no later than the Business Day as defined in Clause 7(2) immediately preceding the date on which payment is to be made to the Agent pursuant to Clause 7(l)) and of any subsequent amendment thereto pursuant to the Terms and Conditions.

(4) The Agent or the Calculation Agent, as the case may be, shall use its best efforts to cause each Rate of Interest, Interest Amount and Interest Payment Date and all other amounts, rates and dates which it is obliged to determine or calculate under the Terms and Conditions to be published as required in accordance with the Terms and Conditions as soon as possible after their determination or calculation.

(5) If the Agent or the Calculation Agent, as the case may be, does not at any material time for any reason determine and/or calculate and/or publish the Rate of Interest, Interest Amount and/or Interest Payment Date in respect of any Interest Period or any other amount, rate or date as provided in this Clause 8, it forthwith shall notify the Offerors and the Paying Agents of such fact.

(6) Determinations with regard to Securities (including, without limitation, Index Linked Securities, Share Linked Securities, Inflation Linked Securities, Commodity Linked Securities, FX Linked Securities, Hybrid Securities, Securities linked to other Underlying Assets or Dual Currency Notes) shall be made by the Calculation Agent specified in the applicable Terms and Conditions in the manner specified in the applicable Terms and Conditions. Unless otherwise agreed between the Offerors and the relevant Dealer, such determinations shall be made on the basis of the Calculation Agency Agreement.

(7) For the purposes of monitoring the aggregate principal amount of Securities issued under the Program, the Agent shall determine the U.S. Dollar equivalent of the principal amount of each issue of Securities denominated in another currency, each issue of Partly Paid Notes, Index Linked Securities, Share Linked Securities, Inflation Linked Securities, Commodity Linked Securities, FX Linked Securities, Hybrid Securities, Securities linked to other Underlying Assets and Dual Currency Notes, as follows:

(a) the U.S. Dollar equivalent of Securities denominated in a currency other than U.S. Dollars shall be determined as of the Agreement Date for such Securities on the basis of the spot rate for the sale of the U.S. Dollar against the purchase of the relevant currency quoted by a foreign exchange dealer selected by the Issuer on the relevant day of calculation;

(b) the U.S. Dollar equivalent of Index Linked Securities, Share Linked Securities, Inflation Linked Securities, Commodity Linked Securities, FX Linked Securities, Hybrid Securities, Dual Currency Notes and Securities linked to other Underlying Assets (in each case, other than Warrants), shall be calculated as specified above by reference to the original nominal amount of such Securities;

(c) the U.S. Dollar equivalent of Partly Paid Notes shall be determined as specified above by reference to the original principal amount of such Notes regardless of the amount paid on the Notes; and

(d) the U.S. Dollar equivalent of Zero Coupon Notes, Dual Currency Notes and other Securities not otherwise described in subclauses (a) – (c) above that are issued at a discount or premium, as well as Warrants, shall be calculated as specified above by reference to the net proceeds received by the Issuer for the relevant issue.

9.	Notice of Any Withholding or Deduction

If the Issuer, in respect of any payment under the Securities, or the Guarantor, in respect of any payment under the Guarantee, is compelled to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges, the Issuer or the Guarantor, as applicable, shall give written notice thereof to the Agent as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Agent such information as it shall require to enable it to comply with such requirement.

10.	Optional Early Redemption, Put Notices, Certificate Settlement Notices, Asset Transfer Notices and Exercise Notices

(1) If so permitted by the applicable Terms and Conditions, and subject always to the provisions set forth in the Terms and Conditions, if the Issuer decides to redeem any outstanding Securities (in whole or in part) for the time being outstanding prior to their Maturity Date, Expiration Date or Settlement Date, as applicable, or (if applicable) the Interest Payment Date falling in the redemption month (as the case may be) in accordance with the Terms and Conditions, the Issuer shall give written notice of such decision to the Agent not less than seven London Business Days before the date on which the Issuer will give notice of such redemption to the Holders in accordance with the Terms and Conditions in order to enable the Agent to undertake its obligations herein and in the Terms and Conditions.

(2) On behalf of and at the expense of the Issuer, the Agent shall publish the notice required in connection with any such redemption and shall at the same time also publish a separate list of the serial numbers of any Securities previously drawn and not presented for redemption. Such notice shall specify the date fixed for redemption, the redemption amount, the record date, the manner in which redemption will be effected and, in the case of a partial redemption, the serial numbers of the Securities to be redeemed. Such notice will be published in accordance with the Terms and Conditions. The Agent also will notify the other Paying Agents of any date fixed for redemption of any Securities.

(3) Immediately prior to the date on which any notice of redemption is to be given to the Holders, the Issuer shall deliver to the Agent a certificate stating that the Issuer is entitled to effect such redemption and setting forth in reasonable detail a statement of facts showing that all conditions precedent to such redemption have occurred or been satisfied and shall comply with all notice requirements provided for in the Terms and Conditions.

(4) Each Paying Agent will keep a stock of Put Notices for Definitive Notes held outside of a clearing system, which shall be delivered in accordance with the Terms and Conditions, and will make such notices available on demand to Noteholders for which the Terms and Conditions provide for redemption at the option of Noteholders. Each Paying Agent shall promptly transfer a copy of any valid Put Notice that it receives to the Issuer, the Guarantor and the Principal Agent. Upon receipt of any Note deposited in the exercise of such option in accordance with the Terms and Conditions, the Paying Agent with which such Note is deposited shall hold such Note (together with any Coupons, if any, relating to it and deposited with it) on behalf of the depositing Noteholder (but shall not, save as provided below, release it) until the due date for redemption of the relevant Note consequent upon the exercise of such option, when, subject as provided below and Clause 7(12) above, it shall present such Note (and any such Coupons, if any) to itself, the Issuer and the Guarantor for payment of the amount due thereon together with any interest and any other amounts due on such date in accordance with the Terms and Conditions and shall pay such amounts in accordance with the respective Terms and Conditions, and if applicable, the directions of such Noteholder contained in the Put Notice. If, prior to such due date for its redemption, such Note becomes immediately due and payable or if upon due presentation payment of such redemption moneys is improperly withheld or refused, the Paying Agent concerned shall post such Note (together with any such Coupons, if any) by uninsured post to, and at the risk of, the relevant Noteholder unless such Noteholder has otherwise requested and paid the costs of such insurance to the relevant Paying Agent at the time of depositing the Notes at such address outside the United States and its possessions as may have been given by such Noteholder in the Put Notice. At the end of each period for the exercise of such option, each Paying Agent shall promptly notify the Agent of the principal amount of the Notes in respect of which such option has been exercised with it, together with their serial numbers, and the Agent shall promptly notify such details to the Issuer.

(5) Upon request of the Issuer or the Guarantor, each Paying Agent will keep a stock of Asset Transfer Notices for Physical Delivery Notes held outside of a clearing system, which shall be delivered in accordance with the respective Terms and Conditions, and will make such notices available on demand to Holders. Each Paying Agent shall promptly transfer a copy of any valid Asset Transfer Notice that it receives to the Issuer, the Guarantor and the Principal Agent. Upon receipt of any Note deposited in connection with the delivery of any Physical Delivery Amount as to a Physical Delivery Note, the Paying Agent with which such Note is deposited shall hold such Note (together with any Coupons, if any, relating to it and deposited with it) on behalf of the depositing Noteholder (but shall not, except as provided below, release it) until the due date for delivery of the applicable Physical Delivery Amount of the relevant Note, when, subject as provided below and Clause 7(12) above, it shall present such Note (and any such Coupons, if any), together with the serial numbers of the applicable Notes, to itself, the Issuer, the Guarantor and the Delivery Agent for delivery of the Physical Delivery Amount due thereon in accordance with the Terms and Conditions. If, prior to such due date for delivery, such Note becomes immediately due and payable or if upon due presentation, delivery or payment of the Physical Delivery Amount or any moneys is improperly withheld or refused, the Paying Agent concerned shall post such Note (together with any such Coupons, if any) by uninsured post to, and at the risk of, the relevant Holder unless such Holder has otherwise requested and paid the costs of such insurance to the relevant Paying Agent at the time of depositing the Notes at such address outside the United States and its possessions as may have been given by such Holder in the Asset Transfer Notice.

(6) Upon request of the Issuer or the Guarantor, each Paying Agent will keep a stock of Certificate Settlement Notices in the form set out in Schedule 8 for Definitive Certificates held outside of a clearing system, which shall be delivered in accordance with the Terms and Conditions, and will make such notices available on demand to Holders of such Certificates. Each Paying Agent shall promptly transfer a copy of any valid

Certificate Settlement Notice that it receives to the Issuer, the Guarantor and the Principal Agent. Upon receipt of any Certificate deposited for settlement in accordance with the Terms and Conditions, the Paying Agent with which such Certificate is deposited shall hold such Certificate (together with any Coupons, if any, relating to it and deposited with it) on behalf of the depositing Holder of such Certificates (but shall not, except as provided below, release it) until the settlement date of the relevant Certificate, when, subject as provided below and Clause 7(12) above, it shall present such Certificate (and any such Coupons, if any) to itself, the Issuer, the Guarantor and the Delivery Agent (if applicable) for payment of the amount due or deliverable thereon together with any interest and any other amounts due or deliverable on such date in accordance with the Terms and Conditions and shall pay or deliver such amounts in accordance with the respective Terms and Conditions, and if applicable, the directions of the Holder of the Certificates contained in the Certificate Settlement Notice. If, prior to such settlement date, such Certificate becomes immediately due and payable or if upon due presentation, payment of any amounts due or deliverable or any money is improperly withheld or refused, the Paying Agent concerned shall post such Certificate (together with any such Coupons, if any) by uninsured post to, and at the risk of, the relevant Holder of such Certificate unless such Holder has otherwise requested and paid the costs of such insurance to the relevant Paying Agent at the time of depositing the Certificates at such address outside the United States and its possessions as may have been given by such Holder in the Certificate Settlement Notice. At the end of each Certificate Settlement Notice Period (as defined in the respective Terms and Conditions), each Paying Agent shall promptly notify the Agent of the number of Certificates that have been redeemed, together with their serial numbers, and the Agent shall promptly notify such details to the Issuer.

(7) Upon request of the Issuer or the Guarantor, each Paying Agent will keep a stock of Exercise Notices for Definitive Warrants held outside of a clearing system, which shall be delivered in accordance with the respective Terms and Conditions, and will make such notices available on demand to Holders of such Warrants. Each Paying Agent shall promptly transfer a copy of any valid Exercise Notice that it receives to the Issuer, the Guarantor and the Principal Agent. Upon receipt of any Warrant deposited in the exercise of such Warrant in accordance with the Terms and Conditions, the Paying Agent with which such Warrant is deposited shall hold such Warrant on behalf of the depositing Holder of such Warrant (but shall not, except as provided below, release it) until the due date for delivery of the amounts payable or deliverable on the relevant Warrant consequent upon its exercise, when, subject as provided below and Clause 7(12) above, it shall present such Warrant, to itself, the Issuer, the Guarantor and the Delivery Agent (if applicable) for delivery of the amount payable or deliverable thereon in accordance with the Terms and Conditions and shall pay or deliver such amounts in accordance with the respective Terms and Conditions, and if applicable, the directions of the Holder of the Warrants contained in the Exercise Notice. If upon due presentation, payment of any amounts due or deliverable or any money is improperly withheld or refused, the Paying Agent concerned shall post such Warrant by uninsured post to, and at the risk of, the relevant Holder of the Warrant unless such Holder has otherwise requested and paid the costs of such insurance to the relevant Paying Agent at the time of depositing the Warrants at such address outside the United States and its possessions as may have been given by such Holder in the Exercise Notice. At the end of the Exercise Period (as defined in the respective Terms and Conditions) for any Warrants, each Paying Agent shall promptly notify the Agent of the number of Warrants that have been exercised, together with their serial numbers (if any), and the Agent shall promptly notify such details to the Issuer.

(8) The Principal Agent shall as promptly as practicable (and in any event not later than 3:00 p.m. (local time) on the following Business Day on which a duly completed Asset Transfer Notice, Certificate Settlement Notice or Exercise Notice, as the case may be, is delivered to it), and in accordance with the respective Terms and Conditions, notify the Issuer, the Guarantor, the Calculation Agent and (if applicable) the Delivery Agent of details of the Securities in respect of which an Asset Transfer Notice, Certificate Settlement Notice or Exercise Notice, as the case may be, has been delivered by any Holder, (such notification to be in such forms and in such manner as the Issuer, the Guarantor, the relevant Dealer, the Calculation Agent and (if applicable) the Delivery Agent may reasonably request from time to time).

(9) The Principal Agent shall keep a full and complete record of all Securities and of their exercise, redemption and cancellation in accordance with this Clause 10 and make such records available at all reasonable times to the Issuer and the Guarantor.

(10) The Principal Agent shall, as soon as practicable after the date on which all the Securities represented by any Global Security have been exercised or redeemed or have expired or have become null and void and upon delivery by or on behalf of the common depositary (in the case of a Global Note issued in CGN form or an Instrument) (other than a German Global Security) or the common safekeeper (in the case of a Global Note issued in NGN form) or Clearstream, Frankfurt (in the case of a German Global Security) of the relevant Global Security to the Principal Agent, cancel the relevant Global Security or cause it to be cancelled and thereafter, unless otherwise instructed by the Issuer, destroy the relevant Global Security and certify such destruction to the Issuer.

(11) The Principal Agent shall make such arrangements (including the notification of the relevant clearing system) as are necessary to collect, on behalf of the Issuer, any taxes or duties as specified in the Terms and Conditions incurred by the Issuer in connection with the exercise or redemption of the Securities, provided that the Issuer gives notice to the Principal Agent of the relevant taxes or duties which will be incurred by the Issuer on an exercise or redemption of Securities.

11.	Receipt and Publication of Notices; Receipt of Certificates

(1) Upon the receipt by the Agent of a written demand or notice from any Holder in accordance with the Terms and Conditions, the Agent shall forward a copy thereof to the Offerors.

(2) On behalf of and at the request and expense of the Issuer, the Agent shall cause to be published all notices required to be given by the Issuer to the Holders in accordance with the Terms and Conditions.

12.	Cancellation of Securities, Receipts, Coupons and Talons

(1) All Securities which are redeemed, all Warrants which are exercised, all Receipts or Coupons which are paid and all Talons which are exchanged shall be delivered outside the United States and its possessions to the Agent, and shall be canceled by the Agent. In addition, each Offeror shall notify the Agent in writing of all Securities which are purchased by or on behalf of such Offeror or any of its subsidiaries and all such Securities surrendered to the Agent for cancellation, together (in the case of Securities in Definitive form) with all unmatured Receipts, Coupons or Talons (if any) attached thereto or surrendered therewith, shall be canceled by the Agent.

(2) Each Offeror shall have the right to request in writing that the Agent provide, without limitation, the following information:

(a) the aggregate principal amount of Notes and the number of Certificates which have been redeemed and the aggregate amount paid or delivered in respect thereof;

(b) the number of Warrants which have been exercised and the payments or deliveries made upon such exercise;

(c) the number of Securities canceled together (in the case of Definitive Securities, if any) with details of all unmatured Receipts, Coupons or Talons (if any) attached thereto or delivered therewith;

(d) the aggregate amount paid in respect of interest on the Notes and Certificates;

(e) the total number by maturity date of Receipts, Coupons and Talons so canceled; and

(f) in the case of Definitive Securities, if any, the serial numbers of such Securities, which shall be given to the Issuer by the Agent as soon as reasonably practicable and in any event within three months after the date of such repayment or, as the case may be, payment or exchange.

(3) The Agent shall destroy all canceled Securities, Receipts, Coupons and Talons.

(4) The Agent shall keep a full and complete record of all Securities, Receipts, Coupons and Talons (other than serial numbers of Coupons, except those which have been replaced pursuant to the respective Terms and Conditions) and of all replacement Securities, Receipts, Coupons or Talons issued in substitution for mutilated, defaced, destroyed, lost or stolen Securities, Receipts, Coupons or Talons. The Agent shall at all reasonable times make such record available to the Issuer and any persons authorized by it for inspection and for the taking of copies thereof or extracts therefrom.

(5) All records and certificates made or given pursuant to this Clause 12 and Clause 13 shall make a distinction between Securities, Receipts, Coupons and Talons of each Series.

(6) The Agent is authorized by the Issuer and instructed to (a) in the case of any Global Note which is a CGN, Global Certificate or Global Warrant (other than a German Global Security), to endorse or to arrange for the endorsement of the relevant Global Security to reflect the reduction in the nominal amount or number of Certificates or Warrants represented by it by the amount so redeemed, exercised or purchased and cancelled and (b) in the case of any Global Note which is a NGN or a German Global Security, to instruct Euroclear and Clearstream, Luxembourg or Clearstream, Frankfurt to make appropriate entries in their records to reflect such redemption or purchase and cancellation, as the case may be.

13.	Issue of Replacement Securities, Receipts, Coupons and Talons

(1) The Issuer will cause a sufficient quantity of additional forms of Securities, Receipts, Coupons and Talons to be available, upon request to the Agent (in such capacity, the “Replacement Agent”) at its specified office for the purpose of issuing replacement Securities, Receipts, Coupons and Talons as provided below.

(2) The Replacement Agent will, subject to, and in accordance with, the Terms and Conditions and the following provisions of this Clause 13, authenticate (or in the case of a Global Note that is a Eurosystem-eligible NGN, instruct the common safekeeper to effectuate the same) and cause to be delivered any replacement Securities, Receipts, Coupons and Talons which the Issuer may determine to issue in place of Securities, Receipts, Coupons and Talons which have been lost, stolen, mutilated, defaced or destroyed.

(3) In the case of a mutilated or defaced Security, the Replacement Agent shall ensure that (unless otherwise covered by such indemnity as the Issuer may reasonably require) any replacement Security will only have attached to it Receipts, Coupons and Talons corresponding to those (if any) attached to the mutilated or defaced Security which is presented for replacement.

(4) The Replacement Agent shall not issue any replacement Security, Receipt, Coupon or Talon unless and until the applicant therefor shall have:

(a) paid such reasonable costs and expenses as may be incurred in connection therewith, including any tax or other governmental charge that may be imposed in relation thereto;

(b) furnished it with such evidence and indemnity as the Agent may reasonably require; and

(c) in the case of any mutilated or defaced Security, Receipt, Coupon or Talon, surrendered it to the Replacement Agent.

(5) The Replacement Agent shall cancel any mutilated or defaced Securities, Receipts, Coupons and Talons in respect of which replacement Securities, Receipts, Coupons and Talons have been issued pursuant to this Clause 13 and shall furnish the Issuer with a certificate stating the serial numbers of the Securities, Receipts, Coupons and Talons so cancelled and, unless otherwise instructed by the Issuer in writing, shall destroy such cancelled Securities, Receipts, Coupons and Talons and furnish the Issuer with a destruction certificate stating the serial number of the Securities (in the case of Definitive Securities) and the number by maturity date or settlement date of Receipts, Coupons and Talons so destroyed.

(6) The Replacement Agent, on issuing any replacement Security, Receipt, Coupon or Talon, forthwith shall inform the Issuer, the Agent and the other Paying Agents of the serial number of such replacement Security, Receipt, Coupon or Talon issued and (if known) of the serial number of the Security, Receipt, Coupon or Talon in place of which such replacement Security, Receipt, Coupon or Talon has been issued. Whenever replacement Receipts, Coupons or Talons are issued pursuant to the provisions of this Clause 13, the Replacement Agent also shall notify the Agent and the other Paying Agents of the maturity dates of the lost, stolen, mutilated, defaced or destroyed Receipts, Coupons or Talons and of the replacement Receipts, Coupons or Talons issued.

(7) The Agent shall keep a full and complete record of all replacement Securities, Receipts, Coupons and Talons issued and shall make such record available at all reasonable times to the Issuer and any persons authorized by it for inspection and for the taking of copies thereof or extracts therefrom.

(8) Whenever any Security, Receipt, Coupon or Talon for which a replacement Security, Receipt, Coupon or Talon has been issued and in respect of which the serial number is known is presented to the Agent or any of the Paying Agents for payment, the Agent or, as the case may be, the relevant Paying Agent shall immediately send notice thereof to the Issuer and the other Paying Agents and shall not make payment in respect thereto, until instructed by the Issuer.

14.	Copies of Documents Available for Inspection

The Agent and the Paying Agents shall hold available for inspection copies of:

(1) the organizational documents of the Offerors;

(2) all financial statements incorporated by reference or contained in the German Base Prospectus;

(3) the Program Agreement, this Agreement, the Delivery Agency Agreement, the Calculation Agency Agreement and the Guarantee;

(4) the Base Prospectus; and

(5) any future prospectuses, information memoranda and supplements (except that the Final Terms relating to any unlisted Security will only be available for inspection by a Holder of such Security and such Holder must produce evidence satisfactory to the Paying Agent as to ownership) to the German Base Prospectus and any other documents incorporated therein by reference and in the case of a syndicated issue of listed Securities, the syndication agreement (or equivalent document).

For this purpose, the Offerors shall furnish the Agent and the Paying Agents with sufficient copies of each of such documents.

15.	Repayment by the Agent

Upon the Issuer being discharged from its obligation to make payments or other deliveries in respect of any Securities pursuant to the relevant Terms and Conditions, and provided that there is no outstanding, bona fide and proper claim in respect of any such payments, the Agent shall forthwith on written demand pay to the Issuer sums equivalent to any amounts paid to it by the Issuer for the purposes of such payments.

16.	Conditions of Appointment

(1) The Agent shall be entitled to deal with money paid to it by the Offerors for the purpose of this Agreement in the same manner as other money paid to a banker by its customers except:

(a) that it shall not exercise any right of set-off, lien or similar claim in respect thereof; and

(b) as provided in sub-clause (2) below; and

(c) that it shall not be liable to account to the Offerors for any interest thereon.

(2) In acting hereunder and in connection with the Securities, the Agent and the Paying Agents shall act solely as agents of the Issuer and will not thereby assume any obligations towards or relationship of agency or trust for or with any of the owners or Holders, Receiptholders, Couponholders or Talonholders.

(3) The Agent and the Paying Agents hereby undertake to the Offerors to perform such obligations and duties, and shall be obliged to perform such duties and only such duties as are herein, in the Terms and Conditions and in the Procedures Memorandum specifically set forth and no implied duties or obligations shall be read into this Agreement or the Securities against the Agent and the Paying Agents, other than the duty to act honestly and in good faith and to exercise the diligence of a reasonably prudent agent in comparable circumstances.

(4) The Agent may consult with legal and other professional advisers and the opinion of such advisers shall be full and complete protection in respect of any action taken, omitted or suffered hereunder in good faith and in accordance with the opinion of such advisers.

(5) Each of the Agent and the Paying Agents shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered in reliance upon any instruction, request or order from an Offeror or any notice, resolution, direction, consent, certificate, affidavit, statement, cable, telex or other paper or document which it reasonably believes to be genuine and to have been delivered, signed or sent by the proper party or parties or upon written instructions from the relevant Offeror.

(6) Any of the Agent and the Paying Agents and their officers, directors and employees may become the owner of, or acquire any interest in any Securities, Receipts, Coupons or Talons with the same rights that it or he would have if the Agent or the relevant Paying Agent, as the case may be, were not appointed hereunder, and may engage or be interested in any financial or other transactions with the Offerors and may act on, or as depositary, safekeeper, trustee or agent for, any committee or body of Holders or Couponholders or in connection with any other obligations of the Offerors as freely as if the Agent or the relevant Paying Agent, as the case may be, were not appointed hereunder.

(7) Each Offeror shall provide the Agent with a certified copy of the list of persons authorized to execute documents and take action on its behalf in connection with this Agreement and shall notify the Agent immediately in writing if any of such persons ceases to be so authorized or if any additional person becomes so authorized together, in the case of an additional authorized person, with evidence satisfactory to the Agent that such person has been so authorized, provided, however, that the Agent shall not incur any liability for any losses, claims or damages resulting from the relevant Offeror’s failure to provide such notification to the Agent.

17.	Communication Between the Parties

A copy of all communications relating to the subject matter of this Agreement between any Offeror and the Holders, Receiptholders or Couponholders and any of the Paying Agents shall be sent to the Agent by the relevant Paying Agent.

18.	Changes in Agent and Paying Agents

(1) The Offerors agree that, for so long as any Security is outstanding, or until moneys for the payment of all amounts in respect of all outstanding Securities have been made available to the Agent or to the Delivery Agent, as applicable, or have been returned to the relevant Offeror as provided herein:

(a) so long as any Securities are listed on any stock exchange, there will at all times be a Paying Agent with a specified office in such place as may be required by the rules and regulations of the relevant stock exchange;

(b) there will at all times be a Paying Agent with a specified office in a city in Europe;

(c) there will at all times be an Agent; and

(d) the Issuer will maintain a Paying Agent in a member state of the European Union that will not be obliged to withhold or deduct tax pursuant to Directive 2004/48/EC, or any law supplementing or complying with such Directive.

In addition, the Issuer shall immediately appoint a Paying Agent having a specified office in New York City in the circumstances described in § 8[(c)] (Payments in the United States) of the Terms and Conditions of the Notes contained in the German Base Prospectus. Any variation, termination, appointment or change only shall take effect (other than in the case of insolvency (as provided in sub-clause (5)), when it shall be of immediate effect) after not less than 30 nor more than 45 calendar days’ prior notice thereof shall have been given to the Holders in accordance with the Terms and Conditions.

(2) The Agent may (subject as provided in sub-clause (4)) at any time resign as Agent by giving at least 45 calendar days’ written notice to the Offerors of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such date shall never be less than three months after the receipt of such notice by the Offerors unless the Offerors agree to accept less notice.

(3) The Agent may (subject as provided in sub-clause (4)) be removed at any time on at least 45 calendar days’ notice by the filing with it of an instrument in writing signed on behalf of each Offeror, specifying such removal and the date when it shall become effective.

(4) Any resignation under sub-clause (2) or removal under sub-clause (3) shall only take effect upon the appointment by the Offerors as hereinafter provided, of a successor Agent and (other than in cases of insolvency of the Agent) on the expiration of the notice to be given under Clause 20. The Offerors agree with the Agent that if, by the day falling ten calendar days before the expiration of any notice under sub-clause (2), the Offerors have not appointed a successor Agent, then the Agent shall be entitled, on behalf of the Offerors, to appoint as a successor Agent in its place a reputable financial institution of good standing as it may reasonably determine to be capable of performing the duties of the Agent hereunder.

(5) In case at any time the Agent resigns, or is removed, or becomes incapable of acting or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or a substantial part of its property, or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof, or if any order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if a receiver of it or of all or a substantial part of its property is appointed or any officer takes charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, a successor Agent, which shall be a reputable financial institution of good standing, may be appointed by the Offerors by an instrument in writing filed with the successor Agent. Upon the appointment as aforesaid of a successor Agent and acceptance by the latter of such appointment and (other than in the case of insolvency of the Agent) upon expiration of the notice to be given under Clause 20, the Agent so superseded shall cease to be the Agent hereunder.

(6) Subject to sub-clause (l):

(a) the Offerors may, after prior consultation (other than in the case of insolvency of any Paying Agent) with the Agent, terminate the appointment of any of the Paying Agents at any time; or

(b) the Offerors may in respect of the Program, or in respect of any Series of Securities, if so required by the relevant Stock Exchange or regulatory body, appoint one or more additional Paying Agents by giving to the Agent, and to the relevant Paying Agent, at least 10 calendar days’ notice in writing to that effect.

(7) Subject to sub-clause (l), all or any of the Paying Agents may resign their respective appointments hereunder at any time by giving the Offerors and the Agent at least 45 calendar days’ written notice to that effect.

(8) Upon its resignation or removal becoming effective, the Agent or the relevant Paying Agent:

(a) shall, in the case of the Agent, forthwith transfer all moneys held by it hereunder and the records referred to in Clause 12(4) to the successor Agent hereunder; and

(b) shall be entitled to the payment by the Issuer of its commissions, fees and expenses for the services theretofore rendered hereunder in accordance with the terms of Clause 24.

(9) Upon its appointment becoming effective, a successor Agent and any new Paying Agent, without further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor or, as the case may be, a Paying Agent with like effect as if originally named as Agent or (as the case may be) a Paying Agent hereunder.

19.	Merger and Consolidation

Any entity into which the Agent or any Paying Agent may be merged or converted, or any entity with which the Agent or any of the Paying Agents may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Agent or any of the Paying Agents shall be a party, or any entity to which the Agent or any of the Paying Agents shall sell or otherwise transfer all or substantially all the assets or the corporate trust business of the Agent or any Paying Agent shall, on the date when such merger, conversion, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Agent or, as the case may be, Paying Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto, unless otherwise required by the Offerors, and after the said effective date all references in this Agreement to the Agent or, as the case may be, such Paying Agent shall be deemed to be references to such entity. Written notice of any such merger, conversion, consolidation or transfer forthwith shall be given to the Offerors by the relevant Agent or Paying Agent.

20.	Notification of Changes to Paying Agents

Following receipt of notice of resignation from the Agent or any Paying Agent and forthwith upon appointing a successor Agent or, as the case may be, other Paying Agents or on giving notice to terminate the appointment of any Agent or, as the case may be, Paying Agent, the Agent (on behalf of and at the expense of the Issuer) shall give or cause to be given not more than 60 calendar days’ nor less than 30 calendar days’ notice thereof to the Holders in accordance with the Terms and Conditions.

21.	Change of Specified Office

If the Agent or any Paying Agent determines to change its specified office, it shall give to the Offerors and (if applicable) the Agent written notice of such determination giving the address of the new specified office which shall be in the same city and stating the date on which such change is to take effect, which shall not be less than 45 calendar days thereafter. The Agent (on behalf and at the expense of the Issuer) shall within 15 calendar days of receipt of such notice (unless the appointment of the Agent or the relevant Paying Agent, as the case may be, is to terminate pursuant to Clause 18 on or prior to the date of such change) give or cause to be given not more than 45 calendar days’ nor less than 30 calendar days’ notice thereof to the Holders in accordance with the Terms and Conditions.

22.	Notices

All notices hereunder shall be deemed to have been given when deposited in the mail as first class mail, registered or certified, return receipt requested, or postage prepaid, addressed to any party hereto as follows:

Address
The Issuer:	B of A Issuance B.V.
Herengracht 469
1017 BS Amsterdam
The Netherlands
Attn: Armstrong Okobia
Facsimile: 31 20 4214 970

The Guarantor:	Bank of America Corporation
Bank of America Corporate Center
NC1-007-07-06
100 North Tryon Street
Charlotte, North Carolina 28255-0065
U.S.A.
Attn: Corporate Treasury – Securities Administration
Facsimile: (704) 386-0270

with a copy to:

Bank of America Corporation
Legal Department
101 South Tryon Street
NC1-002-29-01
Charlotte, North Carolina 28255
U.S.A.
Attn: General Counsel
Facsimile: (704) 386-1670

The Agent:	The Bank of New York
One Canada Square
London
E14 5AL
United Kingdom
Attn: Corporate Trust Administration
Facsimile: 44 20 7964 6399

The Luxembourg Paying	The Bank of New York (Luxembourg) S.A.
Agent/the Luxembourg	Aerogolf Center
Listing Agent	1A, Hoehenhof
L-1736 Senningerberg
Luxembourg
Attn: Corporate Trust Administration
Facsimile: 352 46 26 85 804

The German Paying Agent:	The Bank of New York
Filiale Frankfurt am Main
Niedenau 61-63
60325 Frankfurt am Main
Germany
Attn: Peter Bun/Veronique Cridel/Pierre Kiffer/Nicolas Klinkeberg/Laurence Laporte and Rudolf Schiffer
Facsimile: +(352) 49 69 172 198

or at any other address of which any of the foregoing shall have notified the others in writing.

(1) if delivered in person to the relevant address specified in the signature pages hereof and if so delivered, shall be deemed to have been delivered at the time of receipt; or

(2) if sent by facsimile or telex to the relevant number specified on the signature pages hereof and, if so sent, shall be deemed to have been delivered immediately after transmission provided such transmission is confirmed by the answerback of the recipient (in the case of telex) or when an acknowledgment of receipt is received (in the case of facsimile).

Where a communication is received after business hours it shall be deemed to be received and become effective on the next Business Day. Every communication shall be irrevocable save in respect of any manifest error therein.

23.	Taxes and Stamp Duties

The Issuer agrees to pay any and all stamp and other documentary taxes or duties which may be payable in connection with the execution, delivery, performance and enforcement of this Agreement.

24.	Commissions, Fees and Expenses

(1) The Issuer, failing whom the Guarantor, undertakes to pay in respect of the services of the Agent, and the Paying Agents under this Agreement such fees and expenses as may be agreed between them from time to time, the initial such fees being set out in a letter of even date herewith from the Agent to, and countersigned by, the Issuer.

(2) The Issuer, failing whom the Guarantor, will promptly pay on demand all reasonable out-of-pocket expenses (including legal, advertising, facsimile, telex and postage expenses) properly incurred by the Agent, and the Paying Agents in connection with their services hereunder, including, without limitation, the expenses contemplated in Clause 23.

25.	Indemnity

(1) The Issuer undertakes to indemnify and hold harmless each of the Agent and the Paying Agents against all losses, liabilities, costs (including, without limitation, legal fees and expenses), expenses, claims, actions or demands which the Agent or any Paying Agent, as the case may be, may reasonably incur or which may be made against the Agent or any Paying Agent, as a result of or in connection with the appointment or the exercise of or performance of the powers, discretions, authorities and duties of the Agent or any Paying Agent under this Agreement, except such as may result from its own gross negligence, bad faith or failure to comply with its obligations hereunder or that of its officers, employees or agents.

(2) Each of the Agent and the Paying Agents shall severally indemnify and hold harmless the Offerors against any loss, liability, costs (including, without limitation, legal fees and expenses), expense, claim, action or demand which it may reasonably incur or which may be made against it as a result of such Agent’s or Paying Agent’s own negligence, bad faith or material failure to comply with its obligations under this Agreement or that of its officers, employees or agents.

(3) The Agent shall not in any event be liable for special, indirect, punitive or consequential damages of any kind whatsoever (including loss of business, goodwill, opportunity or profit), whether or not foreseeable, even if the Agent had been advised of the likelihood of such loss or damage and regardless of whether the claim for loss or damage is made in negligence, for breach of contract or otherwise.

(4) If, under any applicable law and whether pursuant to a judgment being made or registered or in the liquidation, insolvency or analogous process of any party hereto or for any other reason, any payment under or in connection with this Agreement is made or fails to be satisfied in a currency (the “Other Currency”) other than that in which the relevant payment is expressed to be due (the “Required Currency”) under this Agreement, then, to the extent that the payment (when converted into the Required Currency at the rate of exchange on the date of payment or, if it is not practicable for the payee to purchase the Required Currency with the Other Currency on the date of payment, at the rate of exchange as soon thereafter as it is practicable for it to do so or, in the case of a liquidation, insolvency or analogous process, at the rate of exchange on the latest date permitted by applicable law for the determination of liabilities in such liquidation, insolvency or analogous process) actually received by the payee falls short of the amount due under the terms of this Agreement, the payor shall, as a separate and independent obligation, indemnify and hold harmless the payee against the amount of such shortfall. For the purpose of this Clause 25, “rate of exchange” means the rate at which the payee is able on the relevant date to purchase the Required Currency with the Other Currency and shall take into account any premium and other costs of exchange.

(5) The provisions of this Clause 25 shall survive the termination or expiration of this Agreement and the resignation or removal of the Agent and the Paying Agents.

26.	Reporting

(1) The Agent shall upon receipt of a written request therefor from an Offeror and after the payment of any further remuneration agreed between an Offeror and the Agent (on behalf of such Offeror and on the basis of the information and documentation the Agent had in its possession) use all reasonable efforts to submit such reports or information as may be required from time to time by any applicable law, regulation or guideline promulgated by (i) any relevant United States governmental regulatory authority in respect of the issue and purchase of Securities or (ii) any other relevant governmental regulatory authority in respect of the issue and purchase of Securities denominated in the applicable currency of such governmental regulatory authority.

(2) The Agent will notify the MoF or other regulatory body of such details relating to Securities payable in Yen or other applicable currency and provide such other information about the Program to the MoF or other regulatory body as may be required.

27.	Governing Law

(1) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

(2) The Offerors and each Agent each hereby irrevocably submit to the non-exclusive jurisdiction of any United States federal court sitting in New York City, the Borough of Manhattan over any suit, action or proceeding arising out of or related to this Agreement, the Guarantee, any Security, Receipt, Coupon or Talon, as the case may be (together, the “Proceedings”). The Offerors and each Agent each irrevocably waive, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of the Proceedings brought in such a court and any claim that the Proceedings have been brought in an inconvenient forum. The Offerors and each Agent each agree that final judgment in the Proceedings brought in such a court shall be conclusive and binding upon the Offerors or the Agent, as the case may be, and may be enforced in any court of the jurisdiction to which the relevant Offeror or the Agent is subject by a suit upon such judgment, provided that the service of process is effected upon such Offeror and the Agent in the manner specified in subsection (3) below or as otherwise permitted by law.

(3) As long as any of the Securities, Receipts, Coupons or Talons remains outstanding, each Offeror shall at all times either maintain an office or have an authorized agent in New York City upon whom process may be served in the Proceedings. Service of process upon either Offeror at its offices or upon such agent with written notice of such service mailed or delivered to such Offeror shall, to the fullest extent permitted by law, be deemed in every respect effective service of process upon such Offeror in the Proceedings. Each Offeror hereby appoints CT Corporation System located at 111 Eighth Avenue, New York, New York 10011, U.S.A., as its agent for such purposes, and covenants and agrees that service of process in the Proceedings may be made upon it at its office or at the specified offices of such agent (or such other addresses or at the offices of any other authorized agents which such Offeror may designate by written notice to the Agent) and prior to any termination of such agencies for any reason, it will so appoint a successor thereto as agent hereunder.

28.	Amendments

Without the consent of the Holders, Receiptholders or Couponholders, the Agent and the Offerors may agree to modifications of or amendments to this Agreement, the Securities, the Guarantee, the Receipts or the Coupons solely as set forth in the respective Terms and Conditions.

Any such modification or amendment shall be binding on the Holders, the Receiptholders and the Couponholders and any such modification or amendment shall be notified to the Holders, the Receiptholders or the Couponholders in accordance with the respective Terms and Conditions as soon as practicable thereafter.

29.	Descriptive Headings

The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

30.	Counterparts

This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Any party may enter into this Agreement by signing such a counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective corporate names by their respective officers thereunder duly authorized as of the date and year first above written.

B OF A ISSUANCE B.V. as Issuer

By	/s/ A. OKOBIA
Name:	A. Okobia
Title:	Managing Director A

By	/s/ BENEDICT WILKINSON
Name:	Benedict Wilkinson
Title:	Managing Director B

BANK OF AMERICA CORPORATION as Guarantor

By	/s/ B. KENNETH BURTON, JR.
Name:	B. Kenneth Burton, Jr.
Title:	Senior Vice President

THE BANK OF NEW YORK as Agent and Principal Agent

By	/s/ JASON BLONDELL
Name:	Jason Blondell
Title:	Authorised Signatory

THE BANK OF NEW YORK (LUXEMBOURG) S.A. as Paying Agent and Luxembourg Listing Agent

By	/s/ JASON BLONDELL
Name:	Jason Blondell
Title:	Authorised Signatory

THE BANK OF NEW YORK, FRANKFURT as German Paying Agent

By	/s/ R. SCHIFFER
Name:	R. Schiffer
Title:	Managing Director

Schedule 1 to

Agency Agreement

FORM OF THE GERMAN TEMPORARY GLOBAL [NOTE] [CERTIFICATE]

THIS [NOTE] [CERTIFICATE] HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS [NOTE] [CERTIFICATE] NOR ANY INTEREST OR PARTICIPATION IN THIS [NOTE] [CERTIFICATE] MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS [NOTE] [CERTIFICATE] MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS [NOTE] [CERTIFICATE] MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

THIS [NOTE] [CERTIFICATE] IS A TEMPORARY GLOBAL [NOTE] [CERTIFICATE] IN BEARER FORM, WITHOUT COUPONS, EXCHANGEABLE FOR A BEARER [NOTE] [CERTIFICATE] IN PERMANENT GLOBAL FORM. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL [NOTE] [CERTIFICATE], AND THE TERMS AND CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL [NOTE] [CERTIFICATE], ARE AS SPECIFIED HEREIN AND IN THE TERMS AND CONDITIONS (AS DEFINED HEREIN).

THIS [NOTE] [CERTIFICATE] IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS GLOBAL [NOTE] [CERTIFICATE] SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[1]	[This language is applicable only to Temporary Global [Notes][Certificates] representing [Notes][Certificates] with maturities of 183 days or less from the date of original issue.]

VORLÄUFIGE GLOBAL [SCHULDVERSCHREIBUNG] [ZERTIFIKAT]

ISIN:

[WKN:]

[VALOREN:]

SERIE:

TRANCHE:

[COMMON CODE:]

Diese[s] auf den Inhaber lautende Global[schuldverschreibung][zertifikat] ist ein[e] Vorläufige[s] Global[schuldverschreibung][zertifikat] (die [das] “Global[schuldverschreibung][zertifikat]”) ohne Zinskupon, die die von der B of A Issuance B.V., eine unter niederländischem Recht eingetragene Personengesellschaft mit beschränkter Haftung (besloten vennootschap met beperkte aansprakelijkheid) mit Sitz in Amsterdam, Niederlande (die “Emittentin”), ausgegebenen [Schuldverschreibungen] [Zertifikate] (die “[Schuldverschreibungen] [Zertifikate]”) verbrieft. Für die [Schuldverschreibungen] [Zertifikate] gelten die [dieser] [diesem] Global[schuldverschreibung][zertifikat] als Anlage beigefügten konsolidierten Bedingungen (“Konsolidierte Bedingungen”). Die hierin verwendeten Begriffe und Ausdrücke haben die gleiche Bedeutung wie in den Konsolidierten Bedingungen.

Die Emittentin verpflichtet sich, nach Maßgabe der Konsolidierten Bedingungen an den Inhaber einer[s] Global[schuldverschreibung][zertifikats] die hierauf nach den Konsolidierten Bedingungen zahlbaren Beträge zu zahlen bzw. zu liefernde Werte zu liefern.

Gemäß der von der Bank of America Corporation (die “Garantin”) unterzeichneten Garantieerklärung werden die hierunter fallenden Auszahlungen von der Garantin garantiert.

Vor dem Austauschtag (wie unten definiert) erfolgen Zahlungen auf [diese] [dieses] Global[schuldverschreibung][zertifikat] (ggf.) nur an den Inhaber derselben, sofern dem Principal Agent von Clearstream Banking AG, Frankfurt am Main (das “Clearstream, Frankfurt”), ein Zertifikat vorgelegt wird, das im wesentlichen der in Anhang 2 zu [dieser] [diesem] Global[schuldverschreibung][zertifikat] festgelegten Form entspricht, darüber, dass es von der oder in Bezug auf eine Person, der ein bestimmter Kapitalbetrag der [Schuldverschreibungen][Zertifikate] zusteht (wie aus seinen Unterlagen hervorgeht), ein Zertifikat erhalten hat, das der oder im wesentlichen der in Anhang 3 zu [dieser] [diesem] Global[schuldverschreibung][zertifikat] festgelegten Form entspricht. Zahlungen oder Lieferungen, die in Bezug auf derzeit durch [diese] [dieses] Global[schuldverschreibung][zertifikat] verbriefte [Schuldverschreibungen][Zertifikate] fällig sind, erfolgen an den Inhaber [dieser] [diesem] Global[schuldverschreibung][zertifikat], und jede auf diese Weise erfolgte Zahlung stellt eine Erfüllung der Verpflichtungen der Emittentin diesbezüglich dar. Nach dem Austauschtag hat der Inhaber [dieser] [dieses] Global[schuldverschreibung][zertifikat] keinen Anspruch auf Zinszahlungen hierauf.

An oder nach dem Austauschtag (wie unten definiert) kann [diese] [dieses] Global[schuldverschreibung][zertifikat] ganz oder teilweise (kostenlos) gegen ein[e] Dauerglobal[schuldverschreibung][zertifikat] ausgetauscht werden, die in beiden Fällen der oder im wesentlichen der in Anhang 4 zu [dieser] [diesem] Global[schuldverschreibung][zertifikat] festgelegten Form entspricht (nebst den damit verbundenen Bedingungen), jeweils nach Benachrichtigung durch ein Maßgebliches Clearingsystem, das auf Anweisungen eines Inhabers eines Anteils an [dieser] [diesem] Global[schuldverschreibung][zertifikat] handelt, oder sie kann in bestimmten beschränkten Fällen gegen Effektive [Schuldverschreibungen][Zertifikate] mit Sicherheitsdruck und (ggf.) Kupons, Empfangsscheine und/oder Erneuerungsscheine und vorbehaltlich der in den Bedingungen festgelegten Mitteilungsfrist ausgetauscht werden. Der “Austauschtag” für [diese] [dieses] Global[schuldverschreibung][zertifikat] ist normalerweise der 40. Tag nach dem Tag, an dem die Emittentin die Erlöse aus dem Verkauf der Globalschuldverschreibung erhält, oder nach dem Ausgabetag (closing date) für [diese] [dieses] Global[schuldverschreibung][zertifikat], je nach dem welches Ereignis später eintritt. Wenn jedoch die Emittentin, ein Händler oder eine Vertriebsstelle, wie in der Treasury Regulation Sec. 1.163-5(c)(2)(i)(D)(4) definiert, eine durch [diese] [dieses] Global[schuldverschreibung][zertifikat] verbriefte Schuldverschreibung als Teil einer nicht verkauften Zuteilung oder Zeichnung für mehr als 40 Tage nach dem Tag hält, an dem die Emittentin die Erlöse aus dem Verkauf der [Schuldverschreibungen] [Zertifikate] erhält, oder nach dem Ausgabetag der [Schuldverschreibungen][Zertifikate], je nach dem welches Ereignis später eintritt, ist der Austauschtag in Bezug auf diese [Schuldverschreibungen][Zertifikate] der Tag nach dem Tag, an dem die Emittentin, der Händler oder die Vertriebsstelle diese [Schuldverschreibungen] [Zertifikate] verkauft.

Diese[s] Global[schuldverschreibung][zertifikat] wird gemäß den Konsolidierten Bedingungen gegen Definitive [Schuldverschreibungen] [Zertifikate] ausgetauscht. Die Global[schuldverschreibungen][zertifikate] können durch den Inhaber an einem beliebigen Tag (außer an einem Samstag oder Sonntag) umgetauscht werden, an dem Banken für den Geschäftsverkehr in Frankfurt geöffnet sind. Die Emittentin sorgt dafür, dass Effektive [Schuldverschreibungen][Zertifikate] und Anteile an der/dem Dauerglobal[schuldverschreibung][zertifikat] nur im Austausch gegen das Verhältnis dieser/dieses Global[schuldverschreibung][zertifikats] ausgegeben, geliefert und in den Aufzeichnungen von Clearstream Frankfurt eingetragen werden, für das der Principal Agent von Clearstream Frankfurt ein Zertifikat überreicht wurde, das im wesentlichen in der in Anhang 2 dieser/dieses Global[schuldverschreibung][zertifikats] festgelegten Form entspricht, darüber, dass sie von der oder in Bezug auf eine Person, der ein wirtschaftlicher Anteil eines bestimmten Kapitalbetrages der [Schuldverschreibungen][Zertifikate] zusteht (wie aus ihren Unterlagen hervorgeht), ein Zertifikat erhalten hat, das der oder im wesentlichen der in Anhang 3 zu dieser/diesem Global[schuldverschreibung][zertifikat] festgelegten Form des Zertifikats entspricht, sofern dieses Zertifikat nicht bereits in Übereinstimmung mit den oben genannten Bestimmungen übergeben wurde. Der Gesamtkapitalbetrag von Anteilen an Dauerglobal[schuldverschreibungen][zertifikaten], die nach dem Austausch der Global[schuldverschreibungen][zertifikate] vorbehaltlich den Bedingungen dieses Dokuments ausgegeben werden, entspricht dem Gesamtkapitalbetrag der vom Inhaber für den Austausch eingereichten Global[schuldverschreibungen][zertifikate] (soweit dieser Kapitalbetrag nicht den Gesamtkapitalbetrag der Global[schuldverschreibungen][zertifikate] übersteigt).

Bei der Rückzahlung, Zahlung eines Teilbetrages, Lieferung oder dem Kauf und der Kraftloserklärung von durch die/das Global[schuldverschreibung][zertifikat] verbrieften [Schuldverschreibungen] [Zertifikaten], hat die Emittentin die anteilige Eintragung von Angaben zu der Rückzahlung, Zahlung, Lieferung oder dem Kauf (bzw.) der Kraftloserklärung in den Aufzeichnungen von Clearstream Frankfurt zu veranlassen und, nachdem eine solche Eintragung erfolgt ist, den in den Aufzeichnungen von Clearstream Frankfurt eingetragenen Nominalbetrag der durch die/das Global[schuldverschreibung][zertifikat] verbrieften [Schuldverschreibungen][Zertifikate] um den Kapitalbetrag der auf diese Weise zurückgezahlten oder gekauften oder für Kraftlos erklärten [Schuldverschreibungen][Zertifikate] oder um den Betrag einer auf diese Weise gezahlten Rate zu reduzieren.

Bei Austausch in Höhe des ausstehenden Gesamtnennbetrages ist die [das] Global[schuldverschreibung][zertifikat] dem Principal Agent auszuhändigen.

Die Höhe des Nominalbetrages der Global[schuldverschreibungen][zertifikate] (die “[Schuldverschreibungen] [Zertifikate]” entspricht dem jeweiligen Stand der anwendbaren aktuellen EDV-Dokumentation der Clearstream, Frankfurt. Die Dokumentation bei Clearstream, Frankfurt gilt als unwiderlegbarer Beweis für die Höhe des Nominalbetrags der [Schuldverschreibungen] [Zertifikate].

Die [Das] Vorläufige[s] Global[schuldverschreibung][zertifikat] unterliegt dem Recht der Bundesrepublik Deutschland.

Diese[s] Vorläufige[s] Global[schuldverschreibung][zertifikat] wird in jeder Hinsicht erst wirksam und bindend, wenn sie mit einer Kontrollunterschrift durch oder im Namen der deutschen Zahlstelle versehen worden ist.

[ ● Emissionsmonat] 2007/2008

B OF A ISSUANCE B.V.

Durch:
Geschäftsführer A

Durch:
Geschäftsführer B

KONTROLLUNTERSCHRIFT

THE BANK OF NEW YORK, FILIALE FRANKFURT AM MAIN
Als deutsche Zahlstelle

Durch:
Unterschriftsberechtigter
Nur zum Zweck der Beglaubigung

Anhang 1 zur

Vorläufigen Global[schuldverschreibung] [Zertifikat]

Konsolidierte Bedingungen

Anhang 2 zur

Vorläufigen Global[schuldverschreibung] [Zertifikat]

FORM OF CERTIFICATE TO BE PRESENTED

BY CLEARSTREAM, FRANKFURT

B OF A ISSUANCE B.V.

(the “Issuer”)

[NOTES/CERTIFICATES] DUE [YEAR OF MATURITY DATE/

SETTLEMENT DATE]

Series No. [    ]

Tranche No. [    ]

(the “Securities”)

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal or notional amount set forth below (our “Member Organizations”) substantially to the effect set forth in the Temporary Global [Note] [Certificate], as of the date hereof, [EUR] [USD]             principal or notional amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States federal income taxation regardless of its source or any trust with respect to which a court within the United States is able to exercise primary supervision over its administration, and one or more U.S. persons have the authority to control all of its substantial decisions or any other persons deemed a U.S. person under Section 7701(a)(30) of the Internal Revenue Code (taking into account changes thereto and associated effective dates, elections, and transition rules) (“U.S. persons”), (ii) is owned by U.S. persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a U.S. person or to a person within the United States or its possessions. Any such certification by electronic transmission satisfies the requirements set forth in U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D)(3)(ii). We will retain all certificates received from Member Organizations for the period specified in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(3)(i).

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

The Securities are of the category contemplated in Rule 903(b)(2) of Regulation S under the Securities Act of 1933, as amended (the “Act”), and this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organizations entitled to a portion of such principal amount, certifications with respect to such portion substantially to the effect set forth in the Temporary Global [Note] [Certificate].

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated              , [20    ]2

Yours faithfully,

[Clearstream Banking AG, Frankfurt am Main

By:

[2]	To be dated no earlier than date to which this certification relates, namely, (a) the payment date or (b) the Exchange Date.

Anhang 3 zur

Vorläufigen Global[schuldverschreibung] [Zertifikat]

FORM OF CERTIFICATE OF BENEFICIAL OWNER

B OF A ISSUANCE B.V.

(the “Issuer”)

[NOTES/CERTIFICATES] DUE [YEAR OF MATURITY DATE/

SETTLEMENT DATE]

Series No. [    ]

Tranche No. [    ]

(the “Securities”)

This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States federal income taxation regardless of its source or any trust with respect to which a court within the United States is able to exercise primary supervision over its administration, and one or more U.S. persons have the authority to control all of its substantial decisions or any other persons deemed a U.S. person under Section 7701(a)(30) of the Internal Revenue Code (taking into account changes thereto and associated effective dates, elections, and transition rules) (“U.S. persons”), (ii) are owned by U.S. person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a U.S. person or to a person within the United States or its possessions.

The Securities are of the category contemplated in Rule 903(b)(2) of Regulation S under the Securities Act of 1933, as amended (the “Act”), and this is also to certify that, except as set forth below in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchase the Securities in transactions which did not require registration under the Act. As used in this paragraph the term “U.S. person” has the meaning given to it by Regulation S under the Act.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by facsimile on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [    ] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of Definitive Securities (or, if relevant, exercise of any right or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:             , 20    1

By:
As, or as agent for, the beneficial owner(s) of the Securities to which this certification relates.

[1]	To be dated no earlier than the fifteenth day prior to the date to which this certification relates, namely, (a) the payment date or (b) the Exchange Date.

Anhang 4 zur

Vorläufigen Global[schuldverschreibung] [Zertifikat]

Dauerglobal[schuldverschreibung][zertifikat]

Schedule 1 to

Agency Agreement

FORM OF THE GERMAN TEMPORARY GLOBAL [NOTE] [CERTIFICATE]

CONVENIENCE TRANSLATION OF THE FORM OF THE GERMAN TEMPORARY GLOBAL [NOTE]

[CERTIFICATE]

THIS [NOTE] [CERTIFICATE] HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS [NOTE] [CERTIFICATE] NOR ANY INTEREST OR PARTICIPATION IN THIS [NOTE] [CERTIFICATE] MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS [NOTE] [CERTIFICATE] MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS [NOTE] [CERTIFICATE] MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

THIS [NOTE] [CERTIFICATE] IS A TEMPORARY GLOBAL [NOTE] [CERTIFICATE] IN BEARER FORM, WITHOUT COUPONS, EXCHANGEABLE FOR A BEARER [NOTE] [CERTIFICATE] IN PERMANENT GLOBAL FORM. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL [NOTE] [CERTIFICATE], AND THE TERMS AND CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL [NOTE] [CERTIFICATE], ARE AS SPECIFIED HEREIN AND IN THE TERMS AND CONDITIONS (AS DEFINED HEREIN).

THIS [NOTE] [CERTIFICATE] IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS GLOBAL [NOTE] [CERTIFICATE] SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]2

[2]	[This language is applicable only to Temporary Global [Notes][Certificates] representing [Notes][Certificates] with maturities of 183 days or less from the date of original issue.]

B OF A ISSUANCE B.V.

TEMPORARY GLOBAL [NOTE] [CERTIFICATE]

ISIN:

[WKN:]

[VALOREN:]

SERIE:

TRANCHE:

[COMMON CODE:]

This Global [Note] [Certificate] is a Temporary Global [Note] [Certificate] (the “Global [Note] [Certificate]”) in bearer form without interest coupons in respect of the [Note] [Certificate]s (the “[Note] [Certificate]s”) issued by B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Issuer”) described, and having the provisions specified, in the consolidated terms and conditions (the “Terms and Conditions”), which provisions are incorporated herein. Words and expressions defined or set out in the Terms and Conditions shall bear the same meaning when used herein.

The Issuer, subject to and in accordance with the Terms and Conditions, promises to pay or deliver to the bearer hereof any sums payable or amount deliverable in respect thereof under the Terms and Conditions.

Payment hereunder is guaranteed by Bank of America Corporation (the “Guarantor”), as set forth in the Guarantee Agreement executed by the Guarantor.

The nominal amount of [Note] [Certificate]s represented by this Global [Note] [Certificate] shall be the aggregate amount from time to time entered in the records of Clearstream, Frankfurt (as defined below). The records of Clearstream, Frankfurt shall be conclusive evidence of the nominal amount of [Note] [Certificate]s represented by this Global [Note] [Certificate].

Prior to the Exchange Date (as defined below), all payments (if any) on this Global [Note] [Certificate] will only be made to the bearer hereof to the extent that there is presented to the Agent by Clearstream Banking AG, Frankfurt am Main (the “Clearstream, Frankfurt”), a certificate, substantially in the form set out in Schedule 2 to this Global [Note] [Certificate], to the effect that it has received from or in respect of a person entitled to a particular principal amount of the [Note] [Certificate]s (as shown by its records) a certificate in or substantially in the form of the certificate as set out in Schedule 3 to this Global [Note] [Certificate]. Payments or deliveries due in respect of [Note] [Certificate]s for the time being represented by this Global [Note] [Certificate] shall be made to the bearer of this Global [Note] [Certificate] and each payment so made will discharge the Issuer’s obligations in respect thereof. After the Exchange Date, the bearer of this Global [Note] [Certificate] will not be entitled to receive any payment of interest hereon.

On or after the Exchange Date (as defined below) this Global [Note] [Certificate] may be exchanged in whole or in part (free of charge) for a permanent Global [Note] [Certificate], which, in either case, is in or substantially in the form set out in Schedule 4 to this Global [Note] [Certificate] (together with the Terms and Conditions attached to it), in each case upon notice being given by Clearstream, Frankfurt acting on the instructions of any Holder of an interest in this Global [Note] [Certificate] or, under certain limited circumstances, security printed Definitive [Note] [Certificate]s and (if applicable) Coupons, Receipts and/or Talons and subject to such notice period as is specified in the Terms and Conditions. The “Exchange Date” for this Global [Note] [Certificate] will normally be the 40th day after the later of the date on which the Issuer receives the proceeds of the sale of the Global [Note] [Certificate] and the closing date for the Global [Note] [Certificate]. However, if the Issuer, a Dealer or any distributor, as defined in Treasury Regulation Sec. 1.163-5(c)(2)(i)(D)(4), holds a [Note] [Certificate] represented by this Global [Note] [Certificate] as part of an unsold allotment or subscription for more than 40 days after the later of the date on which the Issuer receives the proceeds of the sale of the [Notes] [Certificates] and the closing date for the [Notes] [Certificates], the Exchange Date with respect to such [Notes] [Certificates] will be the day after the date on which the Issuer, Dealer or distributor sells such [Notes] [Certificates].

This Global [Note] [Certificate] shall be exchanged for a Definitive Global [Note] [Certificate] in accordance with the Terms and Conditions.

This Global [Note] [Certificate] may be exchanged by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London, England, in accordance with the Terms and Conditions. The Issuer shall procure that Definitive [Note] [Certificate]s and interests in the Permanent Global [Note] [Certificate] shall be so issued and delivered and recorded in the records of Clearstream, Frankfurt in exchange for only that portion of this Global [Note] [Certificate] in respect of which there shall have been presented to the Agent by Clearstream, Frankfurt a certificate, substantially in the form set out in Schedule 2 to this Global [Note] [Certificate], to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular principal amount of the [Note] [Certificate]s (as shown by its records) a certificate from such person in or substantially in the form of the certificate set out in Schedule 3 to this Global [Note] [Certificate], unless such certificate has already been given in accordance with the above provisions. The aggregate principal amount of interests in a Permanent Global [Note] [Certificate] issued upon an exchange of this Global [Note] [Certificate] subject to the terms hereof, will be equal to the aggregate principal amount of this Global [Note] [Certificate] submitted by the bearer hereof for exchange (to the extent that such principal amount does not exceed the aggregate principal amount of this Global [Note] [Certificate]).

On any redemption, payment of an Installment Amount, delivery or purchase and cancellation of any of the [Note] [Certificate]s represented by this Global [Note] [Certificate], the Issuer shall procure that details of such redemption, payment, delivery or purchase and cancellation (as the case may be) shall be entered pro rata in the records of Clearstream, Frankfurt and, upon any such entry being made, the nominal amount of the [Note] [Certificate]s recorded in the records of Clearstream, Frankfurt and represented by this Global [Note] [Certificate] shall be reduced by the principal amount of the [Note] [Certificate]s so redeemed or purchased and cancelled or by the amount of such installment so paid.

Upon the exchange of the outstanding principal amount of this Global [Note] [Certificate], it shall be surrendered to the Principal Agent.

This Temporary Global [Note] [Certificate] shall be governed by, and construed in accordance with the laws of Germany.

This Temporary Global [Note] [Certificate] shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the German Paying Agent.

[ ● issue month] 2007/2008

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

CERTIFICATE OF AUTHENTICATION

THE BANK OF NEW YORK, FILIALE FRANKFURT AM MAIN
As German Paying Agent

By:
Authorized Signatory
For the purposes of authentication only.

Schedule 1 to the

Temporary Global [Note] [Certificate]

Consolidated Terms and Conditions

Schedule 2 to the

Temporary Global [Note] [Certificate]

FORM OF CERTIFICATE TO BE PRESENTED

BY CLEARSTREAM, FRANKFURT

B OF A ISSUANCE B.V.

(the “Issuer”)

[NOTES/CERTIFICATES] DUE [YEAR OF MATURITY DATE/

SETTLEMENT DATE]

Series No. [    ]

Tranche No. [    ]

(the “Securities”)

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal or notional amount set forth below (our “Member Organizations”) substantially to the effect set forth in the Temporary Global [Note] [Certificate], as of the date hereof, [EUR][USD]             principal or notional amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States federal income taxation regardless of its source or any trust with respect to which a court within the United States is able to exercise primary supervision over its administration, and one or more U.S. persons have the authority to control all of its substantial decisions or any other persons deemed a U.S. person under Section 7701(a)(30) of the Internal Revenue Code (taking into account changes thereto and associated effective dates, elections, and transition rules) (“U.S. persons”), (ii) is owned by U.S. persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a U.S. person or to a person within the United States or its possessions. Any such certification by electronic transmission satisfies the requirements set forth in U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D)(3)(ii). We will retain all certificates received from Member Organizations for the period specified in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(3)(i).

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

The Securities are of the category contemplated in Rule 903(b)(2) of Regulation S under the Securities Act of 1933, as amended (the “Act”), and this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organizations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Temporary Global [Note] [Certificate].

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated ,             [20    ]3

Yours faithfully,

[Clearstream Banking AG, Frankfurt am Main

By:

[3]	To be dated no earlier than date to which this certification relates, namely, (a) the payment date or (b) the Exchange Date.

Schedule 3 to the

Temporary Global [Note] [Certificate]

FORM OF CERTIFICATE OF BENEFICIAL OWNER

B OF A ISSUANCE B.V.

(the “Issuer”)

[NOTES/CERTIFICATES] DUE [YEAR OF MATURITY DATE/

SETTLEMENT DATE]

Series No. [    ]

Tranche No. [    ]

(the “Securities”)

This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States federal income taxation regardless of its source or any trust with respect to which a court within the United States is able to exercise primary supervision over its administration, and one or more U.S. persons have the authority to control all of its substantial decisions or any other persons deemed a U.S. person under Section 7701(a)(30) of the Internal Revenue Code (taking into account changes thereto and associated effective dates, elections, and transition rules) (“U.S. persons”), (ii) are owned by U.S. person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a U.S. person or to a person within the United States or its possessions.

The Securities are of the category contemplated in Rule 903(b)(2) of Regulation S under the Securities Act of 1933, as amended (the “Act”), and this is also to certify that, except as set forth below in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchase the Securities in transactions which did not require registration under the Act. As used in this paragraph the term “U.S. person” has the meaning given to it by Regulation S under the Act.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by facsimile on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [    ] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of Definitive Securities (or, if relevant, exercise of any right or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:             , 20    1

By:
As, or as agent for, the beneficial owner(s) of the Securities to which this certification relates.

[1]	To be dated no earlier than the fifteenth day prior to the date to which this certification relates, namely, (a) the payment date or (b) the Exchange Date.

Schedule 4 to the

Temporary Global [Note] [Certificate]

Permanent Global [Note] [Certificate]

Schedule 2 to

Agency Agreement

FORM OF THE GERMAN PERMANENT GLOBAL [NOTE] [CERTIFICATE]

THIS [NOTE] [CERTIFICATE] HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS [NOTE] [CERTIFICATE] NOR ANY INTEREST OR PARTICIPATION IN THIS [NOTE] [CERTIFICATE] MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS [NOTE] [CERTIFICATE] MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS [NOTE] [CERTIFICATE] MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

THIS [NOTE] [CERTIFICATE] IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS BEARER [NOTE] [CERTIFICATE] SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]2

[2]	[This language is applicable only to Permanent Global [Notes] [Certificates] representing [Notes] [Certificates] with maturities of 183 days or less from the date of original issue.]

ENDGÜLTIGE GLOBAL [SCHULDVERSCHREIBUNG] [ZERTIFIKAT]

ISIN:

[WKN:]

[VALOREN:]

SERIE:

TRANCHE:

[COMMON CODE:]

Diese[s] auf den Inhaber lautende Global[schuldverschreibung][zertifikat] ist ein[e] Endgültige[s] Global[schuldverschreibung][zertifikat] (die [das] “Global[schuldverschreibung][zertifikat]”) ohne Zinskupon, die die von der B of A Issuance B.V., eine unter niederländischem Recht eingetragene Personengesellschaft mit beschränkter Haftung (besloten vennootschap met beperkte aansprakelijkheid) mit Sitz in Amsterdam, Niederlande (die “Emittentin”), ausgegebenen [Schuldverschreibungen] [Zertifikate] (die “[Schuldverschreibungen] [Zertifikate]”) verbrieft. Für die [Schuldverschreibungen] [Zertifikate] gelten die [dieser] [diesem] Global[schuldverschreibung][zertifikat] als Anlage beigefügten konsolidierten Bedingungen (“Konsolidierte Bedingungen”). Die hierin verwendeten Begriffe und Ausdrücke haben die gleiche Bedeutung wie in den Konsolidierten Bedingungen.

Die Emittentin verpflichtet sich, nach Maßgabe der Konsolidierten Bedingungen an den Inhaber einer[s] Global[schuldverschreibung][zertifikats] die hierauf nach den Konsolidierten Bedingungen zahlbaren Beträge zu zahlen bzw. zu liefernde Werte zu liefern.

Gemäß der von der Bank of America Corporation (die “Garantin”) unterzeichneten Garantieerklärung werden die hierunter fallenden Auszahlungen von der Garantin garantiert.

Diese[s] Global[schuldverschreibung][zertifikat] wird gemäß den Konsolidierten Bedingungen gegen Effektive [Schuldverschreibungen][Zertifikate] mit Sicherheitsdruck und (ggf.) gegen Kupons, Empfangsscheine und/oder Erneuerungsscheine ausgetauscht (auf der Grundlage, dass auf der Vorderseite dieser Effektiven [Schuldverschreibungen] [Zertifikate] und (ggf.) Kupons, Empfangsscheine und/oder Erneuerungsscheine alle entsprechenden Angaben enthalten sind und die Konsolidierten Bedingungen in diese Effektiven [Schuldverschreibungen] [Zertifikate] einbezogen wurden). Vorbehaltlich des Voranstehenden und vorbehaltlich dessen, dass der Principal Agent mindestens 60 Tage vor dem Austauschtag (wie in den Konsolidierten Bedingungen definiert) von Clearstream Frankfurt, das auf Anweisungen eines Inhaber von Anteilen an [der] [dem] Global[schuldverschreibung][zertifkat] handelt, benachrichtigt wurde, erfolgt dieser Austausch nach Vorlage diese[r][s] Global[schuldverschreibung][zertifkat] durch den Inhaber bei der oben genannten Geschäftsstelle des Principal Agents an einem beliebigen Tag (außer an einem Samstag oder Sonntag), an dem Banken in Frankfurt für den Geschäftsverkehr geöffnet sind. Der Gesamtkapitalbetrag der Effektiven [Schuldverschreibungen] [Zertifikate], die nach dem Austausch der [Schuldverschreibungen][Zertifikate] ausgegeben werden, entspricht dem Gesamtkapitalbetrag der vom Inhaber für den Austausch eingereichten Global[schuldverschreibungen][zertifikate] (soweit dieser Kapitalbetrag nicht den Gesamtkapitalbetrag der Global[schuldverschreibungen][zertifikate] übersteigt, der in den Aufzeichnungen von Clearstream, Frankfurt verzeichnet ist).

Bei Austausch in Höhe des ausstehenden Gesamtnennbetrages ist die [das] Global[schuldverschreibung] [zertifikat] der Zahlstelle auszuhändigen.

Die Höhe des Nominalbetrages der Global[schuldverschreibungen][zertifikate] (die “[Schuldverschreibungen] [Zertifikate]” entspricht dem jeweiligen Stand der anwendbaren aktuellen EDV-Dokumentation der Clearstream Banking AG, Frankfurt am Main (das “Clearing System”). Die Dokumentation beim Clearing System gilt als unwiderlegbarer Beweis für die Höhe des Nominalbetrags der [Schuldverschreibungen] [Zertifikate].

Die [Das] Endgültige[s] Global[schuldverschreibung][zertifikat] unterliegt dem Recht der Bundesrepublik Deutschland.

Diese[s] Endgültige[s] Global[schuldverschreibung][zertifikat] wird in jeder Hinsicht erst wirksam und bindend, wenn sie mit einer Kontrollunterschrift durch oder im Namen der deutschen Zahlstelle versehen worden ist.

[ ● Emissionsmonat] 2007/2008

B OF A ISSUANCE B.V.

Durch:
Geschäftsführer A

Durch:
Geschäftsführer B

KONTROLLUNTERSCHRIFT

THE BANK OF NEW YORK, FILIALE FRANKFURT AM MAIN
Als deutsche Zahlstelle

Durch:
Unterschriftsberechtigter
Nur zum Zweck der Beglaubigung

Schedule 2 to

Agency Agreement

FORM OF THE GERMAN PERMANENT GLOBAL [NOTE] [CERTIFICATE]

CONVENIENCE TRANSLATION OF THE FORM OF THE GERMAN PERMANENT GLOBAL [NOTE]

[CERTIFICATE]

THIS [NOTE] [CERTIFICATE] HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS [NOTE] [CERTIFICATE] NOR ANY INTEREST OR PARTICIPATION IN THIS [NOTE] [CERTIFICATE] MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS [NOTE] [CERTIFICATE] MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS [NOTE] [CERTIFICATE] MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

THIS [NOTE] [CERTIFICATE] IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS BEARER [NOTE] [CERTIFICATE] SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]3

[3]	This language is applicable only to Permanent Global [Notes] [Certificates] representing [Notes] [Certificates] with maturities of 183 days or less from the date of original issue.]

B OF A ISSUANCE B.V.

PERMANENT GLOBAL [NOTE] [CERTIFICATE]

ISIN:

[WKN:]

[VALOREN:]

SERIE:

TRANCHE:

[COMMON CODE:]

This Global [Note] [Certificate] is a Permanent Global [Note] [Certificate] (the “Global [Note] [Certificate]”) in bearer form without interest coupons in respect of [Note] [Certificate]s (the “[Note] [Certificate]s”) issued by B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Issuer”) described, and having the provisions specified, in the consolidated terms and conditions (the “Terms and Conditions”), which provisions are incorporated herein. Words and expressions defined or set out in the Terms and Conditions shall bear the same meaning when used herein.

The Issuer, subject to and in accordance with the Terms and Conditions, promises to pay or deliver to the bearer hereof any sums payable or amount deliverable in respect thereof under the Terms and Conditions.

Payment hereunder is guaranteed by Bank of America Corporation (the “Guarantor”), as set forth in the Guarantee Agreement executed by the Guarantor.

This Global [Note] [Certificate] shall be exchanged for security-printed Definitive [Notes] [Certificates], under the circumstances and in accordance with the Terms and Conditions, and (if applicable) Coupons, Receipts and/or Talons (on the basis that all the appropriate details have been included on the face of such Definitive [Notes] [Certificates] and (if applicable) Coupons, Receipts and/or Talon and the Terms and Conditions have been incorporated on such Definitive [Notes] [Certificates]). Subject as aforesaid and to at least 60 calendar days’ written notice expiring after the Exchange Date (as defined in the Temporary Global [Note] [Certificate] referred to above) being given to the Agent by Clearstream, Frankfurt, acting on the instructions of any Holder of an interest in the Global [Note][Certificate], this exchange will be made upon presentation of this Global [Note] [Certificate] by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in Frankfurt at the office of the Agent specified above. The aggregate principal amount of Definitive [Notes] [Certificates] issued upon an exchange of this Global [Note] [Certificate] will be equal to the aggregate principal amount of this Global [Note] [Certificate] submitted by the bearer hereof for exchange (to the extent that such principal amount does not exceed the aggregate principal amount of this Global [Note] [Certificate] entered in the records of Clearstream, Frankfurt.

Upon the exchange of the outstanding principal amount of this Global [Note] [Certificate], it shall be surrendered to the Principal Agent.

The nominal amount of [Note] [Certificate]s represented by this Global [Note] [Certificate] shall be the aggregate amount from time to time entered in the records of Clearstream Banking AG, Frankfurt am Main (the “Clearing System”). The records of the Clearing System shall be conclusive evidence of the nominal amount of [Note] [Certificate]s represented by this Global [Note] [Certificate].

This Permanent Global [Note] [Certificate] shall be governed by, and construed in accordance with the laws of Germany.

This Permanent Global [Note] [Certificate] shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the German Paying Agent.

[ ● issue month] 2007/2008

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

CERTIFICATE OF AUTHENTICATION

THE BANK OF NEW YORK, FILIALE FRANKFURT AM MAIN
As German Paying Agent

By:
Authorized Signatory
For the purposes of authentication only.

Schedule 3 to

Agency Agreement

FORM OF THE TEMPORARY GLOBAL [NOTE] [CERTIFICATE]

THIS [NOTE] [CERTIFICATE] HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS [NOTE] [CERTIFICATE] NOR ANY INTEREST OR PARTICIPATION IN THIS [NOTE] [CERTIFICATE] MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS [NOTE] [CERTIFICATE] MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS [NOTE] [CERTIFICATE] MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

THIS [NOTE] [CERTIFICATE] IS A TEMPORARY GLOBAL [NOTE] [CERTIFICATE] IN BEARER FORM, WITHOUT COUPONS, EXCHANGEABLE FOR A BEARER [NOTE] [CERTIFICATE] IN PERMANENT GLOBAL FORM. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL [NOTE] [CERTIFICATE], AND THE TERMS AND CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL [NOTE] [CERTIFICATE], ARE AS SPECIFIED HEREIN AND IN THE TERMS AND CONDITIONS (AS DEFINED BELOW).

THIS [NOTE] [CERTIFICATE] IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS GLOBAL [NOTE] [CERTIFICATE] SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]4

[4]	[This language is applicable only to Temporary Global [Notes][Certificates] representing [Notes][Certificates] with maturities of 183 days or less from the date of original issue.]

B OF A ISSUANCE B.V.

TEMPORARY GLOBAL [NOTE] [CERTIFICATE]

ISIN:

[WKN:]

[VALOREN:]

SERIE:

TRANCHE:

[COMMON CODE:]

Diese[s] auf den Inhaber lautende Global[schuldverschreibung][zertifikat] ist ein[e] Vorläufige[s] Global[schuldverschreibung][zertifikat] (die [das] “Global[schuldverschreibung][zertifikat]”) ohne Zinskupon, die die von der B of A Issuance B.V., eine unter niederländischem Recht eingetragene Personengesellschaft mit beschränkter Haftung (besloten vennootschap met beperkte aansprakelijkheid) mit Sitz in Amsterdam, Niederlande (die “Emittentin”), ausgegebenen [Schuldverschreibungen] [Zertifikate] (die “[Schuldverschreibungen] [Zertifikate]”) verbrieft. Für die [Schuldverschreibungen] [Zertifikate] gelten die [dieser] [diesem] Global[schuldverschreibung][zertifikat] als Anlage beigefügten konsolidierten Bedingungen (“Konsolidierte Bedingungen”). Die hierin verwendeten Begriffe und Ausdrücke haben die gleiche Bedeutung wie in den Konsolidierten Bedingungen.

Die Emittentin verpflichtet sich, nach Maßgabe der Konsolidierten Bedingungen an den Inhaber einer[s] Global[schuldverschreibung][zertifikats] die hierauf nach den Konsolidierten Bedingungen zahlbaren Beträge zu zahlen bzw. zu liefernde Werte zu liefern.

Gemäß der von der Bank of America Corporation (die “Garantin”) unterzeichneten Garantieerklärung werden die hierunter fallenden Auszahlungen von der Garantin garantiert.

Vor dem Austauschtag (wie unten definiert) erfolgen Zahlungen auf [diese] [dieses] Global[schuldverschreibung][zertifikat] (ggf.) nur an den Inhaber derselben, sofern dem Principal Agent von Euroclear Bank S.A./N.V. (“Euroclear”) oder Clearstream Banking, société anonyme (“Clearstream Luxembourg” und zusammen mit Euroclear die “Maßgeblichen Clearingsysteme”), ein Zertifikat vorgelegt wird, das im wesentlichen der in Anhang 4 zu [dieser] [diesem] Global[schuldverschreibung][zertifikat] festgelegten Form entspricht, darüber, dass es von der oder in Bezug auf eine Person, der ein bestimmter Kapitalbetrag der [Schuldverschreibungen][Zertifikate] zusteht (wie aus seinen Unterlagen hervorgeht), ein Zertifikat erhalten hat, das der oder im wesentlichen der in Anhang 5 zu [dieser] [diesem] Global[schuldverschreibung][zertifikat] festgelegten Form entspricht. Zahlungen oder Lieferungen, die in Bezug auf derzeit durch [diese] [dieses] Global[schuldverschreibung][zertifikat] verbriefte [Schuldverschreibungen][Zertifikate] fällig sind, erfolgen an den Inhaber [dieser] [diesem] Global[schuldverschreibung][zertifikat], und jede auf diese Weise erfolgte Zahlung stellt eine Erfüllung der Verpflichtungen der Emittentin diesbezüglich dar. Nach dem Austauschtag hat der Inhaber [dieser] [dieses] Global[schuldverschreibung][zertifikat] keinen Anspruch auf Zinszahlungen hierauf.

An oder nach dem Austauschtag (wie unten definiert) kann [diese] [dieses] Global[schuldverschreibung][zertifikat] ganz oder teilweise (kostenlos) gegen ein[e] Endgültige Global[schuldverschreibung][zertifikat] ausgetauscht werden, die in beiden Fällen der oder im wesentlichen der in Anhang 6 zu [dieser] [diesem] Global[schuldverschreibung][zertifikat] festgelegten Form entspricht (nebst den damit verbundenen Bedingungen), jeweils nach Benachrichtigung durch ein Maßgebliches Clearingsystem, das auf Anweisungen eines Inhabers eines Anteils an [dieser] [diesem] Global[schuldverschreibung][zertifikat] handelt, oder sie kann in bestimmten beschränkten Fällen gegen Effektive [Schuldverschreibungen][Zertifikate] mit Sicherheitsdruck und (ggf.) Kupons, Empfangsscheine und/oder Erneuerungsscheine und vorbehaltlich der in den Bedingungen festgelegten Mitteilungsfrist ausgetauscht werden. Der “Austauschtag” für [diese] [dieses] Global[schuldverschreibung][zertifikat] ist normalerweise der 40. Tag nach dem Tag, an dem die Emittentin die Erlöse aus dem Verkauf der Globalschuldverschreibung erhält, oder nach dem Ausgabetag (closing date) für [diese] [dieses] Global[schuldverschreibung][zertifikat], je nach dem welches Ereignis später eintritt. Wenn jedoch die

Emittentin, ein Händler oder eine Vertriebsstelle, wie in der Treasury Regulation Sec. 1.163-5(c)(2)(i)(D)(4) definiert, eine durch [diese] [dieses] Global[schuldverschreibung][zertifikat] verbriefte Schuldverschreibung als Teil einer nicht verkauften Zuteilung oder Zeichnung für mehr als 40 Tage nach dem Tag hält, an dem die Emittentin die Erlöse aus dem Verkauf der [Schuldverschreibungen] [Zertifikate] erhält, oder nach dem Ausgabetag der [Schuldverschreibungen][Zertifikate], je nach dem welches Ereignis später eintritt, ist der Austauschtag in Bezug auf diese [Schuldverschreibungen][Zertifikate] der Tag nach dem Tag, an dem die Emittentin, der Händler oder die Vertriebsstelle diese [Schuldverschreibungen] [Zertifikate] verkauft.

Bei Austausch in Höhe des ausstehenden Gesamtnennbetrages ist die [das] Global[schuldverschreibung][zertifikat] dem Principal Agent auszuhändigen.

[Im Falle einer NGN] [Der Nominalbetrag der durch diese Globalschuldverschreibung verbrieften Schuldverschreibungen ist der Gesamtbetrag, der von Zeit zu Zeit in die Unterlagen der Maßgeblichen Clearingsysteme eingetragen wird. Die Unterlagen der Maßgeblichen Clearingsysteme (womit in dieser Globalurkunde die Unterlagen gemeint sind, die jedes Maßgebliche Clearingsystem für seine Kunden bereithält und die den Umfang der Anteile eines solchen Kunden wiedergeben) stellen einen abschließenden Nachweis des Nominalbetrags der durch diese Globalschuldverschreibung verbrieften Schuldverschreibungen dar und für diese Zwecke ist eine Mitteilung eines Maßgeblichen Clearingsystems (diese Mitteilung soll dem Inhaber auf Anfrage zugänglich gemacht werden), die den Nominalbetrag der durch diese Globalschuldverschreibung verbrieften Schuldverschreibungen wiedergibt, jederzeit ein abschließender Nachweis der Unterlagen des Maßgeblichen Clearingsystems zu dieser Zeit.

[Im Falle einer CGN] Der Nominalbetrag de[r][s] durch diese[s] Global[schuldverschreibung][zertifikat] verbriefte[n] [Schuldverschreibung][Zertifikats] ist der Betrag, der in den Bedingungen angegeben ist, oder der zuletzt durch die oder im Namen der Emittentin in die maßgebliche Spalte in Teil II, III oder IV von Anhang 1 oder 2 aufgenommene Nominalbetrag, falls dieser Betrag niedriger ist.

Bei jeglicher Rückzahlung, Teilzahlung, Lieferung oder Kauf und Entwertung irgendeiner der durch diese Globalurkunde verbrieften Schuldverschreibungen hat die Emittentin dafür zu sorgen, dass

[Im Falle einer NGN] Details einer solchen Rückzahlung, Teilzahlung, Lieferung oder eines solchen Kaufs und (ggf.) einer solchen Entwertung pro rata in die Unterlagen der Maßgeblichen Clearingsysteme eingetragen werden und, soweit ein solcher Eintrag vorgenommen wird, der Nominalbetrag der Schuldverschreibungen, der in den Unterlagen der Maßgeblichen Clearingsysteme vermerkt ist und durch diese Globalschuldverschreibung verbrieft ist, um den Kapitalbetrag der solchermaßen abgelösten, gekauften oder entwerteten Schuldverschreibungen oder um den Betrag der Teilzahlung reduziert wird.

[Im Falle einer CGN] Details einer solchen Rückzahlung, Teilzahlung, Lieferung oder eines solchen Kaufs und (ggf.) einer solchen Entwertung in die maßgebliche Spalte in Teil II, III oder IV von Anhang 1 oder 2 eingetragen werden, die eine solche Rückzahlung, Teilzahlung, Lieferung oder einen solchen Kauf und (ggf.) eine solche Entwertung wiedergeben, und durch die oder im Namen der Emittentin unterzeichnet werden. Anlässlich einer solchen Rückzahlung, Teilzahlung, Lieferung oder eines solchen Kaufs und einer solchen Entwertung soll der Kapitalbetrag der durch diese[s] Global[schuldverschreibung][zertifikat] verbrieften [Schuldverschreibungen][Zertifikate] um den Kapitalbetrag der solchermaßen abgelösten, gekauften oder entwerteten Schuldverschreibungen oder um den Betrag der Teilzahlung reduziert werden

Diese[s] Vorläufige Global[schuldverschreibung][zertifikat] wird gemäß den Bedingungen gegen ein[e] Definitive[s] Global[schuldverschreibung] [zertifikat] ausgetauscht.

Diese[s] Global[schuldverschreibung][zertifikat] kann durch den Inhaber an einem beliebigen Tag (außer an einem Samstag oder Sonntag) umgetauscht werden, an dem Banken in Übereinstimmung mit den Bedingungen für den Geschäftsverkehr in London geöffnet sind. Die Emittentin sorgt dafür, dass Definitive [Schuldverschreibungen][Zertifikate] und Anteile an der/dem Endgültigen Global[schuldverschreibung][zertifikat] so ausgegeben und geliefert werden.

[Im Falle einer NGN] und in den Aufzeichnungen des Maßgeblichen Clearingsystems nur im Austausch gegen das Verhältnis dieser/dieses Global[schuldverschreibung][zertifikats] aufgezeichnet werden, für das dem Agent von Euroclear oder Clearstream, Luxemburg ein Zertifikat überreicht wurde, das im wesentlichen in der in Anhang 4 dieser/dieses Global[schuldverschreibung][zertifikats] festgelegten Form entspricht, darüber, dass sie von der oder in Bezug auf eine Person, der ein wirtschaftlicher Anteil eines bestimmten Kapitalbetrages der [Schuldverschreibungen][Zertifikate] zusteht (wie aus ihren Unterlagen hervorgeht), ein Zertifikat erhalten hat, das der oder im wesentlichen der in Anhang 5 zu dieser/diesem Global[schuldverschreibung][zertifikat] festgelegten Form des Zertifikats entspricht, sofern dieses Zertifikat nicht bereits in Übereinstimmung mit den oben genannten Bestimmungen übergeben wurde. Der Gesamtkapitalbetrag von Anteilen an eine[r][m] Endgültigen Global[schuldverschreibung][zertifikat], die nach dem Austausch diese[r][s] Global[schuldverschreibung][zertifikats] vorbehaltlich den Bedingungen ausgegeben werden, entspricht dem Gesamtkapitalbetrag der vom Inhaber für den Austausch eingereichten Global[schuldverschreibung][zertifikats] (soweit dieser Kapitalbetrag nicht den Gesamtkapitalbetrag diese[r][s] Global[schuldverschreibung][zertifikats] übersteigt).

Bei einem Austausch nur eines Teils diese[r][s] Global[schuldverschreibung][zertifikats], sorgt die Emittentin dafür, dass:

[Im Falle einer NGN] Details dieses Austauschs pro rata in die Aufzeichnungen der Maßgeblichen Clearingsysteme eingetragen werden.

[Im Falle einer CGN] Details dieses Austauschs in das maßgebliche Feld in Anhang 2 eingetragen werden, das einen solchen Austausch wiedergibt, und durch die oder im Namen der Emittentin unterzeichnet werden und der Kapitalbetrag diese[r][s] Global[schuldverschreibung][zertifikats] und der durch diese[s] Global[schuldverschreibung][zertifikat] verbrieften [Schuldverschreibungen][Zertifikate] um den so ausgetauschten Kapitalbetrag reduziert wird.

Falls nach der Begebung eine[r][s] Endgültigen Global[schuldverschreibung][zertifikats] im Austausch für einige der durch diese[s] Global[schuldverschreibung][zertifikat] verbrieften [Schuldverschreibungen][Zertifikate] weitere durch diese[s] Global[schuldverschreibung][zertifikat] verbriefte [Schuldverschreibungen][Zertifikate] gegen Anteile an eine[r][m] Endgültigen Global[schuldverschreibung][zertifikat] ausgetauscht werden sollen, kann ein solcher Austausch vorbehaltlich der Bedingungen ohne die Begebung eine[r][s] neuen Endgültigen Global[schuldverschreibung][zertifikats] vollzogen werden.

[Im Falle einer NGN] [indem Details eines solchen Anstiegs in den Aufzeichnungen der Maßgeblichen Clearingsysteme aufgezeichnet werden.]

[Im Falle einer CGN] [indem die Emittentin oder ihr Agent Anhang 2 de[r][s] zuvor begebenen Endgültigen Global[schuldverschreibung][zertifikats] billigen, um einen Anstieg des Gesamtkapitalbetrags eine[r][s] solchen Endgültigen Global[schuldverschreibung][zertifikats] um einen Betrag wiederzugeben, der dem Gesamtkapitalbetrag de[r][s] Endgültigen Global[schuldverschreibung][zertifikats] entspricht, [die][das] anderenfalls bei einem solchen Austausch begeben worden wäre.

Die [Das] Vorläufige[s] Global[schuldverschreibung][zertifikat] unterliegt dem Recht der Bundesrepublik Deutschland.

[Diese[s] Vorläufige[s] Global[schuldverschreibung][zertifikat] wird in jeder Hinsicht erst wirksam und bindend, wenn sie mit einer Kontrollunterschrift durch oder im Namen des Agent versehen worden ist.]

[Diese[s] Vorläufige[s] Global[schuldverschreibung][zertifikat] wird in jeder Hinsicht erst wirksam und bindend, wenn sie durch den von dem Maßgeblichen Clearingsystem ernannten gemeinsamen Verwahrer (Common Safekeeper) ordnungsgemäß vollzogen worden ist (effectuated).]

ZU URKUND DESSEN hat die Emittentin die ordnungsgemäße Unterzeichnung diese[r][s] Vorläufigen Globalurkunde in ihrem Namen veranlasst.

B OF A ISSUANCE B.V.

Durch:
Geschäftsführer A

Durch:
Geschäftsführer B

[KONROLLUNTERSCHRIFT]

THE BANK OF NEW YORK
Als Agent

Durch:
Unterschriftsberechtigter
Nur zum Zwecke der Beglaubigung.

[Für die Neuen Globalschuldverschreibungen]

[BESCHEINIGUNG DER AUSFÜHRUNG (Effectuation)]

[Name des gemeinsamen Verwahrers]
Als gemeinsamer Verwahrer

Durch:
Unterschriftsberechtigter
Nur zum Zweck der Beglaubigung.

Anhang 1 zu[r][m]

Vorläufigen Global[schuldverschreibung][zertifikat]5

TEIL I

ZINSZAHLUNGEN

Zinszahlungstag	Tag der Zahlung	Gesamtbetrag der zu zahlenden Zinsen[6]	Gezahlter Zinsbetrag[6]	Zahlungsbestätigun g durch oder im Namen der Emittentin
[7]Erster

[5]	Anhang 1 sollte nur ausgefüllt werden, wenn aus den entsprechenden Endgültigen Bedingungen hervorgeht, dass diese Globalurkunde eine KGN oder ein Zertifikat sein soll.
[6]	Einschließlich Beträge der Physischen Lieferung, falls anwendbar.
[7]	Nummerierung fortsetzen, bis die passende Anzahl an Zinszahlungstagen für die betreffende Wertpapiertranche erreicht ist.

TEIL II

TEILZAHLUNGEN

Teilzahlungstag	Tag der Zahlung	Gesamtbetrag der zu zahlenden Teilzahlungen[8]	Betrag der gezahlten Teilzahlungen[9]	Verbleibender Kapitalbetrag diese[r][s] Global[schuldver- schreibung][zertifikats] nach einer solchen Zahlung[9]	Zahlungsbestätigung durch oder im Namen der Emittentin
[10]Erster

[8]	Einschließlich Beträge der Physischen Lieferung, falls anwendbar.
[9]	Um diesen Betrag zu bestimmen, siehe den letzten Eintrag in Teil II, III oder IV von Anhang 1 oder 2.
[10]	Nummerierung fortsetzen, bis die passende Anzahl an Teilzahlungstagen für die betreffende Wertpapiertranche erreicht ist.

TEIL III

RÜCKZAHLUNGEN

Rückzahlungtag	Zurückzuzahlender Gesamtkapitalbetra g diese[r][s] Global[schuldversch reibung][zertifikats][11]	Zurückgezahlter Kapitalbetrag[1]	Verbleibender Kapitalbetrag diese[r][s] Global[schuldversc hreibung][zertifikats] nach einer Rückzahlung[12]	Bestätigung der Rückzahlung durch oder im Namen der Emittentin

[11]	Einschließlich Beträge der Physischen Lieferung, falls anwendbar.
[12]	Um diesen Betrag zu bestimmen, siehe den letzten Eintrag in Teil II, III oder IV von Anhang 1 oder 2.

TEIL IV

KÄUFE UND ENTWERTUNGEN

Tag des Kaufs und der Entwertung	Teil des gekauften und entwerteten Kapitalbetrags diese[r][s] Global[schuldverschreibung] [zertifikats]	Verbleibender Kapitalbetrag diese[r][s] Global[schuldverschreibung] [zertifikats] nach ein Kauf und Entwertung[13]	Bestätigung des Kaufs und der Entwertung durch oder im Namen der Emittentin

[13]	Um diesen Betrag zu bestimmen, siehe den letzten Eintrag in Teil II, III oder IV von Anhang 1 oder 2.

Anhang 2 zu[r][m]

Vorläufigen Global[schuldverschreibung][zertifikat]14

AUSTAUSCH

GEGEN DEFINITIVE [SCHULDVERSCHREIBUNGEN][ZERTIFIKATE] ODER ENDGÜLTIGE GLOBAL

[SCHULDVERSCHREIBUNGEN][ZERTIFIKATE]

Die folgenden Austauschgeschäfte eines Teils diese[r][s] Global[schuldverschreibung][zertifikats] gegen Definitive [Schuldverschreibungen][Zertifikate] oder in eine[r][m] Endgültigen Global[schuldverschreibung][zertifikat] verbriefte [Schuldverschreibungen][Zertifikate] wurden vorgenommen:

Datum des Austauschs	Kapitalbetrag diese[r][s]
gegen Definitive
[Schuldverschreibungen]
[Zertifikate] oder gegen
in eine[r][m] Endgültigen
Global[schuldverschreibung]
[zertifikat] verbriefte
[Schuldverschreibungen]
[Zertifikate]
ausgetauschten
Global[schuldverschreibung]
[zertifikats]	Verbleibender Kapitalbetrag diese[r][s] Global[schuldverschreibung] [zertifikats] nach einem solchen Austausch[15]	Durch oder im Namen der Emittentin angebrachter Vermerk

[14]	Anhang 2 sollte nur ausgefüllt werden, wenn aus den entsprechenden Endgültigen Bedingungen hervorgeht, dass diese Globalurkunde eine KGN oder ein Zertifikat sein soll.
[15]	Um diesen Betrag zu bestimmen, siehe den letzten Eintrag in Teil II, III oder IV von Anhang 1 oder 2.

Anhang 3 zu[r][m]

Vorläufigen Global[schuldverschreibung][zertifikat]

Konsolidierte Bedingungen

Anhang 4 zu[r][m]

Vorläufigen Global[schuldverschreibung][zertifikat]

FORM OF CERTIFICATE TO BE PRESENTED

BY EUROCLEAR OR CLEARSTREAM,LUXEMBOURG

B OF A ISSUANCE B.V.

(the “Issuer”)

[NOTES/CERTIFICATES] DUE [YEAR OF MATURITY DATE/

SETTLEMENT DATE]

Series No. [    ]

Tranche No. [    ]

(the “Securities”)

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal or notional amount set forth below (our “Member Organizations”) substantially to the effect set forth in the Temporary Global [Note] [Certificate], as of the date hereof, [EUR][USD]             principal or notional amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States federal income taxation regardless of its source or any trust with respect to which a court within the United States is able to exercise primary supervision over its administration, and one or more U.S. persons have the authority to control all of its substantial decisions or any other persons deemed a U.S. person under Section 7701(a)(30) of the Internal Revenue Code (taking into account changes thereto and associated effective dates, elections, and transition rules) (“U.S. persons”), (ii) is owned by U.S. persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a U.S. person or to a person within the United States or its possessions. Any such certification by electronic transmission satisfies the requirements set forth in U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D)(3)(ii). We will retain all certificates received from Member Organizations for the period specified in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(3)(i).

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

The Securities are of the category contemplated in Rule 903(b)(2) of Regulation S under the Securities Act of 1933, as amended (the “Act”), and this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organizations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Temporary Global [Note] [Certificate].

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated             , [20        ]16

Yours faithfully,

Euroclear / Clearstream, Luxembourg

By:

[16]	To be dated no earlier than date to which this certification relates, namely, (a) the payment date or (b) the Exchange Date.

Anhang 5 zu[r][m]

Vorläufigen Global[schuldverschreibung][zertifikat]

FORM OF CERTIFICATE OF BENEFICIAL OWNER

B OF A ISSUANCE B.V.

(the “Issuer”)

[NOTES/CERTIFICATES] DUE [YEAR OF MATURITY DATE/

SETTLEMENT DATE]

Series No. [    ]

Tranche No. [    ]

(the “Securities”)

This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States federal income taxation regardless of its source or any trust with respect to which a court within the United States is able to exercise primary supervision over its administration, and one or more U.S. persons have the authority to control all of its substantial decisions or any other persons deemed a U.S. person under Section 7701(a)(30) of the Internal Revenue Code (taking into account changes thereto and associated effective dates, elections, and transition rules) (“U.S. persons”), (ii) are owned by U.S. person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a U.S. person or to a person within the United States or its possessions.

The Securities are of the category contemplated in Rule 903(b)(2) of Regulation S under the Securities Act of 1933, as amended (the “Act”), and this is also to certify that, except as set forth below in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchase the Securities in transactions which did not require registration under the Act. As used in this paragraph the term “U.S. person” has the meaning given to it by Regulation S under the Act.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by facsimile on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [        ] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of Definitive Securities (or, if relevant, exercise of any right or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:             , 20         1

By:
As, or as agent for, the beneficial owner(s) of the
Securities to which this certification relates.

[1]	To be dated no earlier than the fifteenth day prior to the date to which this certification relates, namely, (a) the payment date or (b) the Exchange Date.

Schedule 3 to

Agency Agreement

FORM OF THE TEMPORARY GLOBAL [NOTE] [CERTIFICATE]

CONVENIENCE TRANSLATION OF THE FORM OF THE TEMPORARY GLOBAL [NOTE] [CERTIFICATE]

THIS [NOTE] [CERTIFICATE] HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS [NOTE] [CERTIFICATE] NOR ANY INTEREST OR PARTICIPATION IN THIS [NOTE] [CERTIFICATE] MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS [NOTE] [CERTIFICATE] MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS [NOTE] [CERTIFICATE] MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

THIS [NOTE] [CERTIFICATE] IS A TEMPORARY GLOBAL [NOTE] [CERTIFICATE] IN BEARER FORM, WITHOUT COUPONS, EXCHANGEABLE FOR A BEARER [NOTE] [CERTIFICATE] IN PERMANENT GLOBAL FORM. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL [NOTE] [CERTIFICATE], AND THE TERMS AND CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL [NOTE] [CERTIFICATE], ARE AS SPECIFIED HEREIN AND IN THE TERMS AND CONDITIONS (AS DEFINED BELOW).

THIS [NOTE] [CERTIFICATE] IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS GLOBAL [NOTE] [CERTIFICATE] SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]2

[2]	[This language is applicable only to Temporary Global [Notes][Certificates] representing [Notes][Certificates] with maturities of 183 days or less from the date of original issue.]

B OF A ISSUANCE B.V.

TEMPORARY GLOBAL [NOTE] [CERTIFICATE]

ISIN:

[WKN:]

[VALOREN:]

SERIE:

TRANCHE:

[COMMON CODE:]

This Global [Note] [Certificate] is a Temporary Global [Note] [Certificate] (the “Global [Note] [Certificate]”) in bearer form without interest coupons in respect of the [Note] [Certificate]s (the “[Note] [Certificate]s”) issued by B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Issuer”) described, and having the provisions specified, in the consolidated terms and conditions (the “Terms and Conditions”), which provisions are incorporated herein. Words and expressions defined or set out in the Terms and Conditions shall bear the same meaning when used herein.

The Issuer, subject to and in accordance with the Terms and Conditions, promises to pay and deliver to the bearer hereof any sums payable or amount deliverable in respect thereof under the Terms and Conditions.

Payment hereunder is guaranteed by Bank of America Corporation (the “Guarantor”), as set forth in the Guarantee Agreement executed by the Guarantor.

Prior to the Exchange Date (as defined below), all payments (if any) on this Global [Note] [Certificate] will only be made to the bearer hereof to the extent that there is presented to the Agent by Euroclear Bank S.A. N.V. (“Euroclear”) or Clearstream Banking, société anonyme (“Clearstream, Luxembourg” and together with Euroclear, the “Relevant Clearing Systems”), a certificate, substantially in the form set out in Schedule 4 to this Global [Note] [Certificate], to the effect that it has received from or in respect of a person entitled to a particular principal amount of the [Note] [Certificate]s (as shown by its records) a certificate in or substantially in the form of the certificate as set out in Schedule 5 to this Global [Note] [Certificate]. Payments or deliveries due in respect of [Note] [Certificate]s for the time being represented by this Global [Note] [Certificate] shall be made to the bearer of this Global [Note] [Certificate] and each payment so made will discharge the Issuer’s obligations in respect thereof. After the Exchange Date, the bearer of this Global [Note] [Certificate] will not be entitled to receive any payment of interest hereon.

On or after the Exchange Date (as defined below) this Global [Note] [Certificate] may be exchanged in whole or in part (free of charge) for, a permanent Global [Note] [Certificate], which, in either case, is in or substantially in the form set out in Schedule 6 to this Global [Note] [Certificate] (together with the Terms and Conditions attached to it), in each case upon notice being given by a Relevant Clearing System acting on the instructions of any Holder of an interest in this Global [Note] [Certificate] or, under certain limited circumstances, security printed Definitive [Note] [Certificate]s and (if applicable) Coupons, Receipts and/or Talons and subject to such notice period as is specified in the Terms and Conditions. The “Exchange Date” for this Global [Note] [Certificate] will normally be the 40th day after the later of the date on which the Issuer receives the proceeds of the sale of the Global [Note] [Certificate] and the closing date for the Global [Note] [Certificate]. However, if the Issuer, a Dealer or any distributor, as defined in Treasury Regulation Sec. 1.163-5(c)(2)(i)(D)(4), holds a [Note] [Certificate] represented by this Global [Note] [Certificate] as part of an unsold allotment or subscription for more than 40 days after the later of the date on which the Issuer receives the proceeds of the sale of the Global [Note] [Certificate] and the closing date for the Global [Note] [Certificate], the Exchange Date with respect to such [Note] [Certificate] will be the day after the date on which the Issuer, Dealer or distributor sells such [Note] [Certificate].

Upon the exchange of the outstanding principal amount of this Global [Note] [Certificate], it shall be surrendered to the Principal Agent.

[In case of a New Global Note][The nominal amount of Notes represented by this Global Note shall be the aggregate amount from time to time entered in the records of the Relevant Clearing Systems. The records of the Relevant Clearing Systems (which expression in this Global Note means the records that each Relevant Clearing System holds for its customers which reflect the amount of such customer’s interest in the Notes) shall be conclusive evidence of the nominal amount of Notes represented by this Global Note and, for these purposes, a statement issued by a Relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Notes represented by this Global Note at any time shall be conclusive evidence of the records of the Relevant Clearing System at that time.]

[In case of a Classic Global Note/Certificate] The nominal amount of the [Note] [Certificate] represented by this Global [Note] [Certificate] shall be the amount stated in the Terms and Conditions or, if lower, the nominal amount most recently recorded by or on behalf of the Issuer, in the relevant column in Part II, III or IV of Schedule 1 or in Schedule 2.

On any redemption, payment of an Installment Amount, delivery or purchase and cancellation of any of the Notes represented by this Global Note, the Issuer shall procure that

[In case of a New Global Note] [details of such redemption, payment, delivery or purchase and cancellation (as the case may be) shall be entered pro rata in the records of the Relevant Clearing Systems and, upon any such entry being made, the nominal amount of the Notes recorded in the records of the Relevant Clearing Systems and represented by this Global Note shall be reduced by the principal amount of the Notes so redeemed or purchased and cancelled or by the amount of such installment so paid.]

[In case of a Classic Global Note/Certificate] [details of such redemption, payment, delivery or purchase and cancellation (as the case may be) shall be entered in the relevant column in Part II, III or IV of Schedule 1 or in Schedule 2 hereto recording any such redemption, payment, delivery or purchase and cancellation (as the case may be) and shall be signed by or on behalf of the Issuer. Upon any such redemption, payment of an Installment Amount, delivery or purchase and cancellation, the principal amount of such [Note] [Certificate]s represented by this Global [Note] [Certificate] shall be reduced by the principal amount of the [Note] [Certificate]s so redeemed or purchased and cancelled or the amount of such Installment Amount.]

This Temporary Global [Note] [Certificate] shall be exchanged for a Definitive Global [Note] [Certificate] in accordance with the Terms and Conditions.

This Global [Note] [Certificate] may be exchanged by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London in accordance with the Terms and Conditions. The Issuer shall procure that Definitive [Note][Certificate]s and interests in the Permanent Global [Note] [Certificate] shall be so issued and delivered [and] [in the case of a New Global Note] [recorded in the records of the Relevant Clearing System] in exchange for only that portion of this Global [Note] [Certificate] in respect of which there shall have been presented to the Agent by Euroclear or Clearstream, Luxembourg a certificate, substantially in the form set out in Schedule 4 to this Global [Note] [Certificate], to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular principal amount of the [Note] [Certificate]s (as shown by its records) a certificate from such person in or substantially in the form of the certificate set out in Schedule 5 to this Global [Note] [Certificate], unless such certificate has already been given in accordance with the above provisions. The aggregate principal amount of interests in a Permanent Global [Note] [Certificate] issued upon an exchange of this Global [Note] [Certificate] subject to the terms hereof, will be equal to the aggregate principal amount of this Global [Note] [Certificate] submitted by the bearer hereof for exchange (to the extent that such principal amount does not exceed the aggregate principal amount of this Global [Note] [Certificate]).

On an exchange of only part of this Global [Note] [Certificate], the Issuer shall procure that:

[in the case of a New Global Note details of such exchange shall be entered pro rata in the records of the Relevant Clearing Systems.]

[in the case of a Classic Global Note or Certificate] [details of such exchange shall be entered in the relevant space in Schedule 2 hereto recording such exchange and shall be signed by or on behalf of the Issuer and the principal amount of this Global [Note] [Certificate] and the [Note] [Certificate]s represented by this Global [Note] [Certificate] shall be reduced by the principal amount so exchanged.

If, following the issue of a Permanent Global [Note] [Certificate] in exchange for some of the [Note] [Certificate]s represented by this Global [Note] [Certificate], further [Note] [Certificate]s represented by this Global [Note] [Certificate] are to be exchanged for interests in a Permanent Global [Note] [Certificate], such exchange may be effected, subject as provided herein, without the issue of a new Permanent Global [Note] [Certificate],

[in the case of a New Global Note [recording the details of such increase in the records of the Relevant Clearing Systems.]

[in the case of a Classic Global Noteor a Certificate] [by the Issuer or its agent endorsing Schedule 2 of the Permanent Global [Note] [Certificate] previously issued to reflect an increase in the aggregate principal amount of such Permanent Global [Note] [Certificate] by an amount equal to the aggregate principal amount of the Permanent Global [Note] [Certificate] which would otherwise have been issued on such exchange.]

This Temporary Global [Note] [Certificate] shall be governed by, and construed in accordance with the laws of Germany.

This Temporary Global [Note] [Certificate] shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the Agent.

[Where the Global Note is intended to be held in a manner that would allow Eurosystem-eligibility, this Temporary Global Note shall not become valid or obligatory for any purposes until it is duly effectuated by the entity appointed as common safekeeper by the Relevant Clearing System.]

IN WITNESS WHEREOF the Issuer has caused this Temporary Global [Note][Certificate] to be duly signed on its behalf.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

[CERTIFICATE OF AUTHENTICATION OF THE AGENT]

This Temporary Global [Note][Certificate] is authenticated by or on behalf of the Agent.

THE BANK OF NEW YORK
As Agent

By:
Authorized Signatory
For the purposes of authentication only.

[For New Global Notes]

[CERTIFICATE OF EFFECTUATION]

[Insert the name of the common safekeeper]
As common safekeeper

By:
Authorized Signatory
For the purposes of effectuation only.

Schedule 1 to the

Temporary Global [Note][Certificate]3

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable[4]	Amount of Interest Paid[2]	Confirmation of payment by or on behalf of the Issuer
[5]First

[3]	Schedule 1 should only be completed where the applicable Final Terms indicates that this Global Note is intended to be a Classic Global Note or where this is a Global Certificate.
[4]	Including Physical Delivery Amount(s), if applicable.
[5]	Continue numbering until the appropriate number of interest payment dates for the particular Tranche of Notes is reached.

PART II

INSTALLMENT PAYMENTS

Installment Date	Date of Payment	Total of Installment Amounts Payable[6]	Amount of Installment Amounts Paid[21]	Remaining principal amount of this Global [Note][Certificate] following such payment[7]	Confirmation of payment by or on behalf of the Issuer
[8]First

[6]	Including Physical Delivery Amount(s), if applicable.
[7]	See most recent entry in Part II, III or IV of Schedule 1 or in Schedule 2 in order to determine this amount.
[8]	Continue numbering until the appropriate number of installment payment dates for the particular Tranche of Notes is reached.

PART III

REDEMPTIONS

Date of Redemption	Total principal amount of this Global [Note][Certificate] to be redeemed[9]	Principal amount Redeemed[1]	Remaining principal amount of this Global [Note][Certificate] following such redemption[10]	Confirmation of redemption by or on behalf of the Issuer

[9]	Including Physical Delivery Amount(s), if applicable.
[10]	See most recent entry in Part II, III, IV of Schedule 1 or in Schedule 2 in order to determine this amount.

PART IV

PURCHASES AND CANCELLATIONS

Date of purchase and cancellation	Part of principal amount of this Global [Note][Certificate] purchased and canceled	Remaining principal amount of this Global [Note][Certificate] following such purchase and cancellation[11]	Confirmation of purchase and cancellation by or on behalf of the Issuer

[11]	See most recent entry in Part II, III or IV of Schedule 1 or in Schedule 2 in order to determine this amount.

Schedule 2 to the

Temporary Global [Note][Certificate]12

SCHEDULE OF EXCHANGES

FOR DEFINITIVE [NOTE][CERTIFICATE]S OR PERMANENT GLOBAL [NOTE][CERTIFICATE]

The following exchanges of a part of this Global [Note][Certificate] for Definitive [Note][Certificate]s or [Note][Certificate]s represented by a Permanent Global [Note][Certificate] have been made:

Date of exchange	Principal amount of this Global [Note][Certificate] exchanged for Definitive [Note][Certificate]s or [Note][Certificate]s represented by a Permanent Global [Note][Certificate]	Remaining principal amount of this Global [Note][Certificate] following such exchange[13]	Notation made by or on behalf of the Issuer

[12]	Schedule 2 should only be completed where the applicable Final Terms indicates that this Global Note is intended to be a Classic Global Note or where this is a Global Certificate.
[13]	See most recent entry in Part II, III or IV of Schedule 1 or Schedule 2 in order to determine this amount.

Schedule 3 to the

Temporary Global [Note] [Certificate]

Consolidated Terms and Conditions

Schedule 4 to the

Temporary Global [Note] [Certificate]

FORM OF CERTIFICATE TO BE PRESENTED

BY EUROCLEAR / CLEARSTREAM,LUXEMBOURG

B OF A ISSUANCE B.V.

(the “Issuer”)

[NOTES/CERTIFICATES] DUE [YEAR OF MATURITY DATE/

SETTLEMENT DATE]

Series No. [    ]

Tranche No. [    ]

(the “Securities”)

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal or notional amount set forth below (our “Member Organizations”) substantially to the effect set forth in the Temporary Global [Note] [Certificate], as of the date hereof, [EUR][USD]             principal or notional amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States federal income taxation regardless of its source or any trust with respect to which a court within the United States is able to exercise primary supervision over its administration, and one or more U.S. persons have the authority to control all of its substantial decisions or any other persons deemed a U.S. person under Section 7701(a)(30) of the Internal Revenue Code (taking into account changes thereto and associated effective dates, elections, and transition rules) (“U.S. persons”), (ii) is owned by U.S. persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a U.S. person or to a person within the United States or its possessions. Any such certification by electronic transmission satisfies the requirements set forth in U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D)(3)(ii). We will retain all certificates received from Member Organizations for the period specified in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(3)(i).

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

The Securities are of the category contemplated in Rule 903(b)(2) of Regulation S under the Securities Act of 1933, as amended (the “Act”), and this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organizations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Temporary Global [Note] [Certificate].

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated                 , [20        ]14

Yours faithfully,

Euroclear / Clearstream Luxembourg

By:

[14]	To be dated no earlier than date to which this certification relates, namely, (a) the payment date or (b) the Exchange Date.

Schedule 5 to the

Temporary Global [Note] [Certificate]

FORM OF CERTIFICATE OF BENEFICIAL OWNER

B OF A ISSUANCE B.V.

(the “Issuer”)

[NOTES/CERTIFICATES] DUE [YEAR OF MATURITY DATE/

SETTLEMENT DATE]

Series No. [    ]

Tranche No. [    ]

(the “Securities”)

This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States federal income taxation regardless of its source or any trust with respect to which a court within the United States is able to exercise primary supervision over its administration, and one or more U.S. persons have the authority to control all of its substantial decisions or any other persons deemed a U.S. person under Section 7701(a)(30) of the Internal Revenue Code (taking into account changes thereto and associated effective dates, elections, and transition rules) (“U.S. persons”), (ii) are owned by U.S. person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a U.S. person or to a person within the United States or its possessions.

The Securities are of the category contemplated in Rule 903(b)(2) of Regulation S under the Securities Act of 1933, as amended (the “Act”), and this is also to certify that, except as set forth below in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchase the Securities in transactions which did not require registration under the Act. As used in this paragraph the term “U.S. person” has the meaning given to it by Regulation S under the Act.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by facsimile on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [        ] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of Definitive Securities (or, if relevant, exercise of any right or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:             , 20         1

By:
As, or as agent for, the beneficial owner(s) of the
Securities to which this certification relates.

[1]	To be dated no earlier than the fifteenth day prior to the date to which this certification relates, namely, (a) the payment date or (b) the Exchange Date.

Schedule 6 to the

Temporary Global [Note] [Certificate]

Permanent Global [Note] [Certificate]

Schedule 4 to

Agency Agreement

FORM OF THE PERMANENT GLOBAL [NOTE] [CERTIFICATE]

THIS [NOTE] [CERTIFICATE] HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS [NOTE] [CERTIFICATE] NOR ANY INTEREST OR PARTICIPATION IN THIS [NOTE] [CERTIFICATE] MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS [NOTE] [CERTIFICATE] MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS [NOTE] [CERTIFICATE] MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

THIS [NOTE] [CERTIFICATE] IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS GLOBAL [NOTE] [CERTIFICATE] SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]2

[2]	[This language is applicable only to Permanent Global [Notes] [Certificates] representing [Notes] [Certificates] with maturities of 183 days or less from the date of original issue.]

B OF A ISSUANCE B.V.

ENGÜLTIGE[S] GLOBAL[SCHULDVERSCHREIBUNG][ZERTIFIKAT]

ISIN:

[WKN:]

[VALOREN:]

SERIE:

TRANCHE:

[COMMON CODE:]

Diese[s] auf den Inhaber lautende Global[schuldverschreibung][zertifikat] ist ein[e] Endgültige[s] Global[schuldverschreibung][zertifikat] (die [das] “Global[schuldverschreibung][zertifikat]”) ohne Zinskupon, die die von der B of A Issuance B.V., eine unter niederländischem Recht eingetragene Personengesellschaft mit beschränkter Haftung (besloten vennootschap met beperkte aansprakelijkheid) mit Sitz in Amsterdam, Niederlande (die “Emittentin”), ausgegebenen [Schuldverschreibungen] [Zertifikate] (die “[Schuldverschreibungen] [Zertifikate]”) verbrieft. Für die [Schuldverschreibungen] [Zertifikate] gelten die [dieser] [diesem] Global[schuldverschreibung][zertifikat] als Anlage beigefügten konsolidierten Bedingungen (“Konsolidierte Bedingungen”). Die hierin verwendeten Begriffe und Ausdrücke haben die gleiche Bedeutung wie in den Konsolidierten Bedingungen.

Die Emittentin verpflichtet sich, nach Maßgabe der Konsolidierten Bedingungen an den Inhaber einer[s] Global[schuldverschreibung][zertifikats] die hierauf nach den Konsolidierten Bedingungen zahlbaren Beträge zu zahlen bzw. zu liefernde Werte zu liefern.

Gemäß der von der Bank of America Corporation (die “Garantin”) unterzeichneten Garantieerklärung werden die hierunter fallenden Auszahlungen von der Garantin garantiert.

Diese[s] Global[schuldverschreibung][zertifikat] wird gemäß den Bedingungen ausgetauscht. Bei Austausch in Höhe des ausstehenden Gesamtnennbetrages ist die [das] Global[schuldverschreibung][zertifikat] dem Principal Agent auszuhändigen.

[Im Falle einer NGN] [Der Nominalbetrag der durch diese Globalschuldverschreibung verbrieften Schuldverschreibungen ist der Gesamtbetrag, der von Zeit zu Zeit in die Unterlagen sowohl von Euroclear Bank S.A./N.V. (“Euroclear”) als auch Clearstream Banking, société anonyme (“Clearstream Luxembourg” und zusammen mit Euroclear die “Maßgeblichen Clearingsysteme”) eingetragen wird. Die Unterlagen der Maßgeblichen Clearingsysteme (womit in dieser Globalurkunde die Unterlagen gemeint sind, die jedes Maßgebliche Clearingsystem für seine Kunden bereithält und die den Umfang der Anteile eines solchen Kunden wiedergeben) stellen einen abschließenden Nachweis des Nominalbetrags der durch diese Globalschuldverschreibung verbrieften Schuldverschreibungen dar und für diese Zwecke ist eine Mitteilung eines Maßgeblichen Clearingsystems (diese Mitteilung soll dem Inhaber auf Anfrage zugänglich gemacht werden), die den Nominalbetrag der durch diese Globalschuldverschreibung verbrieften Schuldverschreibungen wiedergibt, jederzeit ein abschließender Nachweis der Unterlagen des Maßgeblichen Clearingsystems zu dieser Zeit.

[Im Falle einer KGN] Der Nominalbetrag de[r][s] durch diese[s] Global[schuldverschreibung][zertifikat] verbriefte[n] [Schuldverschreibung][Zertifikats] ist der Betrag, der in den Bedingungen angegeben ist, oder der zuletzt durch oder im Namen der Emittentin in die maßgebliche Spalte in Teil II, III oder IV von Anhang 1 oder 2 aufgenommene Nominalbetrag, falls dieser Betrag niedriger ist.

Bei jeglicher Rückzahlung, Teilzahlung, Lieferung oder Kauf und Entwertung irgendeiner der durch diese Globalurkunde verbrieften Schuldverschreibungen hat die Emittentin dafür zu sorgen, dass

[Im Falle einer NGN] Details einer solchen Rückzahlung, Teilzahlung, Lieferung oder eines solchen Kaufs und (ggf.) einer solchen Entwertung pro rata in die Unterlagen der Maßgeblichen Clearingsysteme eingetragen werden und, soweit ein solcher Eintrag vorgenommen wird, der Nominalbetrag der Schuldverschreibungen, der in den Unterlagen der Maßgeblichen Clearingsysteme vermerkt ist und durch diese Globalschuldverschreibung verbrieft ist, um den Kapitalbetrag der solchermaßen abgelösten, gekauften oder entwerteten Schuldverschreibungen oder um den Betrag der Teilzahlung reduziert wird.

[Im Falle einer KGN] Details einer solchen Rückzahlung, Teilzahlung, Lieferung oder eines solchen Kaufs und (ggf.) einer solchen Entwertung in die maßgebliche Spalte in Teil II, III oder IV von Anhang 1 oder 2 eingetragen werden, die eine solche Rückzahlung, Teilzahlung, Lieferung oder einen solchen Kauf und (ggf.) eine solche Entwertung wiedergeben, und durch die oder im Namen der Emittentin unterzeichnet werden. Anlässlich einer solchen Rückzahlung, Teilzahlung, Lieferung oder eines solchen Kaufs und einer solchen Entwertung soll der Kapitalbetrag der durch diese[s] Global[schuldverschreibung][zertifikat] verbrieften [Schuldverschreibungen][Zertifikate] um den Kapitalbetrag der solchermaßen abgelösten, gekauften oder entwerteten Schuldverschreibungen oder um den Betrag der Teilzahlung reduziert werden

Diese[s] Global[schuldverschreibung][zertifikat] wird nach und in Übereinstimmung mit den Bedingungen gegen Definitive [Schuldverschreibungen][Zertifikate] mit Sicherheitsdruck und (ggf.) gegen Kupons, Empfangsscheine und/oder Erneuerungsscheine ausgetauscht (auf der Grundlage, dass auf der Vorderseite dieser Definitiven [Schuldverschreibungen] [Zertifikate] und (ggf.) Kupons, Empfangsscheine und/oder Erneuerungsscheine alle entsprechenden Angaben enthalten sind und die Bedingungen in diese Definitiven [Schuldverschreibungen] [Zertifikate] einbezogen wurden). Vorbehaltlich des Voranstehenden und vorbehaltlich dessen, dass der Agent mindestens 60 Tage nach dem Austauschtag (wie in der Vorläufigen Globalurkunde definiert, auf die oben Bezug genommen wird) von dem Maßgeblichen Clearingsystem, das auf Anweisungen eines Inhabers von Anteilen an [der] [dem] Global[schuldverschreibung][zertifkat] handelt, benachrichtigt wurde, erfolgt dieser Austausch nach Vorlage diese[r][s] Global[schuldverschreibung][zertifkat] durch den Inhaber bei der oben genannten Geschäftsstelle des Agents an einem beliebigen Tag (außer an einem Samstag oder Sonntag), an dem Banken in London für den Geschäftsverkehr geöffnet sind. Der Gesamtkapitalbetrag der Definitiven [Schuldverschreibungen] [Zertifikate], die nach dem Austausch diese[r][s] Global[schuldverschreibung][zertifikats] ausgegeben werden, entspricht dem Gesamtkapitalbetrag der vom Inhaber für den Austausch eingereichten Global[schuldverschreibungen][zertifikate] (soweit dieser Kapitalbetrag nicht den Gesamtkapitalbetrag de[r][s] Global[schuldverschreibung][zertifikats] übersteigt, der in den Aufzeichnungen des Maßgeblichen Clearingsystems verzeichnet ist).

Die [Das] Endgültige Global[schuldverschreibung][zertifikat] unterliegt dem Recht der Bundesrepublik Deutschland.

[Diese[s] Endgültige Global[schuldverschreibung][zertifikat] wird in jeder Hinsicht erst wirksam und bindend, wenn sie mit einer Kontrollunterschrift durch oder im Namen des Agent versehen worden ist.

[Diese[s] Endgültige Global[schuldverschreibung][zertifikat] wird in jeder Hinsicht erst wirksam und bindend, wenn sie durch den von dem Maßgeblichen Clearingsystem ernannten gemeinsamen Verwahrer (Common Safekeeper) ordnungsgemäß vollzogen worden ist (effectuated).]

ZU URKUND DESSEN hat die Emittentin die ordnungsgemäße Unterzeichnung dieser Endgültigen Globalurkunde in ihrem Namen veranlasst.

B OF A ISSUANCE B.V.

Durch:
Geschäftsführer A

Durch:
Geschäftsführer B

[KONROLLUNTERSCHRIFT]

THE BANK OF NEW YORK
Als Agent

Durch:
Unterschriftsberechtigter
Nur zum Zwecke der Beglaubigung.

[BESCHEINIGUNG DER AUSFÜHRUNG (Effectuation)]

[Namen des gemeinsamen Verwahrers einfügen]
Als gemeinsamer Verwahrer

Durch:
Unterschriftsberechtigter
Nur zum Zwecke der Beglaubigung.

Anhang 1 zu[r][m]

Endgültigen Global[schuldverschreibung] [zertifikat]

TEIL I

ZINSZAHLUNGEN

Zinszahlungstag	Tag der Zahlung	Gesamtbetrag der zu zahlenden Zinsen[3]	Gezahlter Zinsbetrag[1]	Zahlungsbestätigung durch oder im Namen der Emittentin
[4]Erster

[3]	Einschließlich Beträge der Physischen Lieferung, falls anwendbar.
[4]	Nummerierung fortsetzen, bis die passende Anzahl an Zinszahlungstagen für die betreffende Wertpapiertranche erreicht ist.

TEIL II

TEILZAHLUNGEN

Teilzahlungstag	Tag der Zahlung	Gesamtbetrag der zu zahlenden Teilzahlungen[5]	Betrag der gezahlten Teilzahlungen[1]	Verbleibender Kapitalbetrag dieser Globalurkunde nach einer solchen Zahlung[6]	Zahlungsbestätigung durch oder im Namen der Emittentin
[7]Erster

[5]	Einschließlich Beträge der Physischen Lieferung, falls anwendbar.
[6]	Um diesen Betrag zu bestimmen, siehe den letzten Eintrag in Teil II, III oder IV von Anhang 1 oder 2.
[7]	Nummerierung fortsetzen, bis die passende Anzahl an Teilzahlungstagen für die betreffende Wertpapiertranche erreicht ist.

TEIL II

RÜCKZAHLUNGEN

Rückzahlungstag	Gesamtzahl der in diese[r][m] Global[schuldverschreibung] [zertifikat] verbrieften, zurückzuzahlenden [Schuldverschreibungen] [Zertifikate][8]	Verbleibende Anzahl der in diese[r][m] Global[schuldverschreibung] [zertifikat] verbrieften [Schuldverschreibungen] [Zertifikate] nach einer solchen Rückzahlung[9]	Bestätigung der Rückzahlung durch oder im Namen der Emittentin

[8]	Einschließlich Beträge der Physischen Lieferung, falls anwendbar.
[9]	Um diesen Betrag zu bestimmen, siehe den letzten Eintrag in Teil II oder III von Anhang 1 oder 2.

TEIL IV

KÄUFE UND ENTWERTUNGEN

Tag des Kaufs und der Entwertung	Anzahl der in diese[r][m] Global[schuldverschreibung] [zertifikat] verbrieften, gekauften und entwerteten [Schuldverschreibungen] [Zertifikate]	Verbleibende Anzahl der in diese[r][m] Global[schuldverschreibung] [zertifikat] verbrieften [Schuldverschreibungen] [Zertifikate] nach einem solchen Kauf und einer solchen Entwertung[1][0]	Bestätigung des Kaufs und der Entwertung durch oder im Namen der Emittentin

[10]	Um diesen Betrag zu bestimmen, siehe den letzten Eintrag in Teil II oder III von Anhang 1 oder 2.

Anhang 2 zu[r][m]

Endgültigen Global[schuldverschreibung] [zertifikat]]

AUSTAUSCH

Die folgenden Austauschgeschäfte bezüglich diese[r][s] Global[schuldverschreibung][zertifikats] wurden vorgenommen:

Datum des Austauschs	Anstieg der Anzahl der in
diese[r][m]
Global[schuldverschreibung]
[zertifikat] verbrieften
[Schuldverschreibungen]
[Zertifikaten] aufgrund
Austäuschen eine[r][s]
Vorläufigen
[Schuldverschreibung]
[Zertifikats] gegen diese[s]
Global[schuldverschreibung]
[zertifikat][11]	Abnahme der Anzahl der
in diese[r][m]
Global[schuldverschreibung]
[zertifikat]
verbrieften
[Schuldverschreibungen]
[Zertifikaten] aufgrund
Austäuschen diese[r][s]
Global[schuldverschreibung]
[zertifikats] gegen
Definitive
[Schuldverschreibungen]
[Zertifikate]	Durch oder im Namen der Emittentin angebrachter Vermerk

[11]

Wenn diese Globalurkunde eine Fälligkeit von weniger als einem Jahr ab dem Begebungstag hat, muss der Betrag wenigstens GBP 100.000 (oder den entsprechenden Betrag in einer anderen Währung oder anderen Währungen) betragen.

Schedule 4 to

Agency Agreement

FORM OF THE PERMANENT GLOBAL [NOTE] [CERTIFICATE]

CONVENIENCE TRANSLATION OF THE FORM OF THE PERMANENT GLOBAL [NOTE] [CERTIFICATE]

THIS [NOTE] [CERTIFICATE] HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS [NOTE] [CERTIFICATE] NOR ANY INTEREST OR PARTICIPATION IN THIS [NOTE] [CERTIFICATE] MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS [NOTE] [CERTIFICATE] MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS [NOTE] [CERTIFICATE] MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

THIS [NOTE] [CERTIFICATE] IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS GLOBAL [NOTE] [CERTIFICATE] SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[1]	[This language is applicable only to Permanent Global [Notes] [Certificates] representing [Notes] [Certificates] with maturities of 183 days or less from the date of original issue.]

B of A ISSUANCE B.V.

PERMANENT GLOBAL [NOTE] [CERTIFICATE]

ISIN:

[WKN:]

[VALOREN:]

SERIE:

TRANCHE:

[COMMON CODE:]

This Global [Note] [Certificate] is a Permanent Global [Note] [Certificate] (the “Global [Note] [Certificate]”) in bearer form without interest coupons in respect of [Note] [Certificate]s (the “[Note] [Certificate]s”) issued by B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Issuer”) described, and having the provisions specified, in the consolidated terms and conditions (the “Terms and Conditions”), which provisions are incorporated herein. Words and expressions defined or set out in the Terms and Conditions shall bear the same meaning when used herein.

The Issuer, subject to and in accordance with the Terms and Conditions, promises to pay or deliver to the bearer hereof any sums payable or amount deliverable in respect thereof under the Terms and Conditions.

Payment hereunder is guaranteed by Bank of America Corporation (the “Guarantor”), as set forth in the Guarantee Agreement executed by the Guarantor.

This Global [Note] [Certificate] shall be exchanged in accordance with the Terms and Conditions. Upon the exchange of the outstanding principal amount of this Global [Note] [Certificate], it shall be surrendered to the Principal Agent.

[In case of a New Global Note][The nominal amount of Notes represented by this Global Note shall be the aggregate amount from time to time entered in the records of both Euroclear Bank S.A./N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream, Luxembourg” and, together with Euroclear, the “Relevant Clearing Systems”). The records of the Relevant Clearing Systems (which expression in this Global Note means the records that each Relevant Clearing System holds for its customers which reflect the amount of such customer’s interest in the Notes) shall be conclusive evidence of the nominal amount of Notes represented by this Global Note and, for these purposes, a statement issued by a Relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Notes represented by this Global Note at any time shall be conclusive evidence of the records of the Relevant Clearing System at that time.

[In case of a Classic Global Note/Certificate] The nominal amount of the [Note] [Certificate] represented by this Global [Note] [Certificate] shall be the amount stated in the Terms and Conditions or, if lower, the nominal amount most recently recorded by or on behalf of the Issuer, in the relevant column in Part II, III or IV of Schedule 1 or in Schedule 2.

On any redemption, payment of an Installment Amount, delivery or purchase and cancellation of any of the Notes represented by this Global Note, the Issuer shall procure that

[In case of a New Global Note] [details of such redemption, payment, delivery or purchase and cancellation (as the case may be) shall be entered pro rata in the records of the Relevant Clearing Systems and, upon any such entry being made, the nominal amount of the Notes recorded in the records of the Relevant Clearing Systems and represented by this Global Note shall be reduced by the principal amount of the Notes so redeemed or purchased and cancelled or by the amount of such installment so paid.]

[In case of a Classic Global Note/Certificate] [details of such redemption, payment, delivery or purchase and cancellation (as the case may be) shall be entered in the relevant column in Part II, III or IV of Schedule 1 or in Schedule 2 hereto recording any such redemption, payment, delivery or purchase and cancellation (as the case may be) and shall be signed by or on behalf of the Issuer. Upon any such redemption, payment of an Installment Amount, delivery or purchase and cancellation, the principal amount of such Notes represented by this Global [Note] [Certificate] shall be reduced by the principal amount of the Notes so redeemed or purchased and cancelled or the amount of such Installment Amount.]

This Global [Note] [Certificate] shall be exchanged. for security-printed Definitive [Notes] [Certificates], under the circumstances and in accordance with the Terms and Conditions, and (if applicable) Coupons, Receipts and/or Talons (on the basis that all the appropriate details have been included on the face of such Definitive [Notes][Certificates] and (if applicable) Coupons, Receipts and/or Talon and the Final Terms have been incorporated on such Definitive [Notes] [Certificates]). Subject as aforesaid and to at least 60 calendar days’ written notice expiring after the Exchange Date (as defined in the Temporary Global [Note] [Certificate] referred to above) being given to the Agent by the Relevant Clearing System, acting on the instructions of any Holder of an interest in the Global [Note][Certificate], this exchange will be made upon presentation of this Global [Note] [Certificate] by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London at the office of the Agent specified above. The aggregate principal amount of Definitive [Notes] [Certificates] issued upon an exchange of this Global [Note] [Certificate] will be equal to the aggregate principal amount of this Global [Note] [Certificate] submitted by the bearer hereof for exchange (to the extent that such principal amount does not exceed the aggregate principal amount of this Global [Note] [Certificate] entered in the records of the Relevant Clearing System.

This Permanent Global [Note] [Certificate] shall be governed by, and construed in accordance with the laws of Germany.

This Permanent Global [Note] [Certificate] shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the Agent.

[Where the Global Note is intended to be held in a manner that would allow Eurosystem-eligibility, this Permanent Global Note shall not become valid or obligatory for any purposes until it is duly effectuated by the entity appointed as common safekeeper by the Relevant Clearing System.]

IN WITNESS WHEREOF the Issuer has caused this Permanent Global Note to be duly signed on its behalf.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

[CERTIFICATE OF AUTHENTICATION OF THE AGENT]

This Permanent Global Note is authenticated by or on behalf of the Agent.

THE BANK OF NEW YORK
As Agent

By:
Authorized Signatory
For the purposes of authentication only.

[CERTIFICATE OF EFFECTUATION]

[Insert the name of the common safekeeper]
As common safekeeper

By:
Authorized Signatory
For the purposes of effectuation only.

Schedule 1 to the

Permanent Global [Note] [Certificate]

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable[2]	Amount of Interest Paid[1]	Confirmation of payment by or on behalf of the Issuer
[3]First

[2]	Including Physical Delivery Amount(s), if applicable.
[3]	Continue numbering until the appropriate number of interest payment dates for the particular Tranche of Certificates is reached.

PART II

INSTALLMENT PAYMENTS

Installment Date	Date of Payment	Total of Installment Amounts Payable[4]	Amount of Installment Amounts Paid[1]	Remaining principal amount of this Global Note following such payment[5]	Confirmation of payment by or on behalf of the Issuer
[6]First

[4]	Including Physical Delivery Amount(s), if applicable.
[5]	See most recent entry in Part II, III or IV of Schedule 1 or in Schedule 2 in order to determine this amount.
[6]	Continue numbering until the appropriate number of installment payment dates for the particular Tranche of Notes is reached.

PART III

REDEMPTIONS

Date of Redemption	Total number of [Note][Certificate]s represented by this Global [Note][Certificate] to be redeemed[7]	Remaining number of [Note][Certificate]s represented by this Global [Note][Certificate] following such redemption[8]	Confirmation of redemption by or on behalf of the Issuer

[7]	Including Physical Delivery Amount(s), if applicable.
[8]	See most recent entry in Part II or III of Schedule 1 or in Schedule 2 in order to determine this amount.

PART IV

PURCHASES AND CANCELLATIONS

Date of purchase and cancellation	Number of [Note][Certificate]s represented by this Global [Note][Certificate] purchased and canceled	Remaining number of [Note][Certificate]s represented by this Global [Note][Certificate] following such purchase and cancellation[9]	Confirmation of purchase and cancellation by or on behalf of the Issuer

[9]	See most recent entry in Part II or III of Schedule 1 or in Schedule 2 in order to determine this amount.

Schedule 2 to the

Permanent Global [Note][Certificate]

SCHEDULE OF EXCHANGES

The following exchanges relating to this Global [Note][Certificate] have been made:

Date of exchange	Increase in the number of [Note][Certificate]s represented by this Global [Note][Certificate] due to exchanges of a Temporary Global [Note][Certificate] for this Global [Note][Certificate][10]	Decrease in the number of [Note][Certificate]s represented by this Global [Note][Certificate] due to exchanges of this Global [Note][Certificate] for Definitive [Note][Certificate]s	Notation made by or on behalf of the Issuer

[10]	If this Global Certificate has a maturity of less than one year from the Issue Date, the amount must be at least GBP £100,000 (or its equivalent in any other currency or currencies).

Schedule 5 to

Agency Agreement

FORM OF PUT NOTICE

B OF A ISSUANCE B.V.

NOTES DUE

[year of Maturity Date/Redemption Month]

ISIN [        ]

Principal Agent

To:	The Bank of New York
One Canada Square
London
E14 5AL
United Kingdom
Attention: Corporate Trust Administration
Telephone: 0044 20 7964 4784
Facsimile: 0044 20 7964 6399

or

Paying Agent

To:	The Bank of New York (Luxembourg) S.A.
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Attention: Corporate Trust Administration
Telephone: 00352 46 26 85 523
Facsimile: 00352 46 26 85 804

By depositing this duly completed Notice with any Paying Agent for the Notes of the above Series (the “Notes”) the undersigned Noteholder referred to below irrevocably exercises its option to have such Notes redeemed on [            ] under the Terms and Conditions of the Note.

The Notice relates to Notes in the aggregate principal amount of
( ), in the case of Definitive Notes bearing the following serial numbers:

If the Notes referred to above are to be returned to the undersigned, they should be returned by post to (see Note (1) below):

To:

Address:

For the Attention of:

Payment Instructions for Securities held outside of Euroclear and/or Clearstream, Luxembourg or Clearstream, Frankfurt

Please make payment in respect of the above-mentioned Notes as follows:

Receiving Bank Correspondent:

SWIFT:

Bank Name:

SWIFT Code:

Beneficiary Account Name:

Account No.:

Reference:

For:

By:

Signature:

Print Name:

Telephone No.:

E-mail:

Dated:

To be completed by recipient Paying Agent in respect of physical definitive securities held outside of Euroclear and/or Clearstream, Luxembourg or Clearstream, Frankfurt

Received by:

Signature and stamp of Paying Agent

At its office at:

On:

Time:

Notes

(1) The Agency Agreement provides that Notes or authorities so returned will be sent by post, uninsured and at the risk of the Holder, unless the Holder otherwise requests and pays the costs of such insurance in advance to the relevant Paying Agent.

(2) This Put Notice is not valid unless all of the paragraphs requiring completion are duly completed.

(3) The Paying Agent with whom the above-mentioned Notes are deposited will not in any circumstances be liable to the depositing Holder or any other person for any loss or damage arising from any act, default or omission of such Paying Agent in relation to the said Notes or any of them unless such loss or damage was caused by the fraud or gross negligence of such Paying Agent or its directors, officers or employees.

Schedule 6 to

Agency Agreement

FORM OF ASSET TRANSFER NOTICE

B OF A ISSUANCE B.V.

NOTES DUE

[year of Maturity Date/Redemption Month]

ISIN [        ]

Principal Agent

To:	The Bank of New York
One Canada Square
London
E14 5AL
United Kingdom
Attention: Corporate Trust Administration
Telephone: 0044 20 7964 4784
Facsimile: 0044 20 7964 6399

or

Paying Agent

To:	The Bank of New York (Luxembourg) S.A.
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Attention: Corporate Trust Administration
Telephone: 00352 46 26 85 523
Facsimile: 00352 46 26 85 804

By depositing this duly completed Notice with the Paying Agent, as provided in Terms and Conditions, the undersigned Noteholder referred to below irrevocably sets forth its instruction to have the Physical Delivery Amount in respect of the Notes delivered as set forth herein under the Terms and Conditions.

The Notice relates to Notes in the aggregate principal amount of
( ), in the case of Definitive Notes bearing the following serial numbers:

If the [Note][Certificate]s referred to above are to be returned to the undersigned, they should be returned by post to (see Note (1) below):

To:

Address:

For the Attention of:

Delivery Instructions for Securities held outside of Euroclear and/or Clearstream, Luxembourg or Clearstream, Frankfurt

Please make delivery of the Physical Delivery Amount and/or any cash amounts to be paid in respect of the above-mentioned Notes as follows:

by transfer to the following account:

For Physical Delivery Amount:

Clearing System:

Account Number:

Account Name:

For Cash Amounts:

Receiving Bank Correspondent:

SWIFT:

Bank Name:

SWIFT Code:

Beneficiary Account Name:

Account No.:

Reference:

Additional Agreements:

(i)	The undersigned hereby undertakes to pay all Expenses with respect to the relevant Notes, including any applicable depository charges, transactions or exercise charges, stamp duty, stamp duty reserve tax and/or other taxes or duties arising from the delivery or transfer of the Physical Delivery Amount to or to the order of the undersigned.

(ii)	The undersigned certifies that the beneficial owner of each Note is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended), the Note is not being redeemed within the United States or on behalf of a U.S. person and no cash, securities or other property have been or will be delivered within the United States or its possessions or to, or for the account or benefit of, a U.S. person in connection with the transfer contemplated hereby.

(iii)	The undersigned authorizes the production of this Asset Transfer Notice, including the certifications herein, in any applicable governmental, judicial, administrative or legal proceedings.

For:

By:

Signature:

Print Name:

Telephone No.:

E-mail:

Dated:

To be completed by recipient Paying Agent in respect of physical definitive securities held outside of Euroclear and/or Clearstream, Luxembourg or Clearstream, Frankfurt

Received by:

Signature and stamp of Paying Agent

At its office at:

On:

Time:

Notes

(1) The Agency Agreement provides that Notes or authorities so returned will be sent by post, uninsured and at the risk of the Holder, unless the Holder otherwise requests and pays the costs of such insurance in advance to the relevant Paying Agent.

(2) This Asset Transfer Notice is not valid unless all of the paragraphs requiring completion are duly completed.

(3) The Paying Agent with whom the above-mentioned Notes are deposited will not in any circumstances be liable to the depositing Holder or any other person for any loss or damage arising from any act, default or omission of such Paying Agent in relation to the said Notes or any of them unless such loss or damage was caused by the fraud or gross negligence of such Paying Agent or its directors, officers or employees.

Schedule 7 to

Agency Agreement

FORM OF EXERCISE NOTICE

B OF A ISSUANCE B.V.

WARRANTS

ISIN [        ]

Principal Agent

To:	The Bank of New York
One Canada Square
London
E14 5AL
United Kingdom
Attention: Corporate Trust Administration
Telephone: 0044 20 7964 4784
Facsimile: 0044 20 7964 6399

or

Paying Agent
To:	The Bank of New York (Luxembourg) S.A.
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Attention: Corporate Trust Administration
Telephone: 00352 46 26 85 523
Facsimile: 00352 46 26 85 804

By depositing this duly completed Exercise Notice with the Paying Agent for the Warrants of the above Series (the “Warrants”) the undersigned Warrantholder with this Exercise Notice and referred to below irrevocably exercises such Warrants on [            ] under the Terms and Conditions.

The Exercise Notice relates to the exercise of an aggregate amount of
( ) Warrants, [with an aggregate Strike Price of ,] in the case of Definitive Warrants, bearing the following serial numbers:

If the Warrants referred to above are to be returned to the undersigned under Clause 10(7) of the Agency Agreement, they should be returned by post to (see Note (1) below):

To:

Address:

For the Attention of:

Instructions

Please make delivery of any cash amount and/or any Physical Delivery Amount to be paid in respect of the above-mentioned Warrants as follows:

Cash Settlement/Physical Delivery Settlement:

(A) for Cash Settled Warrants:

Credit Cash Settlement Amount to:

Receiving Bank Correspondent:

SWIFT:

Bank Name:

SWIFT Code:

Beneficiary Account Name:

Account No.:

Reference:

(B) for Physical Delivery Warrants:

The following amount representing the Strike Price is herewith transmitted:

($ )

Credit Physical Delivery Amount to:

Clearing System:

Account Number:

Account Name:

Credit any cash payable to:

Receiving Bank Correspondent:

SWIFT:

Bank Name:

SWIFT Code:

Beneficiary Account Name:

Account No.:

Reference:

Additional Agreements:

(i)

[The undersigned hereby undertakes to pay all Expenses with respect to the Warrants being exercised, and authorizes the Issuer or its agents to deduct an amount in respect thereof from any Cash Settlement Amount due to the undersigned.1]

(ii)	[The undersigned hereby undertakes to pay all Expenses with respect to the Warrants being exercised.2]

(iii)	The undersigned certifies that the beneficial owner of each Warrant is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended), the Warrant is not being exercised within the United States or on behalf of a U.S. person and no cash or other property have been or will be delivered within the United States or its possessions or to, or for the account or benefit of, a U.S. person in connection with the transfer contemplated hereby.

(iv)	The undersigned authorizes the production of this Exercise Notice, including the certifications herein, in any applicable governmental, judicial, administrative or legal proceedings.

For:

By:

Signature:

Print Name:

Telephone No.:

E-mail:

Dated:

[1]	Include in the case of Cash Settled Warrants.
[2]	Include in the case of Physical Delivery Warrants.

To be completed by recipient Paying Agent in respect of physical definitive securities held outside of Euroclear and/or Clearstream, Luxembourg and/or Clearstream, Frankfurt

Received by:

Signature and stamp of Paying Agent

At its office at:

On:

Time:

Notes

(1) The Agency Agreement provides that Warrants or authorities so returned will be sent by post, uninsured and at the risk of the Holder, unless the Holder otherwise requests and pays the costs of such insurance in advance to the relevant Paying Agent.

(2) This Exercise Notice is not valid unless all of the paragraphs requiring completion are duly completed.

(3) The Paying Agent with whom the above-mentioned Warrants are deposited will not in any circumstances be liable to the depositing Holder or any other person for any loss or damage arising from any act, default or omission of such Paying Agent in relation to the said Warrants or any of them unless such loss or damage was caused by the fraud or gross negligence of such Paying Agent or its directors, officers or employees.

Schedule 8

to Agency Agreement

FORM OF CERTIFICATE SETTLEMENT NOTICE

B OF A ISSUANCE B.V.

CERTIFICATES

ISIN [            ]

Principal Agent

To:	The Bank of New York
One Canada Square
London
E14 5AL
United Kingdom
Attention: Corporate Trust Administration
Telephone: 0044 20 7964 4784
Facsimile: 0044 20 7964 6399

or

Paying Agent

To:	The Bank of New York (Luxembourg) S.A.
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Attention: Corporate Trust Administration
Telephone: 00352 46 26 85 523
Facsimile: 00352 46 26 85 804

By depositing this duly completed Certificate Settlement Notice with the Paying Agent, as provided in the Terms and Conditions, the undersigned Certificateholder as are surrendered with this Certificate Settlement Notice and referred to below irrevocably sets forth its instruction to have the Physical Delivery Amount in respect of the Certificates delivered as set forth herein under the Terms and Conditions.

The Certificate Settlement Notice relates to the exercise of a notional amount of
( ) Certificates, in the case of Definitive Certificates, bearing the following serial numbers:

If the Certificates referred to above are to be returned to the undersigned under the Terms and Conditions, they should be returned by post to (see Note (1) below):

To:

Address:

For the Attention of:

Instructions

Please make delivery of any cash amount and/or any Physical Delivery Amount to be paid in respect of the above-mentioned Certificates as follows:

(A) for Physical Delivery Amounts:

Credit Physical Delivery Amount to:

Clearing System:

Account Number:

Account Name:

(B) for Delivery of Cash Amounts:

Credit any cash payable to:

Receiving Bank Correspondent:

SWIFT:

Bank Name:

SWIFT Code:

Beneficiary Account Name:

Account No.:

Reference:

Additional Agreements:

(v)	The undersigned hereby undertakes to pay all Expenses with respect to the relevant Certificates.

(vi)	The undersigned certifies that the beneficial owner of each Certificate is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended), the Certificate is not being redeemed within the United States or on behalf of a U.S. person and no cash, securities or other property have been or will be delivered within the United States or its possessions or to, or for the account or benefit of, a U.S. person in connection with the transfer contemplated hereby.

(vii)	The undersigned authorizes the production of this Certificate Settlement Notice, including the certifications herein, in any applicable governmental, judicial, administrative or legal proceedings.

For:

By:

Signature:

Print Name:

Telephone No.:

E-mail:

Dated:

To be completed by recipient Paying Agent in respect of physical definitive securities held outside of Euroclear and/or Clearstream, Luxembourg and/or Clearstream, Frankfurt

Received by:

Signature and stamp of Paying Agent

At its office at:

On:

Time:

Notes

(1) The Agency Agreement provides that Certificates or authorities so returned will be sent by post, uninsured and at the risk of the Holder, unless the Holder otherwise requests and pays the costs of such insurance in advance to the relevant Paying Agent.

(2) This Certificate Settlement Notice is not valid unless all of the paragraphs requiring completion are duly completed.

(3) The Paying Agent with whom the above-mentioned Certificates are deposited will not in any circumstances be liable to the depositing Holder or any other person for any loss or damage arising from any act, default or omission of such Paying Agent in relation to the said Certificates or any of them unless such loss or damage was caused by the fraud or gross negligence of such Paying Agent or its directors, officers or employees.

Schedule 9 to

Agency Agreement

FORM OF DEFINITIVE [NOTE][CERTIFICATE]

THIS [NOTE][CERTIFICATE] HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS [NOTE][CERTIFICATE] NOR ANY INTEREST OR PARTICIPATION IN THIS [NOTE][CERTIFICATE] MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS [NOTE][CERTIFICATE] MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS [NOTE][CERTIFICATE] MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS [NOTE][CERTIFICATE] IS A DEFINITIVE [NOTE][CERTIFICATE] WITH INTEREST COUPONS. THE RIGHTS ATTACHING TO THIS DEFINITIVE [NOTE][CERTIFICATE] ARE AS SPECIFIED HEREIN AND IN THE TERMS AND CONDITIONS (AS DEFINED BELOW).

THIS [NOTE][CERTIFICATE] IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNER OF THIS [NOTE][CERTIFICATE] SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[1]	[This language is applicable only to [Note] [Certificates] with maturities of 183 days or less from the date of original issue.]

[Legend on definitive bearer [[Note][Certificate]]s:

[Unless between individuals not acting in the conduct of a profession or business, each transaction regarding this [Note][Certificate] which involves the physical delivery thereof within, from or into the Netherlands must be effected (as required by the Dutch Savings Certificates Act (Wet inzake spaarbewijzen)) through the mediation of the Issuer, the Guarantor or a member of Euronext Amsterdam N.V. and, unless this [Note][Certificate] qualifies as commercial paper or as a certificate of deposit and the transaction is between the professional parties, must be recorded in a transaction note which includes the name and address of each party to the transaction, the nature of the transaction and the details and serial number of this [Note][Certificate].]2

[2]	Include on discounted bearer Certificates and other bearer Certificates on which interest does not become due and payable during their term but only at maturity (savings certificates, as defined in the Dutch Savings Certificates Act) and which are (a) not listed on Euronext Amsterdam and (b) physically issued in the Netherlands or physically issued outside the Netherlands but distributed in the Netherlands immediately thereafter.

B of A ISSUANCE B.V.

[Notional Amount of Tranche]

[NOTE][CERTIFICATE]S DUE [year of Settlement

Date/Settlement Month]

Series No. [    ]

Tranche No. [    ]

[NOTE][CERTIFICATE]

ISIN:

[WKN:]

[VALOREN:]

SERIE:

TRANCHE:

[COMMON CODE:]

This [Note][Certificate] is one of a duly authorized issue of [Note][Certificate]s (the “[Note][Certificate]”) of B of A Issuance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Issuer”) described, and having the provisions specified, in the consolidated terms and conditions (the “Terms and Conditions”), which provisions are incorporated herein. Words and expressions defined or set out in the Terms and Conditions shall bear the same meaning when used herein.

The Issuer, subject to and in accordance with the Terms and Conditions, promises to pay or deliver to the bearer hereof any sums payable or amount deliverable in respect thereof under the Terms and Conditions.

Payment hereunder is guaranteed by Bank of America Corporation (the “Guarantor”), as set forth in the Guarantee Agreement executed by the Guarantor.

This [Note] [Certificate] shall be governed by, and construed in accordance with the laws of Germany.

This [Note] [Certificate] shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by or on behalf of the German Paying Agent.

IN WITNESS WHEREOF the Issuer has caused this [Note][Certificate] to be duly signed on its behalf.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

[NOTE][CERTIFICATE] OF AUTHENTICATION OF THE AGENT

This [Note][Certificate] is authenticated by or on behalf of the Agent.

THE BANK OF NEW YORK
as Agent

By:
Authorized Signatory
For the purposes of authentication only.

Schedule 10 to

Agency Agreement

FORM OF COUPON

THIS COUPON HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS COUPON NOR ANY INTEREST OR PARTICIPATION IN THIS COUPON MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS COUPON MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS COUPON MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS COUPON IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS COUPON SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

B OF A ISSUANCE B.V.

[Specified Currency and [Principal] [Notional] Amount of Tranche]

[NOTES/CERTIFICATES] DUE [Year of Maturity]

Series No. [            ]

ISIN:

[WKN:]

[VALOREN:]

SERIE:

TRANCHE:

[COMMON CODE:]

Part A

[For Fixed Rate [Notes/Certificates]]:

This Coupon is payable to bearer, separately negotiable and subject to the Terms and Conditions of the said [Notes/Certificates].	Coupon No.
Coupon for
[ ]
due on
[ ], 20[ ]]

Part B

[For Floating Rate [Notes/Certificates], Index Linked Interest [Notes/Certificates], Share Linked Interest [Notes/Certificates], Inflation Linked Interest [Notes/Certificates], Commodity Linked Interest [Notes/Certificates], FX Linked Interest [Notes/Certificates] and Hybrid Interest [Notes/Certificates]:-

Coupon No.
Coupon for the amount due in accordance with the	Coupon due
Terms and Conditions on the said [Notes/Certificates] on the	in [ ], [20[ ]]
Interest Payment Date falling in [20[ ]]

This Coupon is payable to bearer, separately negotiable and subject to such Terms and Conditions, under which it may become void before its due date.]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]3

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

[3]	[Appears only on Coupons relating to Notes and Certificates with maturities of 183 days or less from the date of original issue.]

(Reverse of Coupon)

AGENT

The Bank of New York

One Canada Square

London

E14 5AL

United Kingdom

PAYING AGENT

The Bank of New York (Luxembourg) S.A.

Aerogolf Center

1A, Hoehenhof

L-1736 Senningerberg

Luxembourg

GERMAN PAYING AGENT

The Bank of New York

Filiale Frankfurt am Main

Niedenau 61-63

60325 Frankfurt am Main

Germany

and/or such other or further Agent and other or further Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and notice of which has been given to the Holders.

Schedule 11 to

Agency Agreement

FORM OF RECEIPT

THIS RECEIPT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS RECEIPT NOR ANY INTEREST OR PARTICIPATION IN THIS RECEIPT MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS RECEIPT MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS RECEIPT MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS RECEIPT IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS RECEIPT SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[1]	[Appears only on Receipts relating to Notes and Certificates with maturities of 183 days or less from the date or original issue.]

B OF A ISSUANCE B.V.

[Specified Currency and Principal Amount of Tranche]

[NOTES] [CERTIFICATES] DUE [Year of Maturity]

Series No. [    ]

ISIN:

[WKN:]

[VALOREN:]

SERIE:

TRANCHE:

[common code:]

Receipt for the sum of [            ] being the installment of principal payable in accordance with the Terms and Conditions of the [Note] [Certificate]s endorsed on the [Note] [Certificate] to which this Receipt appertains (the “Terms and Conditions”) on [            ].

This Receipt is issued subject to and in accordance with the Terms and Conditions which shall be binding upon the Holder of this Receipt (whether or not it is for the time being attached to such [Note] [Certificate]) and is payable at the specified office of the Agent or any of the Paying Agents set out on the reverse of the [Note] [Certificate] to which this Receipt appertains (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Holders).

This Receipt must be presented for payment together with the [Note] [Certificate] to which it appertains. The Issuer shall have no obligation in respect of any Receipt presented without the [Note] [Certificate] to which it appertains or any unmatured Receipts.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

Schedule 12 to

Agency Agreement

FORM OF TALON

THIS TALON HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS TALON NOR ANY INTEREST OR PARTICIPATION IN THIS TALON MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING THE STATES AND THE DISTRICT OF COLUMBIA), ITS TERRITORIES, ITS POSSESSIONS AND OTHER AREAS SUBJECT TO ITS JURISDICTION OR TO ANY PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT. THIS TALON MAY NOT BE LEGALLY OR BENEFICIALLY OWNED AT ANY TIME BY ANY U.S. PERSON.

THIS TALON MAY NOT BE OFFERED, SOLD, OR DELIVERED WITHIN THE UNITED STATES OR ITS POSSESSIONS OR TO ANY CITIZEN, NATIONAL OR RESIDENT OF THE UNITED STATES, ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR TO ANY ESTATE THE INCOME OF WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF ITS SOURCE OR ANY TRUST WITH RESPECT TO WHICH A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION, AND ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL OF ITS SUBSTANTIAL DECISIONS, EXCEPT AS PERMITTED UNDER APPLICABLE UNITED STATES TREASURY REGULATIONS.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS TALON IS NOT A SAVINGS ACCOUNT OR A DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF THE ISSUER AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS TALON SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]1

[1]	[Appears only on Talons relating to Notes and Certificates with maturities of 183 days or less from the date of original issue.]

(On the front)

[Specified Currency and Principal Amount of Tranche]

[NOTES] [CERTIFICATES] DUE [Year of Maturity]

Series No. [    ]

ISIN:

[WKN:]

[VALOREN:]

SERIE:

TRANCHE:

[COMMON CODE:]

On and after [    ] further Coupons [and a further Talon] appertaining to the [Note] [Certificate] to which this Talon appertains will be issued at the specified office of the Agent or any of the Paying Agents set out on the reverse hereof (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Holders) upon production and surrender of this Talon.

This Talon may, in certain circumstances, become void under the Terms and Conditions of the [Note] [Certificate]s endorsed on the [Note] [Certificate]s to which this Talon appertains.

B OF A ISSUANCE B.V.

By:
Managing Director A

By:
Managing Director B

(Reverse of Receipt and Talon)

AGENT

The Bank of New York

One Canada Square

London

E14 5AL

United Kingdom

PAYING AGENT

The Bank of New York (Luxembourg) S.A.

Aerogolf Center

1A, Hoehenhof

L-1736 Senningerberg

Luxembourg

GERMAN PAYING AGENT

The Bank of New York

Filiale Frankfurt am Main

Niedenau 61-63

60325 Frankfurt am Main

Germany

and/or such other or further Agent and other or further Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and notice of which has been given to the Holders.